UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2011

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.20	$3.33	0.66%
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31	0.66%

Class B
Actual	$1,000	$1,034.10	$4.59	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.28	$4.56	0.91%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association	$47,182,842	7.9%
U.S. Treasury Bonds & Notes	38,492,577	6.5
JPMorgan Chase & Co.	9,298,439	1.6
Apple, Inc.	7,767,404	1.3
Federal Farm Credit Bank	5,704,563	1.0
Comcast Corp.	5,380,757	0.9
Dow Chemical Co. (The)	5,158,045	0.9
Google, Inc.—Class A	4,997,970	0.8
Citigroup, Inc.	4,709,913	0.8
Canadian Government Bond	4,452,448	0.7

	$133,144,958	22.4%

SECURITY TYPE BREAKDOWN**

June 30, 2011 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$378,074,359	63.1%
Corporates—Investment Grades	57,191,807	9.6
Governments—Treasuries	45,080,773	7.5
Mortgage Pass-Thru’s	35,363,156	5.9
Agencies	22,513,219	3.8
Commercial Mortgage-Backed Securities	18,307,787	3.1
Asset-Backed Securities	15,778,704	2.6
Corporates—Non-Investment Grades	6,659,320	1.1
Governments—Sovereign Agencies	2,050,504	0.3
Quasi-Sovereigns	1,322,522	0.2
Preferred Stocks	943,419	0.2
Governments—Sovereign Bonds	861,755	0.1
Local Governments—Municipal Bonds	523,801	0.1
Other***	538,643	0.1
Short-Term Investments	13,537,481	2.3

Total Investments	$598,747,250	100.0%

*	Long-term investments.

**	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

***	“Other” represents less than 0.1% weightings in the following security types: CMOs and Emerging Markets—Corporate Bonds.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.6%

FINANCIALS–17.2%
CAPITAL MARKETS–1.0%
Blackstone Group LP	111,475	$1,846,026
Deutsche Bank AG	7,000	413,143
Goldman Sachs Group, Inc. (The)	20,275	2,698,400
Man Group PLC	63,078	239,934
Morgan Stanley	17,500	402,675
UBS AG(a)	33,877	618,240

		6,218,418

COMMERCIAL BANKS–2.2%
Australia & New Zealand Banking Group Ltd.	9,900	234,678
Banco do Brasil SA	14,600	261,942
Bank of China Ltd.	441,100	216,469
Barclays PLC	120,000	492,282
BNP Paribas	15,221	1,173,676
Danske Bank A/S(a)	12,961	239,881
Hana Financial Group, Inc.	6,250	219,311
HSBC Holdings PLC	145,000	1,437,636
Itau Unibanco Holding SA (ADR)	21,100	496,905
KB Financial Group, Inc.	4,845	230,322
KBC Groep NV	11,500	451,249
Lloyds Banking Group PLC(a)	739,400	581,046
Mitsubishi UFJ Financial Group, Inc.	87,600	426,904
National Australia Bank Ltd.	26,400	729,892
PNC Financial Services Group, Inc.	7,100	423,231
Societe Generale SA	18,249	1,080,816
Standard Chartered PLC	35,159	923,545
Sumitomo Mitsui Financial Group, Inc.	13,300	410,101
Turkiye Is Bankasi–Class C	39,700	121,855
Turkiye Vakiflar Bankasi Tao– Class D	61,400	138,828
UniCredit SpA	234,495	496,359
Wells Fargo & Co.	81,700	2,292,502

		13,079,430

CONSUMER FINANCE–0.1%
Capital One Financial Corp.	7,700	397,859
Shriram Transport Finance Co., Ltd.	25,500	352,812

		750,671

DIVERSIFIED FINANCIAL SERVICES–2.7%
Bank of America Corp.	124,500	1,364,520
Citigroup, Inc.	80,500	3,352,020
IG Group Holdings PLC	78,452	548,850
ING Groep NV(a)	85,300	1,051,195
JPMorgan Chase & Co.	201,617	8,254,200
Moody’s Corp.	21,200	813,020
ORIX Corp.	3,580	348,233

		15,732,038

Company	Shares	U.S. $ Value

INSURANCE–1.7%
ACE Ltd.	14,000	$921,480
Admiral Group PLC	31,589	842,404
Aegon NV(a)	79,700	543,077
AIA Group Ltd.(a)	196,400	684,942
Allianz SE	7,300	1,017,962
Allstate Corp. (The)	9,500	290,035
Aviva PLC	73,000	513,850
Berkshire Hathaway, Inc.(a)	7,600	588,164
Chubb Corp.	6,400	400,704
MetLife, Inc.	39,500	1,732,865
Muenchener Rueckversicherungs AG	3,700	564,823
Prudential PLC	32,200	371,807
Travelers Cos., Inc. (The)	25,900	1,512,042

		9,984,155

REAL ESTATE INVESTMENT TRUSTS (REITs)–6.3%
Ascendas Real Estate Investment Trust	272,000	452,405
Ashford Hospitality Trust, Inc.	47,079	586,134
Beni Stabili SpA	485,853	490,567
Big Yellow Group PLC	115,140	568,611
BioMed Realty Trust, Inc.	35,900	690,716
Boston Properties, Inc.	12,937	1,373,392
BRE Properties, Inc.	12,750	635,970
British Land Co. PLC	135,439	1,324,196
Camden Property Trust	14,500	922,490
Chartwell Seniors Housing Real Estate Investment Trust	66,500	579,190
Colonial Properties Trust	29,700	605,880
Cominar Real Estate Investment Trust	14,303	326,561
Coresite Realty Corp.	13,961	228,960
Dexus Property Group	970,000	918,978
Digital Realty Trust, Inc.	12,200	753,716
Douglas Emmett, Inc.	37,426	744,403
Duke Realty Corp.	48,200	675,282
Dundee Real Estate Investment Trust	13,056	439,961
Entertainment Properties Trust	6,050	282,535
Equity Residential	11,800	708,000
Essex Property Trust, Inc.	5,200	703,508
Extra Space Storage, Inc.	34,400	733,752
Fonciere Des Regions	5,300	561,417
General Growth Properties, Inc.	5,473	91,344
Glimcher Realty Trust	99,500	945,250
Goodman Group	946,850	717,810
Great Portland Estates PLC	67,500	472,484
H&R Real Estate Investment Trust	13,984	313,768
Health Care REIT, Inc.	17,500	917,525
Home Properties, Inc.	7,032	428,108
InnVest Real Estate Investment Trust	87,344	614,021
Investa Office Fund	83,900	58,181
Kilroy Realty Corp.	7,596	299,966

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Klepierre	21,303	$879,571
Land Securities Group PLC	59,950	820,119
LaSalle Hotel Properties	20,100	529,434
Link REIT (The)	100,912	345,363
Mid-America Apartment Communities, Inc.	9,650	651,086
National Health Investors, Inc.	6,501	288,839
Primaris Retail Real Estate Investment Trust	14,883	324,835
ProLogis, Inc.	26,843	962,053
Public Storage	7,650	872,177
RioCan Real Estate Investment Trust (New York)(b)	1,400	37,655
RioCan Real Estate Investment Trust (Toronto)	13,434	361,323
RLJ Lodging Trust(a)	24,458	424,835
Simon Property Group, Inc.	25,265	2,936,551
SL Green Realty Corp.	1,733	143,614
Stockland	184,151	675,462
Sunstone Hotel Investors, Inc.(a)	41,046	380,496
Taubman Centers, Inc.	5,200	307,840
U-Store-It Trust	70,800	744,816
Unibail-Rodamco SE	9,509	2,197,060
Ventas, Inc.	14,000	737,940
Washington Real Estate Investment Trust	9,100	295,932
Weingarten Realty Investors	28,538	718,016
Westfield Group	154,349	1,438,615
Weyerhaeuser Co.	10,000	218,600

		37,457,313

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.1%
BR Malls Participacoes SA	60,700	694,259
Castellum AB	43,645	653,525
Cheung Kong Holdings Ltd.	38,000	558,031
China Overseas Land & Investment Ltd.	136,000	292,927
Evergrande Real Estate Group Ltd.	864,000	569,152
FirstService Corp.(a)	5,595	193,703
Forest City Enterprises, Inc.(a)	15,922	297,264
Global Logistic Properties Ltd.(a)	189,000	317,514
Great Eagle Holdings Ltd.	128,000	426,542
GSW Immobilien AG(a)	11,234	385,282
Hang Lung Group Ltd.	66,000	419,079
Hang Lung Properties Ltd.	309,000	1,274,482
Hongkong Land Holdings Ltd.	128,000	912,783
Hysan Development Co., Ltd.	112,822	561,874
Kerry Properties Ltd.	176,131	852,456
Lend Lease Group	77,367	747,161
Mitsubishi Estate Co., Ltd.	108,000	1,895,394
Mitsui Fudosan Co., Ltd.	116,100	1,999,577
Multiplan Empreendimentos Imobiliarios SA	14,287	312,169
New World Development Ltd.	496,972	754,513
Norwegian Property ASA	104,260	218,051

Company	Shares	U.S. $ Value

Soho China Ltd.	599,000	$537,264
Sponda Oyj	80,011	465,362
Sumitomo Realty & Development Co., Ltd.	5,000	111,748
Sun Hung Kai Properties Ltd.	117,700	1,715,933
Sunac China Holdings Ltd.(a)	440,200	156,594
Swire Pacific Ltd.	32,500	479,332
UOL Group Ltd.	101,487	412,109
Wheelock & Co., Ltd.	67,000	270,363

		18,484,443

THRIFTS & MORTGAGE FINANCE–0.1%
Housing Development Finance Corp.	31,000	488,754

		102,195,222

INFORMATION TECHNOLOGY–9.0%
COMMUNICATIONS EQUIPMENT–1.5%
Alcatel-Lucent/France (Sponsored ADR)(a)	38,100	219,837
Aruba Networks, Inc.(a)	9,200	271,860
Cisco Systems, Inc.	54,600	852,306
HTC Corp.	19,000	642,413
Juniper Networks, Inc.(a)	10,500	330,750
Motorola Solutions, Inc.(a)	17,200	791,888
Qualcomm, Inc.	53,430	3,034,290
Riverbed Technology, Inc.(a)	63,800	2,525,842

		8,669,186

COMPUTERS & PERIPHERALS–2.7%
Apple, Inc.(a)	23,140	7,767,404
Dell, Inc.(a)	58,800	980,196
EMC Corp.(a)	103,514	2,851,811
Fujitsu Ltd.	65,000	371,533
Hewlett-Packard Co.	67,600	2,460,640
Logitech International SA(a)	59,189	664,374
NetApp, Inc.(a)	15,269	805,898
Toshiba Corp.	74,000	390,154

		16,292,010

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
AU Optronics Corp.(a)	537,310	368,441
Corning, Inc.	27,900	506,385
LG Display Co., Ltd.	6,300	175,844

		1,050,670

INTERNET SOFTWARE & SERVICES–1.0%
Google, Inc.–Class A(a)	9,870	4,997,970
Kakaku.com, Inc.	27	189,860
Telecity Group PLC(a)	104,877	932,387

		6,120,217

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

IT SERVICES–0.4%
Accenture PLC	40,217	$2,429,911
Visa, Inc.–Class A	2,000	168,532

		2,598,443

OFFICE ELECTRONICS–0.1%
Konica Minolta Holdings, Inc.	46,500	388,390

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.1%
Advanced Semiconductor Engineering, Inc.	93,000	102,545
Advanced Semiconductor Engineering, Inc. (ADR)	50,700	285,948
Applied Materials, Inc.	43,500	565,935
Broadcom Corp.–Class A(a)	67,108	2,257,513
Intel Corp.	30,800	682,528
Lam Research Corp.(a)	12,100	535,788
Marvell Technology Group Ltd.(a)	59,500	878,517
Powertech Technology, Inc.	29,000	97,620
Samsung Electronics Co., Ltd.	650	505,199
Sumco Corp.(a)	9,400	159,146
Trina Solar Ltd. (Sponsored ADR)(a)	19,000	425,980

		6,496,719

SOFTWARE–2.0%
Aveva Group PLC	10,210	281,068
Citrix Systems, Inc.(a)	37,600	3,008,000
Intuit, Inc.(a)	30,200	1,566,172
Microsoft Corp.	19,300	501,800
Oracle Corp.	123,500	4,064,385
Rovi Corp.(a)	16,038	919,940
SAP AG	18,300	1,109,497
Temenos Group AG(a)	16,545	510,288

		11,961,150

		53,576,785

CONSUMER DISCRETIONARY–8.8%
AUTO COMPONENTS–1.5%
BorgWarner, Inc.(a)	25,700	2,076,303
Bridgestone Corp.	24,900	573,709
Faurecia	5,500	235,868
GKN PLC	124,100	462,679
Johnson Controls, Inc.	65,100	2,712,066
Lear Corp.	18,400	984,032
Magna International, Inc.–Class A	10,100	546,130
NGK Spark Plug Co., Ltd.	21,000	290,167
Sumitomo Rubber Industries Ltd.	11,500	139,163
TRW Automotive Holdings Corp.(a)	11,700	690,651

		8,710,768

AUTOMOBILES–0.7%
Ford Motor Co.(a)	39,100	539,189
General Motors Co.(a)	40,400	1,226,544
Mazda Motor Corp.(a)	5,000	13,176

Company	Shares	U.S. $ Value

Nissan Motor Co., Ltd.	66,300	$696,761
Renault SA	10,700	634,835
Toyota Motor Corp.	20,500	844,173

		3,954,678

DISTRIBUTORS–0.2%
Inchcape PLC	23,660	158,880
Li & Fung Ltd.	620,000	1,239,187

		1,398,067

HOTELS, RESTAURANTS & LEISURE–0.9%
Hyatt Hotels Corp.(a)	13,470	549,845
Intercontinental Hotels Group PLC	30,100	616,171
Kosmopolito Hotels International Ltd.(a)	457,000	103,738
Overseas Union Enterprise Ltd.	119,000	276,646
Royal Caribbean Cruises Ltd.(a)	7,900	297,356
Shangri-La Asia Ltd.	279,333	687,207
Starbucks Corp.	59,800	2,361,502
Thomas Cook Group PLC	43,000	91,892
Whitbread PLC	11,100	287,794
Wyndham Worldwide Corp.	9,700	326,405

		5,598,556

HOUSEHOLD DURABLES–0.5%
Fortune Brands, Inc.	7,000	446,390
LG Electronics, Inc.	4,730	368,802
NVR, Inc.(a)	1,200	870,576
Rossi Residencial SA	73,300	599,307
Sharp Corp.	45,000	410,671
Sony Corp.	10,800	284,961

		2,980,707

INTERNET & CATALOG RETAIL–0.5%
Amazon.com, Inc.(a)	11,475	2,346,523
Rakuten, Inc.	561	580,648

		2,927,171

LEISURE EQUIPMENT & PRODUCTS–0.0%
Namco Bandai Holdings, Inc.	6,300	75,836

MEDIA–2.6%
CBS Corp.–Class B	10,100	287,749
Comcast Corp.–Class A	180,900	4,584,006
DIRECTV(a)	18,300	930,006
Gannett Co., Inc.	23,300	333,656
Informa PLC	22,900	158,952
Interpublic Group of Cos., Inc. (The)	20,500	256,250
McGraw-Hill Cos., Inc. (The)	15,400	645,414
News Corp.–Class A	177,200	3,136,440
Time Warner Cable, Inc.–Class A	14,900	1,162,796
Viacom, Inc.–Class B	25,500	1,300,500
Vivendi SA	17,335	483,177
Walt Disney Co. (The)	49,332	1,925,921

		15,204,867

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTILINE RETAIL–0.1%
Don Quijote Co., Ltd.	10,600	$368,627

SPECIALTY RETAIL–1.8%
Esprit Holdings Ltd.	82,800	258,709
Fast Retailing Co., Ltd.	3,100	501,357
Foot Locker, Inc.	23,200	551,232
GameStop Corp.–Class A(a)	13,400	357,378
Gap, Inc. (The)	38,100	689,610
Hennes & Mauritz AB–Class B	41,100	1,417,174
Inditex SA	14,497	1,320,876
Limited Brands, Inc.	73,300	2,818,385
Lowe’s Cos., Inc.	57,300	1,335,663
Office Depot, Inc.(a)	83,900	354,058
Ross Stores, Inc.	9,000	721,080
Yamada Denki Co., Ltd.	5,620	457,915

		10,783,437

TEXTILES, APPAREL & LUXURY GOODS–0.0%
Cie Financiere Richemont SA	3,400	222,812
Yue Yuen Industrial Holdings Ltd.	9,000	28,629

		251,441

		52,254,155

ENERGY–7.0%
ENERGY EQUIPMENT & SERVICES–2.1%
AMEC PLC	56,968	995,434
Ensco PLC (Sponsored ADR)	19,800	1,055,340
FMC Technologies, Inc.(a)	16,100	721,119
Helmerich & Payne, Inc.	10,500	694,260
McDermott International, Inc.(a)	27,300	540,813
Nabors Industries Ltd.(a)	38,000	936,320
Petrofac Ltd.	55,500	1,349,593
Saipem SpA	13,600	702,308
Schlumberger Ltd.	50,655	4,376,592
Technip SA	7,100	761,059
Transocean Ltd./Switzerland	8,200	529,392

		12,662,230

OIL, GAS & CONSUMABLE FUELS–4.9%
Afren PLC(a)	185,500	469,945
Anadarko Petroleum Corp.	12,100	928,796
BP PLC	106,600	784,895
Chevron Corp.	32,600	3,352,584
China Petroleum & Chemical Corp.–Class H	146,000	148,582
ConocoPhillips	38,400	2,887,296
Denbury Resources, Inc.(a)	6,700	134,000
Devon Energy Corp.	28,000	2,206,680
ENI SpA	20,300	481,089
EOG Resources, Inc.	18,135	1,896,014
Gazprom OAO (Sponsored ADR)(a)	36,000	523,800
Hess Corp.	20,200	1,510,152
JX Holdings, Inc.	57,500	386,747

Company	Shares	U.S. $ Value

Lukoil OAO (London) (Sponsored ADR)	5,000	$318,750
Marathon Oil Corp.	42,300	2,228,364
Murphy Oil Corp.	2,900	190,414
Nexen, Inc. (New York)	46,200	1,039,500
Nexen, Inc. (Toronto)	26,584	599,239
Noble Energy, Inc.	36,024	3,228,831
Occidental Petroleum Corp.	17,500	1,820,700
OMV AG	6,400	279,593
Penn West Petroleum Ltd.	9,613	221,973
Petroleo Brasileiro SA (Sponsored ADR)	6,700	205,556
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	40,704	1,445,345
Southwestern Energy Co.(a)	10,000	428,800
Suncor Energy, Inc. (Toronto)	16,500	646,690
Tatneft (Sponsored ADR)	2,600	112,060
Tesoro Corp.(a)	14,900	341,359
Valero Energy Corp.	9,600	245,472

		29,063,226

		41,725,456

INDUSTRIALS–6.1%
AEROSPACE & DEFENSE–1.1%
BAE Systems PLC	103,000	526,913
General Dynamics Corp.	5,800	432,216
Goodrich Corp.	17,900	1,709,450
Northrop Grumman Corp.	31,200	2,163,720
Precision Castparts Corp.	4,100	675,065
Raytheon Co.	17,900	892,315

		6,399,679

AIR FREIGHT & LOGISTICS–0.6%
Kuehne & Nagel International AG	1,900	288,657
United Parcel Service, Inc.– Class B	42,700	3,114,111

		3,402,768

AIRLINES–0.1%
Delta Air Lines, Inc.(a)	95,600	876,652

BUILDING PRODUCTS–0.1%
Asahi Glass Co., Ltd.	40,000	468,091
Cie de St-Gobain	3,000	194,454

		662,545

COMMERCIAL SERVICES & SUPPLIES–0.2%
Aggreko PLC	18,000	557,685
Serco Group PLC	92,815	823,319

		1,381,004

CONSTRUCTION & ENGINEERING–0.2%
Bouygues SA	18,200	800,330
Larsen & Toubro Ltd.	10,900	447,881
Samsung Engineering Co., Ltd.	600	143,889

		1,392,100

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–0.6%
Bharat Heavy Electricals Ltd.	4,900	$225,170
Cooper Industries PLC	21,689	1,294,183
Furukawa Electric Co., Ltd.	43,000	179,529
Mitsubishi Electric Corp.	40,000	464,644
Rockwell Automation, Inc.	7,299	633,261
Sumitomo Electric Industries Ltd.	33,400	487,160
Vestas Wind Systems A/S(a)	11,505	267,076

		3,551,023

INDUSTRIAL CONGLOMERATES–1.4%
Bidvest Group Ltd.	10,256	228,443
Cookson Group PLC	17,900	193,369
Danaher Corp.	66,839	3,541,799
General Electric Co.	168,200	3,172,252
Keppel Corp. Ltd.	106,500	963,575
SembCorp Industries Ltd.	30,000	122,167
Tyco International Ltd.	2,800	138,404

		8,360,009

MACHINERY–1.1%
Fanuc Corp.	6,500	1,086,949
Flowserve Corp.	18,448	2,027,251
Ingersoll-Rand PLC	17,600	799,216
Jain Irrigation Systems Ltd.	45,986	175,828
Komatsu Ltd.	24,500	764,967
Parker Hannifin Corp.	5,300	475,622
Stanley Black & Decker, Inc.	21,100	1,520,255

		6,850,088

PROFESSIONAL SERVICES–0.4%
Capita Group PLC (The)	123,600	1,419,590
Experian PLC	38,500	490,409
Intertek Group PLC	6,648	210,688

		2,120,687

ROAD & RAIL–0.1%
DSV A/S	14,680	352,388
East Japan Railway Co.	3,400	194,721
Firstgroup PLC	3,033	16,611
Nippon Express Co., Ltd.	49,000	198,554

		762,274

TRADING COMPANIES & DISTRIBUTORS–0.1%
Mitsubishi Corp.	13,500	337,201
Mitsui & Co., Ltd.	7,000	121,031

		458,232

TRANSPORTATION INFRASTRUCTURE–0.1%
China Merchants Holdings International Co., Ltd.	80,000	310,943

		36,528,004

HEALTH CARE–5.7%
BIOTECHNOLOGY–0.9%
Amgen, Inc.(a)	16,800	980,280

Company	Shares	U.S. $ Value

Celgene Corp.(a)	38,253	$2,307,421
Gilead Sciences, Inc.(a)	51,785	2,144,417

		5,432,118

HEALTH CARE EQUIPMENT & SUPPLIES–0.2%
Cochlear Ltd.	1,400	108,357
Covidien PLC	11,500	612,145
Kinetic Concepts, Inc.(a)	10,800	622,404

		1,342,906

HEALTH CARE PROVIDERS & SERVICES–1.4%
Aetna, Inc.	6,900	304,221
Express Scripts, Inc.–Class A(a)	52,100	2,812,358
HCA Holdings, Inc.(a)	23,365	771,045
Health Net, Inc.(a)	15,100	484,559
UnitedHealth Group, Inc.	34,700	1,789,826
WellPoint, Inc.	28,600	2,252,822

		8,414,831

PHARMACEUTICALS–3.2%
Allergan, Inc.	28,810	2,398,433
Aspen Pharmacare Holdings Ltd.(a)	17,330	215,445
AstraZeneca PLC	27,500	1,374,485
AstraZeneca PLC (Sponsored ADR)	35,500	1,777,485
Forest Laboratories, Inc.(a)	4,900	192,766
GlaxoSmithKline PLC	15,294	327,816
Johnson & Johnson	52,700	3,505,604
Merck & Co., Inc.	52,700	1,859,783
Novartis AG	15,834	970,420
Otsuka Holdings Co., Ltd.	9,100	240,792
Pfizer, Inc.	208,500	4,295,100
Roche Holding AG	4,500	753,393
Sanofi	8,278	665,887

		18,577,409

		33,767,264

MATERIALS–4.0%
CHEMICALS–2.6%
Agrium, Inc. (Toronto)	2,200	193,186
Air Water, Inc.	14,000	168,653
Clariant AG(a)	18,100	346,278
Dow Chemical Co. (The)	123,615	4,450,140
Huabao International Holdings Ltd.	124,000	112,978
Incitec Pivot Ltd.	6,901	28,741
Israel Chemicals Ltd.	95,400	1,522,404
K&S AG	22,500	1,727,737
Koninklijke DSM NV	5,851	379,709
LyondellBasell Industries NV	19,200	739,584
Mitsubishi Gas Chemical Co., Inc.	19,000	139,204
Monsanto Co.	48,458	3,515,143
Potash Corp. of Saskatchewan, Inc.	36,400	2,074,436
Ube Industries Ltd./Japan	41,000	123,436

		15,521,629

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

METALS & MINING–1.4%
Agnico-Eagle Mines Ltd.	3,800	$239,894
Alcoa, Inc.	65,800	1,043,588
Centamin Egypt Ltd.(a)	46,300	93,516
Commercial Metals Co.	8,400	120,540
Hindalco Industries Ltd.	48,200	195,132
JFE Holdings, Inc.	14,900	409,774
KGHM Polska Miedz SA(a)	1,500	107,733
New Gold, Inc.(a)	7,477	77,139
Newcrest Mining Ltd.	6,400	259,326
OneSteel Ltd.	24,700	49,326
Rio Tinto Ltd.	17,400	1,557,452
Rio Tinto PLC	19,200	1,386,350
Tata Steel Ltd.	23,600	324,055
ThyssenKrupp AG	10,800	561,143
Vale SA (Sponsored ADR) (Local Preference Shares)	23,100	668,976
Vale SA (Sponsored ADR)–Class B	7,400	236,430
Xstrata PLC	35,210	775,514

		8,105,888

		23,627,517

CONSUMER STAPLES–3.4%
BEVERAGES–0.4%
Anheuser-Busch InBev NV	19,724	1,144,729
Asahi Breweries Ltd.	16,500	332,368
Constellation Brands, Inc.– Class A(a)	42,100	876,522
Dr Pepper Snapple Group, Inc.	3,100	129,983

		2,483,602

FOOD & STAPLES RETAILING–0.8%
Delhaize Group SA	4,637	347,939
Koninklijke Ahold NV	33,000	443,694
Kroger Co. (The)	58,600	1,453,280
Olam International Ltd.	632,454	1,405,949
Safeway, Inc.	6,500	151,905
Sugi Holdings Co., Ltd.	10,000	260,985
Tesco PLC	157,717	1,019,006

		5,082,758

FOOD PRODUCTS–0.7%
Bunge Ltd.	18,200	1,254,890
ConAgra Foods, Inc.	30,200	779,462
General Mills, Inc.	16,300	606,686
Smithfield Foods, Inc.(a)	14,900	325,863
Tyson Foods, Inc.–Class A	48,600	943,812

		3,910,713

HOUSEHOLD PRODUCTS–0.6%
Procter & Gamble Co. (The)	52,000	3,305,640

TOBACCO–0.9%
Altria Group, Inc.	49,600	1,309,936
British American Tobacco PLC	33,272	1,459,030
Imperial Tobacco Group PLC	25,800	858,946
Japan Tobacco, Inc.	421	1,625,090

Company	Shares	U.S. $ Value

Reynolds American, Inc.	5,700	$211,185

		5,464,187

		20,246,900

TELECOMMUNICATION SERVICES–1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.2%
AT&T, Inc.	127,000	3,989,070
CenturyLink, Inc.	31,500	1,273,545
Nippon Telegraph & Telephone Corp.	15,600	752,416
Telecom Corp. of New Zealand Ltd.	62,600	126,676
Telecom Italia SpA (ordinary shares)	428,500	596,039
Telecom Italia SpA (savings shares)	148,800	173,110
Telenor ASA	18,700	306,031

		7,216,887

WIRELESS TELECOMMUNICATION SERVICES–0.4%
Sprint Nextel Corp.(a)	172,200	928,158
Vodafone Group PLC	398,653	1,057,085

		1,985,243

		9,202,130

UTILITIES–0.8%
ELECTRIC UTILITIES–0.3%
American Electric Power Co., Inc.	3,500	131,880
E.ON AG	26,826	762,513
EDP–Energias de Portugal SA	91,200	323,654
NV Energy, Inc.	45,100	692,285
Tokyo Electric Power Co., Inc. (The)	34,900	141,280

		2,051,612

GAS UTILITIES–0.1%
Gas Natural SDG SA	25,900	542,481
Tokyo Gas Co., Ltd.	12,000	54,160

		596,641

MULTI-UTILITIES–0.4%
CMS Energy Corp.	32,600	641,894
DTE Energy Co.	20,400	1,020,408
TECO Energy, Inc.	33,900	640,371

		2,302,673

		4,950,926

Total Common Stocks (cost $325,267,055)		378,074,359

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

CORPORATES– INVESTMENT GRADES–9.6%
FINANCIAL INSTITUTIONS–4.2%
BANKING–2.1%
American Express Co. 7.25%, 5/20/14	U.S.$	310	$354,543
Bank of America Corp.
5.625%, 7/01/20		420	433,655
5.875%, 1/05/21		200	209,895
7.375%, 5/15/14		340	382,227
Series L 5.65%, 5/01/18		285	300,484
BankAmerica Capital II Series 2 8.00%, 12/15/26		94	95,645
Bear Stearns Cos. LLC (The)
5.55%, 1/22/17		290	317,167
5.70%, 11/15/14		190	209,849
Citigroup, Inc.
5.375%, 8/09/20		232	242,107
5.50%, 4/11/13		230	244,185
6.50%, 8/19/13		260	282,765
8.50%, 5/22/19		475	588,836
Compass Bank 5.50%, 4/01/20		314	306,577
Countrywide Financial Corp. 6.25%, 5/15/16		92	96,952
Goldman Sachs Group, Inc. (The)
6.00%, 6/15/20		440	473,435
7.50%, 2/15/19		335	389,787
JPMorgan Chase & Co.
4.40%, 7/22/20		830	813,124
4.625%, 5/10/21		233	231,115
M&I Marshall & Ilsley Bank
4.85%, 6/16/15		250	263,583
5.00%, 1/17/17		205	221,833
Macquarie Group Ltd. 4.875%, 8/10/17(b)		470	473,873
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		245	256,856
Morgan Stanley
5.50%, 7/24/20		1,020	1,032,435
6.625%, 4/01/18		345	380,050
National Capital Trust II 5.486%, 3/23/15(b)		91	87,094
Nationwide Building Society 6.25%, 2/25/20(b)		465	483,563
North Fork Bancorporation, Inc. 5.875%, 8/15/12		100	103,740
Royal Bank of Scotland Group PLC 5.00%, 10/01/14		205	202,342

Company	Principal Amount (000)		U.S. $ Value

Royal Bank of Scotland PLC (The) 6.125%, 1/11/21	U.S.$	510	$522,808
Santander US Debt SA Unipersonal 2.991%, 10/07/13(b)		500	498,862
Shinhan Bank 4.125%, 10/04/16(b)		515	524,432
Societe Generale SA
2.50%, 1/15/14(b)		245	243,870
5.20%, 4/15/21(b)		250	245,514
SouthTrust Corp. 5.80%, 6/15/14		225	247,062
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		230	221,026
Union Bank NA 5.95%, 5/11/16		250	273,380
Wachovia Corp. 5.50%, 5/01/13		320	344,113

			12,598,784

BROKERAGE–0.1%
Jefferies Group, Inc.
5.125%, 4/13/18		322	322,649
6.875%, 4/15/21		186	199,904
Lazard Group LLC 6.85%, 6/15/17		160	176,455

			699,008

FINANCE–0.3%
General Electric Capital Corp.
4.80%, 5/01/13		315	334,491
5.625%, 5/01/18		480	524,985
Series A 4.375%, 11/21/11		25	25,382
HSBC Finance Corp. 7.00%, 5/15/12		125	131,653
SLM Corp. Series A 5.375%, 1/15/13-5/15/14		650	671,636

			1,688,147

INSURANCE–1.4%
Aetna, Inc. 6.00%, 6/15/16		140	160,351
Aflac, Inc. 3.45%, 8/15/15		80	81,700
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		160	183,351
Allstate Corp. (The)
6.125%, 5/15/37		235	233,238
7.45%, 5/16/19		187	222,517
Allstate Life Global Funding Trusts 5.375%, 4/30/13		155	167,044

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

American International Group, Inc. 6.40%, 12/15/20	U.S.$	300	$322,916
AON Corp. 3.125%, 5/27/16		340	338,892
Assurant, Inc. 5.625%, 2/15/14		135	144,243
CIGNA Corp. 5.125%, 6/15/20		190	200,692
Coventry Health Care, Inc.
5.95%, 3/15/17		90	96,203
6.125%, 1/15/15		40	43,493
6.30%, 8/15/14		275	296,053
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(b)		125	125,863
Genworth Financial, Inc. 6.515%, 5/22/18		550	546,856
Guardian Life Insurance Co. of America 7.375%, 9/30/39(b)		210	248,414
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		95	97,931
5.50%, 3/30/20		435	448,402
Humana, Inc.
6.30%, 8/01/18		55	61,189
6.45%, 6/01/16		40	45,566
7.20%, 6/15/18		285	330,838
Lincoln National Corp. 8.75%, 7/01/19		98	123,666
Markel Corp. 7.125%, 9/30/19		230	262,665
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)		185	256,305
MetLife, Inc.
4.75%, 2/08/21		448	456,698
7.717%, 2/15/19		112	135,567
10.75%, 8/01/39		140	197,050
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		335	415,632
Principal Financial Group, Inc. 7.875%, 5/15/14		495	572,702
Prudential Financial, Inc.
3.00%, 5/12/16		200	198,238
5.15%, 1/15/13		205	216,319
6.20%, 1/15/15		45	50,379
8.875%, 6/15/38		170	198,475
Series D 7.375%, 6/15/19		35	41,507
QBE Capital Funding III Ltd. 7.25%, 5/24/41(b)		290	290,978
UnitedHealth Group, Inc. 6.00%, 2/15/18		270	306,148
XL Group PLC
5.25%, 9/15/14		135	144,641
6.375%, 11/15/24		157	162,095

			8,424,817

Company	Principal Amount (000)		U.S. $ Value

OTHER FINANCE–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(b)	U.S.$	173	$175,972
ORIX Corp. 4.71%, 4/27/15		458	473,824

			649,796

REITS–0.2%
ERP Operating LP 5.25%, 9/15/14		105	115,019
HCP, Inc.
5.375%, 2/01/21		130	134,086
5.95%, 9/15/11		340	343,305
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		131	139,628
Nationwide Health Properties, Inc. 6.50%, 7/15/11		180	180,248

			912,286

			24,972,838

INDUSTRIAL–4.1%
BASIC–0.7%
Alcoa, Inc. 6.75%, 7/15/18		145	160,359
Anglo American Capital PLC 9.375%, 4/08/19(b)		350	460,408
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		290	285,537
ArcelorMittal 6.125%, 6/01/18		535	573,027
Arcelormittal USA, Inc. 6.50%, 4/15/14		105	116,437
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		203	245,722
Dow Chemical Co. (The) 8.55%, 5/15/19		549	707,905
Georgia-Pacific LLC 5.40%, 11/01/20(b)		74	75,416
International Paper Co.
5.30%, 4/01/15		219	239,503
7.50%, 8/15/21		150	175,327
7.95%, 6/15/18		190	226,232
Packaging Corp. of America 5.75%, 8/01/13		30	32,051
PPG Industries, Inc 5.75%, 3/15/13		250	268,549
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		345	402,928
Teck Resources Ltd. 6.00%, 8/15/40		30	29,435
Vale Canada Ltd. 7.75%, 5/15/12		80	84,451

			4,083,287

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

CAPITAL GOODS–0.1%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)	U.S.$	40	$42,743
Lafarge SA 6.15%, 7/15/11		172	172,232
Owens Corning 6.50%, 12/01/16		178	193,679
Republic Services, Inc. 3.80%, 5/15/18		17	17,073
5.25%, 11/15/21		165	174,335
5.50%, 9/15/19		233	253,998

			854,060

COMMUNICATIONS–MEDIA–0.8%
CBS Corp. 8.875%, 5/15/19		330	420,671
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		180	250,405
Comcast Corp. 5.15%, 3/01/20		740	796,751
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		255	256,209
4.75%, 10/01/14		155	169,667
News America, Inc. 6.15%, 3/01/37		222	224,882
6.55%, 3/15/33		250	267,195
9.25%, 2/01/13		144	161,926
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		435	552,991
Time Warner Cable, Inc. 5.00%, 2/01/20		322	334,540
7.50%, 4/01/14		145	167,048
Time Warner Entertainment Co. LP 8.375%, 3/15/23		311	394,829
WPP Finance UK 5.875%, 6/15/14		150	164,762
8.00%, 9/15/14		350	410,564

			4,572,440

COMMUNICATIONS– TELECOMMUNICATIONS–0.5%
American Tower Corp. 5.05%, 9/01/20		380	374,289
AT&T Corp. 8.00%, 11/15/31		15	19,849
AT&T, Inc. 4.45%, 5/15/21		251	255,435
BellSouth Corp. 5.20%, 9/15/14		94	103,560
British Telecommunications PLC 5.15%, 1/15/13		720	763,355
Embarq Corp. 7.082%, 6/01/16		261	290,133
Qwest Communications International, Inc. 7.50%, 2/15/14		25	25,375

Company	Principal Amount (000)		U.S. $ Value

Qwest Corp. 7.50%, 10/01/14	U.S.$	295	$330,769
Telecom Italia Capital SA 6.00%, 9/30/34		65	55,163
6.175%, 6/18/14		305	328,204
6.375%, 11/15/33		60	53,505
7.175%, 6/18/19		170	187,695
United States Cellular Corp. 6.70%, 12/15/33		250	248,866
Vodafone Group PLC 7.875%, 2/15/30		100	128,556

			3,164,754

CONSUMER CYCLICAL– AUTOMOTIVE–0.1%
Daimler Finance North America LLC 5.75%, 9/08/11		135	136,226
7.30%, 1/15/12		166	171,778
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		341	372,725

			680,729

CONSUMER CYCLICAL– ENTERTAINMENT–0.2%
Time Warner, Inc. 4.70%, 1/15/21		123	124,621
7.625%, 4/15/31		345	413,923
Turner Broadcasting System, Inc. 8.375%, 7/01/13		225	255,372
Viacom, Inc. 5.625%, 9/15/19		553	613,658

			1,407,574

CONSUMER CYCLICAL– OTHER–0.1%
Marriott International, Inc. Series J 5.625%, 2/15/13		216	230,373
MDC Holdings, Inc. 5.50%, 5/15/13		140	147,332

			377,705

CONSUMER CYCLICAL– RETAILERS–0.1%
CVS Caremark Corp. 6.125%, 8/15/16		100	114,640
6.60%, 3/15/19		195	226,337

			340,977

CONSUMER NON-CYCLICAL–0.5%
Ahold Finance USA LLC 6.875%, 5/01/29		420	474,427
Altria Group, Inc. 9.70%, 11/10/18		210	275,965
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		69	74,192
5.875%, 5/15/13		180	191,788
8.50%, 6/15/19		153	186,526
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)		260	281,640

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Delhaize Group SA 5.875%, 2/01/14	U.S.$	105	$115,184
Diageo Capital PLC 7.375%, 1/15/14		265	304,431
Fortune Brands, Inc. 3.00%, 6/01/12		280	283,926
4.875%, 12/01/13		201	213,706
Kroger Co. (The) 6.80%, 12/15/18		79	93,908
Newell Rubbermaid, Inc. 5.50%, 4/15/13		175	187,316
Reynolds American, Inc. 7.25%, 6/01/13		150	165,832
7.625%, 6/01/16		250	299,855
Whirlpool Corp. 8.60%, 5/01/14		45	52,439

			3,201,135

ENERGY–0.5%
Anadarko Petroleum Corp. 5.95%, 9/15/16		222	249,880
6.45%, 9/15/36		109	113,736
Baker Hughes, Inc. 6.50%, 11/15/13		150	168,660
Canadian Natural Resources Ltd. 5.15%, 2/01/13		100	106,454
ConocoPhillips Holding Co. 6.95%, 4/15/29		66	80,162
Hess Corp. 7.875%, 10/01/29		80	100,448
8.125%, 2/15/19		100	126,530
Marathon Petroleum Corp. 3.50%, 3/01/16(b)		67	68,682
5.125%, 3/01/21(b)		113	116,169
Nabors Industries, Inc. 9.25%, 1/15/19		315	399,276
Noble Energy, Inc. 8.25%, 3/01/19		303	387,426
Noble Holding International Ltd. 4.90%, 8/01/20		36	37,420
Valero Energy Corp. 4.75%, 6/15/13		80	85,064
6.125%, 2/01/20		125	137,367
6.875%, 4/15/12		290	303,263
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		125	132,073
9.625%, 3/01/19		285	368,061
Williams Cos., Inc. (The) 7.875%, 9/01/21		159	197,073

			3,177,744

OTHER INDUSTRIAL–0.1%
Noble Group Ltd. 6.75%, 1/29/20(b)		445	467,250

SERVICES–0.0%
Western Union Co. (The) 5.93%, 10/01/16		90	101,766

Company	Principal Amount (000)		U.S. $ Value

TECHNOLOGY–0.1%
Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$	71	$74,527
Computer Sciences Corp. 5.50%, 3/15/13		180	191,214
Motorola Solutions, Inc. 7.50%, 5/15/25		35	40,947
Xerox Corp. 8.25%, 5/15/14		280	328,542

			635,230

TRANSPORTATION– AIRLINES–0.1%
Southwest Airlines Co. 5.25%, 10/01/14		307	332,192
5.75%, 12/15/16		155	171,195

			503,387

TRANSPORTATION– RAILROADS–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18		58	67,267
CSX Corp. 5.50%, 8/01/13		35	37,964

			105,231

TRANSPORTATION– SERVICES–0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(b)		470	463,733
Con-way, Inc. 6.70%, 5/01/34		300	285,978
Ryder System, Inc. 5.85%, 11/01/16		127	142,975
7.20%, 9/01/15		127	148,714

			1,041,400

			24,714,669

UTILITY–0.8%
ELECTRIC–0.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)		300	313,868
Ameren Corp. 8.875%, 5/15/14		240	278,046
Constellation Energy Group, Inc. 5.15%, 12/01/20		385	394,555
FirstEnergy Corp.
Series B 6.45%, 11/15/11		13	13,243
Series C 7.375%, 11/15/31		275	313,124
NextEra Energy Capital Holdings, Inc. 6.35%, 10/01/66		55	54,588
6.65%, 6/15/67		170	170,000
Nisource Finance Corp. 6.80%, 1/15/19		502	582,613
Pacific Gas & Electric Co. 6.05%, 3/01/34		38	40,181

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	U.S.$	348	$376,528
TECO Finance, Inc. 4.00%, 3/15/16		100	104,713
5.15%, 3/15/20		125	132,555
Union Electric Co. 6.70%, 2/01/19		45	52,841

			2,826,855

NATURAL GAS–0.3%
DCP Midstream LLC 5.35%, 3/15/20(b)		137	145,211
Energy Transfer Partners LP 6.70%, 7/01/18		127	143,119
7.50%, 7/01/38		410	464,187
EQT Corp. 8.125%, 6/01/19		234	286,243
TransCanada PipeLines Ltd. 6.35%, 5/15/67		120	120,632
Williams Partners LP 5.25%, 3/15/20		298	313,736

			1,473,128

OTHER UTILITY–0.0%
Veolia Environnement SA 6.00%, 6/01/18		210	237,013

			4,536,996

NON CORPORATE SECTORS–0.5%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.5%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(b)		470	574,575
Ecopetrol SA 7.625%, 7/23/19		125	149,688
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)		920	992,450
MDC-GMTN BV 3.75%, 4/20/16(b)		520	525,198
Petrobras International Finance Co.–Pifco 5.75%, 1/20/20		680	725,393

			2,967,304

Total Corporates–Investment Grades (cost $53,173,556)			57,191,807

GOVERNMENTS–TREASURIES–7.6%
UNITED STATES–6.5%
U.S. Treasury Bonds 4.50%, 2/15/36		2,485	2,568,094
4.625%, 2/15/40		5,380	5,609,489
5.375%, 2/15/31		2,650	3,105,882
U.S. Treasury Notes 2.125%, 2/29/16		7,735	7,918,706
2.625%, 4/30/16-11/15/20		8,915	9,044,732

Company	Principal Amount (000)		U.S. $ Value

3.625%, 2/15/20	U.S.$	9,685	$10,245,674

			38,492,577

CANADA–0.7%
Canadian Government Bond 2.00%, 6/01/16	CAD	4,360	4,452,448

MEXICO–0.4%
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	23,935	2,135,748

Total Governments–Treasuries (cost $44,716,923)			45,080,773

MORTGAGE PASS- THRU’S–6.0%
AGENCY FIXED RATE 30-YEAR–4.3%
Federal Home Loan Mortgage Corp. Gold
Series 2005 5.50%, 1/01/35	U.S.$	1,157	1,256,105
Series 2007 5.50%, 7/01/35		119	129,210
Federal National Mortgage Association 4.00%, 1/01/41		1,673	1,675,603
4.50%, 8/01/40		1,360	1,408,961
5.50%, 1/01/35-6/01/38		3,635	3,941,626
6.00%, 8/01/37-2/01/40		4,653	5,113,953
Series 2003 5.00%, 11/01/33		354	377,456
Series 2004 5.50%, 2/01/34-11/01/34		480	521,605
6.00%, 9/01/34-11/01/34		417	462,022
Series 2005 4.50%, 8/01/35		381	397,186
Series 2006 5.00%, 2/01/36		1,280	1,364,640
6.00%, 3/01/36		168	185,648
Series 2007 4.50%, 9/01/35		311	324,865
5.00%, 11/01/35-7/01/36		383	408,142
5.50%, 1/01/37-8/01/37		1,807	1,964,019
Series 2008 5.50%, 8/01/37		841	913,296
6.00%, 3/01/37-5/01/38		3,858	4,249,405
Series 2010 6.00%, 4/01/40		822	903,773

			25,597,515

AGENCY FIXED RATE 15-YEAR–1.5%
Federal National Mortgage Association 4.50%, TBA1/01/00		7,990	8,470,648

AGENCY ARMS–0.2%
Federal Home Loan Mortgage Corp. Series 2008 4.897%, 11/01/37(c)		119	125,629
Federal National Mortgage Association 3.71%, 8/01/37(d)		533	564,825

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Series 2006 2.205%, 3/01/36(c)	U.S.$	101	$104,759
2.308%, 2/01/36(c)		164	171,165
5.767%, 11/01/36(d)		28	29,468
Series 2007 2.462%, 3/01/34(c)		286	299,147

			1,294,993

Total Mortgage Pass-Thru’s (cost $34,351,258)			35,363,156

AGENCIES–3.8%
AGENCY DEBENTURES–3.8%
Federal Farm Credit Bank 0.20%, 11/13/12(d)		900	900,381
0.21%, 10/12/12(d)		1,200	1,200,733
0.216%, 9/20/12(d)		1,100	1,100,856
0.246%, 6/26/13(d)		2,500	2,502,593
Federal National Mortgage Association 0.206%, 11/23/12(d)		7,745	7,745,001
0.215%, 9/17/12(d)		1,310	1,311,015
0.216%, 10/18/12(d)		500	500,000
6.25%, 5/15/29		740	898,433
6.625%, 11/15/30		2,277	2,876,181
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		4,770	3,478,026

Total Agencies (cost $22,256,232)			22,513,219

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.1%
NON-AGENCY FIXED RATE CMBS–3.0%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47		355	379,377
Bear Stearns Commercial Mortgage Securities
Series 2006-PW12, Class A4 5.903%, 9/11/38		250	275,310
Series 2007-PW18, Class A4 5.70%, 6/11/50		280	304,344
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4 5.541%, 4/15/40		110	118,687
Series 2008-C7, Class A4 5.823%, 12/10/49		440	487,182
Commercial Mortgage Pass Through Certificates
Series 2006-C8, Class A4 5.306%, 12/10/46		130	139,211
Series 2007-C9, Class A4 6.008%, 12/10/49		650	713,947
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1, Class A4 4.75%, 1/15/37		70	73,889

Company	Principal Amount (000)		U.S. $ Value

Series 2005-C1, Class A4 5.014%, 2/15/38	U.S.$	260	$278,979
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 6.014%, 6/15/38		620	681,326
Series 2006-C4, Class A3 5.467%, 9/15/39		235	253,438
Series 2006-C5, Class A3 5.311%, 12/15/39		345	369,504
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A4 4.799%, 8/10/42		85	90,808
Series 2005-GG5, Class AJ 5.461%, 4/10/37		215	171,445
Series 2007-GG11, Class A4 5.736%, 12/10/49		695	745,770
Series 2007-GG9, Class A2 5.381%, 3/10/39		323	328,680
Series 2007-GG9, Class A4 5.444%, 3/10/39		410	439,805
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		80	86,531
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-CB11, Class A4 5.335%, 8/12/37		170	185,078
Series 2006-CB14, Class A4 5.481%, 12/12/44		315	341,278
Series 2006-CB15, Class A4 5.814%, 6/12/43		595	652,253
Series 2006-CB16, Class A4 5.552%, 5/12/45		335	364,821
Series 2006-CB17, Class A4 5.429%, 12/12/43		350	377,717
Series 2007-CB18, Class A4 5.44%, 6/12/47		445	475,598
Series 2007-LD11, Class A4 6.005%, 6/15/49		964	1,039,709
Series 2007-LDPX, Class A3 5.42%, 1/15/49		475	509,295
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A4 5.499%, 6/15/29		40	43,079
Series 2006-C1, Class A4 5.156%, 2/15/31		1,095	1,184,752
Series 2006-C3, Class A4 5.661%, 3/15/39		285	311,779
Series 2006-C4, Class A4 6.067%, 6/15/38		275	303,820
Series 2006-C6, Class A4 5.372%, 9/15/39		660	717,858
Series 2006-C7, Class A3 5.347%, 11/15/38		195	209,915

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-2, Class A4 6.097%, 6/12/46	U.S.$	110	$121,458
Series 2006-3, Class A4 5.414%, 7/12/46		480	517,187
Series 2006-4, Class AM
5.204%, 12/12/49		265	254,021
Series 2007-9, Class A4
5.70%, 9/12/49		440	473,826
Morgan Stanley Capital I
Series 2006-IQ12, Class A4 5.332%, 12/15/43		780	842,691
Series 2007-IQ13, Class A4 5.364%, 3/15/44		90	95,495
Series 2007-T27, Class A4 5.789%, 6/11/42		210	232,489
Series 2011-C2, Class A2 3.476%, 6/15/44(b)		425	426,338
Wachovia Bank Commercial Mortgage Trust
Series 2006-C27, Class A3 5.765%, 7/15/45		630	690,323
Series 2007-C31, Class A4 5.509%, 4/15/47		190	199,711
Series 2007-C32, Class A3 5.932%, 6/15/49		625	672,572
WF-RBS Commercial Mortgage Trust Series 2011-C3, Class A2 3.24%, 3/15/44(b)		428	426,211

			17,607,507

AGENCY CMBS–0.1%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		634	626,126

NON-AGENCY FLOATING RATE CMBS–0.0%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(b)(d)		75	74,154

Total Commercial Mortgage-Backed Securities (cost $16,785,528)			18,307,787

ASSET-BACKED SECURITIES–2.7%
AUTOS–FIXED RATE–1.5%
Ally Auto Receivables Trust
Series 2011-2, Class A2 0.67%, 10/15/13		560	560,177
Series 2011-1, Class A3 1.38%, 1/15/15		677	681,496
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		765	764,559
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		850	850,558

Company	Principal Amount (000)		U.S. $ Value

CarMax Auto Owner Trust Series 2011-1, Class A3 1.29%, 9/15/15	U.S.$	666	$669,728
Ford Credit Auto Lease Trust Series 2011-A, Class A2 1.00%, 9/15/13		790	789,938
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(b)		1,030	1,030,976
MMCA Automobile Trust Series 2011-A, Class A2 0.75%, 10/15/13(b)		620	620,410
Porsche Financial Auto Securitization Trust Series 2011-1, Class A3 0.84%, 1/16/15(b)		480	479,312
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		1,040	1,045,635
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		990	990,323

			8,483,112

CREDIT CARDS–FLOATING RATE–0.5%
Discover Card Master Trust
Series 2009-A1, Class A1 1.487%, 12/15/14(d)		190	192,163
Series 2009-A2, Class A 1.487%, 2/17/15(d)		200	202,023
Series 2010-A1, Class A1 0.837%, 9/15/15(d)		184	185,612
GE Capital Credit Card Master Note Trust
Series 2011-1, Class A 0.737%, 1/15/17(d)		425	427,290
Series 2011-2, Class A 0.666%, 5/15/19(d)		715	715,000
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.247%, 6/15/15(d)		170	169,829
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.936%, 12/18/14(b)(d)		1,160	1,158,639

			3,050,556

AUTOS–FLOATING RATE–0.4%
Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A 1.737%, 9/15/14(d)		1,095	1,109,513
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.737%, 10/20/14(b)(d)		794	803,187

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.437%, 11/17/14(b)(d)	U.S.$	595	$599,372

			2,512,072

OTHER ABS–FIXED RATE–0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		411	412,675
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		615	615,296

			1,027,971

HOME EQUITY LOANS– FLOATING RATE–0.1%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.636%, 4/25/37(d)(e)		100	2,318
Home Equity Asset Trust Series 2007-3, Class M1 0.536%, 8/25/37(d)(e)		72	432
HSBC Home Equity Loan Trust Series 2007-1, Class M1 0.566%, 3/20/36(d)		365	253,015
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.296%, 11/25/36(d)		160	113,029
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.546%, 3/25/37(d)(e)		125	954
Residential Asset Securities Corp. Series 2003-KS3, Class A2 0.786%, 5/25/33(d)(e)		1	964
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.316%, 7/25/37(d)		300	204,731

			575,443

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		151	129,550

Total Asset-Backed Securities (cost $16,312,504)			15,778,704

CORPORATES– NON-INVESTMENT GRADES–1.1%
INDUSTRIAL–0.9%
BASIC–0.2%
Lyondell Chemical Co. 8.00%, 11/01/17(b)		161	179,113
Nalco Co. 6.625%, 1/15/19(b)		195	199,875

Company	Principal Amount (000)		U.S. $ Value

United States Steel Corp. 5.65%, 6/01/13	U.S.$	426	$444,105
6.05%, 6/01/17		10	9,925
Westvaco Corp. 8.20%, 1/15/30		15	16,248
Weyerhaeuser Co. 7.375%, 3/15/32		110	114,469

			963,735

CAPITAL GOODS–0.2%
Building Materials Corp. of America 6.75%, 5/01/21(b)		53	53,265
Case New Holland, Inc. 7.875%, 12/01/17(b)		146	160,600
Griffon Corp. 7.125%, 4/01/18(b)		190	190,713
Hanson Australia Funding Ltd. 5.25%, 3/15/13		120	124,800
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(b)		48	49,200
7.125%, 3/15/21(b)		49	50,715
Mohawk Industries, Inc. 6.875%, 1/15/16		245	266,437
Textron Financial Corp. 5.40%, 4/28/13		53	56,168

			951,898

COMMUNICATIONS– MEDIA–0.1%
EH Holding Corp. 6.50%, 6/15/19(b)		135	137,363
RR Donnelley & Sons Co. 4.95%, 4/01/14		25	25,420
5.50%, 5/15/15		120	121,500
11.75%, 2/01/19		190	236,925

			521,208

COMMUNICATIONS– TELECOMMUNICATIONS–0.0%
eAccess Ltd. 8.25%, 4/01/18(b)		105	105,919
Windstream Corp. 7.875%, 11/01/17		120	127,350

			233,269

CONSUMER CYCLICAL– AUTOMOTIVE–0.1%
Delphi Corp. 5.875%, 5/15/19(b)		44	43,120
6.125%, 5/15/21(b)		73	72,087
Ford Motor Co. 7.45%, 7/16/31		190	215,391
Ford Motor Credit Co. LLC 5.75%, 2/01/21		205	204,748

			535,346

CONSUMER CYCLICAL– OTHER–0.0%
Toll Brothers Finance Corp. 6.875%, 11/15/12		11	11,685

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Wyndham Worldwide Corp. 6.00%, 12/01/16	U.S.$	70	$74,338

			86,023

CONSUMER CYCLICAL– RETAILERS–0.1%
JC Penney Co., Inc. 5.65%, 6/01/20		385	381,150
Limited Brands, Inc. 6.625%, 4/01/21		185	189,163
6.90%, 7/15/17		25	26,781

			597,094

CONSUMER NON-CYCLICAL–0.1%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(b)		205	200,900
HCA, Inc. 7.875%, 2/15/20		115	124,775
8.50%, 4/15/19		35	38,675
Universal Health Services, Inc. 7.125%, 6/30/16		320	350,152

			714,502

ENERGY–0.1%
Chesapeake Energy Corp. 6.125%, 2/15/21		203	205,537
Oil States International, Inc. 6.50%, 6/01/19(b)		143	143,715
Range Resources Corp. 5.75%, 6/01/21		155	152,288
Tesoro Corp. 6.50%, 6/01/17		185	188,700

			690,240

			5,293,315

FINANCIAL INSTITUTIONS–0.1%
BANKING–0.0%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	90	105,390
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	235	210,325

			315,715

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(f)		80	20,900
6.20%, 9/26/14(f)		33	8,786
7.875%, 11/01/09-8/15/10(f)		370	96,662
Series G 4.80%, 3/13/14(f)		42	10,973

			137,321

FINANCE–0.0%
International Lease Finance Corp. 5.65%, 6/01/14		28	28,000

INSURANCE–0.1%
ING Capital Funding Trust III Series 9 3.846%, 9/30/11(d)		200	188,875

Company	Principal Amount (000)		U.S. $ Value

XL Group PLC Series E 6.50%, 4/15/17	U.S.$	245	$224,788

			413,663

			894,699

UTILITY–0.1%
ELECTRIC–0.1%
AES Corp. (The) 7.75%, 3/01/14-10/15/15		160	172,050
CMS Energy Corp. 8.75%, 6/15/19		165	201,406
GenOn Energy, Inc. 7.625%, 6/15/14		95	97,850

			471,306

Total Corporates–Non-Investment Grades (cost $6,486,353)			6,659,320

GOVERNMENTS– SOVEREIGN AGENCIES–0.3%
UNITED KINGDOM–0.3%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(b)		1,338	1,342,379
2.625%, 5/11/12(b)		695	708,125

Total Governments–Sovereign Agencies (cost $2,032,817)			2,050,504

QUASI-SOVEREIGNS–0.2%
RUSSIA–0.1%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(b)		486	552,825

MALAYSIA–0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		460	493,246

KAZAKHSTAN–0.0%
KazMunayGas National Co. 7.00%, 5/05/20(b)		251	276,451

Total Quasi-Sovereigns (cost $1,196,254)			1,322,522

		Shares
PREFERRED STOCKS–0.2%
UTILITY–0.1%
OTHER UTILITY–0.1%
DTE Energy Trust I 7.80%		20,000	536,200

INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Centaur Funding Corp. 9.08%(b)		200	227,625

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares		U.S. $ Value

FINANCIAL INSTITUTIONS–0.0%
FINANCE–0.0%
Citigroup Capital XII 8.50%	U.S.$	7,000	$179,594

Total Preferred Stocks (cost $907,616)			943,419

		Principal Amount (000)
GOVERNMENTS–SOVEREIGN BONDS–0.1%
HUNGARY–0.1%
Hungary Government International Bond 6.375%, 3/29/21		520	545,740

RUSSIA–0.0%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(b)		268	316,015

Total Governments–Sovereign Bonds (cost $814,197)			861,755

LOCAL GOVERNMENTS– MUNICIPAL BONDS–0.1%
UNITED STATES–0.1%
California GO 7.625%, 3/01/40 (cost $464,552)		455	523,801

CMOs–0.1%
NON-AGENCY FIXED RATE–0.1%
Bear Stearns Alt-A Trust
Series 2006-1, Class 22A1 2.708%, 2/25/36		149	105,805
Series 2007-1, Class 21A1 5.168%, 1/25/47		50	28,680
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.083%, 5/25/35		61	56,574
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.508%, 5/25/36		60	33,689

Company	Principal Amount (000)		U.S. $ Value

Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	U.S.$	43	$42,014

			266,762

NON-AGENCY FLOATING RATE–0.0%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1 1.278%, 12/25/35(d)		34	21,929
Series 2006-OA14, Class 3A1 1.128%, 11/25/46(d)		159	75,962
Series 2007-OA3, Class M1 0.496%, 4/25/47(d)(e)		185	1,018

			98,909

NON-AGENCY ARMS–0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.69%, 3/25/36(d)		87	61,222

Total CMOs (cost $828,007)			426,893

EMERGING MARKETS– CORPORATE BONDS–0.0%
INDUSTRIAL–0.0%
BASIC–0.0%
Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(b) (cost $100,000)		100	111,750

SHORT-TERM INVESTMENTS–2.3%
TIME DEPOSIT–2.3%
State Street Time Deposit 0.01%, 7/01/11 (cost $13,537,481)		13,537	13,537,481

TOTAL INVESTMENTS–100.8% (cost $539,230,333)			598,747,250
Other assets less liabilities–(0.8)%			(4,471,509)

NET ASSETS–100.0%			$594,275,741

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	5	September 2011	$200,203	$206,501	$6,298
Topix Index Futures	3	September 2011	300,045	316,564	16,519

					$22,817

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America N.A.:
Swiss Franc settling 8/15/11	791	$892,645	$941,054	$48,409
BNP Paribas SA:
Australian Dollar settling 8/15/11	1,180	1,241,887	1,259,067	17,180
Great British Pound settling 8/15/11	612	994,530	981,736	(12,794)
Great British Pound settling 8/15/11	3,297	5,357,790	5,288,863	(68,927)
New Zealand Dollar settling 9/15/11	1,256	1,024,619	1,035,580	10,961
Citibank N.A.:
Euro settling 9/15/11	407	577,084	589,016	11,932
Credit Suisse London Branch (GFX):
Euro settling 8/15/11	2,256	3,251,144	3,267,793	16,649
Euro settling 8/15/11	271	390,541	392,541	2,000
Norwegian Krone settling 8/15/11	11,560	2,117,123	2,137,201	20,078
Deutsche Bank AG London:
Norwegian Krone settling 9/15/11	9,707	1,805,449	1,790,932	(14,517)
Swedish Krona settling 8/15/11	5,117	813,604	807,070	(6,534)
Swedish Krona settling 8/15/11	10,020	1,596,256	1,580,387	(15,869)
Swiss Franc settling 9/15/11	320	379,867	380,784	917
Goldman Sachs International:
Australian Dollar settling 9/15/11	1,363	1,424,539	1,448,690	24,151
Great British Pound settling 8/15/11	239	386,960	383,390	(3,570)
Great British Pound settling 8/15/11	431	697,823	691,386	(6,437)
HSBC Bank USA:
Euro settling 9/15/11	844	1,234,363	1,221,449	(12,914)
Japanese Yen settling 9/15/11	114,321	1,426,089	1,420,609	(5,480)
Royal Bank of Canada:
Norwegian Krone settling 8/15/11	2,540	458,418	469,593	11,175
Royal Bank of Scotland PLC:
New Zealand Dollar settling 9/15/11	1,041	804,068	858,311	54,243
Swedish Krona settling 9/15/11	11,102	1,796,469	1,747,870	(48,599)
Swiss Franc settling 8/15/11	1,147	1,291,463	1,364,588	73,125
Swiss Franc settling 8/15/11	545	613,642	648,388	34,746
Societe Generale:
Euro settling 8/15/11	4,213	6,034,954	6,102,489	67,535
Japanese Yen settling 8/15/11	59,290	735,969	736,628	659
Standard Chartered Bank:
Japanese Yen settling 8/15/11	213,333	2,646,631	2,650,482	3,851
Japanese Yen settling 8/15/11	81,184	1,005,238	1,008,643	3,405
State Street Bank and Trust Co.:
Canadian Dollar settling 7/25/11	44	44,512	45,185	673
Canadian Dollar settling 8/15/11	251	253,977	259,986	6,009
Euro settling 8/15/11	151	219,009	218,722	(287)
Mexican Peso settling 8/18/11	877	74,121	74,639	518

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Swedish Krona settling 8/15/11	965	$153,216	$152,203	$(1,013)
Swiss Franc settling 8/15/11	261	294,340	310,512	16,172
Swiss Franc settling 9/15/11	214	242,336	254,649	12,313
UBS AG:
Japanese Yen settling 9/15/11	60,353	746,832	749,976	3,144
Westpac Banking Corp.:
Australian Dollar settling 8/15/11	1,156	1,212,725	1,233,459	20,734
Australian Dollar settling 9/15/11	1,444	1,528,229	1,534,783	6,554

Sale Contracts:
Bank of America N.A.:
Great British Pound settling 8/15/11	851	1,388,151	1,365,126	23,025
Barclays Bank PLC Wholesale:
Norwegian Krone settling 8/15/11	5,015	901,931	927,168	(25,237)
BNP Paribas SA:
Euro settling 8/15/11	1,464	2,072,296	2,120,589	(48,293)
Euro settling 8/15/11	1,836	2,598,864	2,659,428	(60,564)
Great British Pound settling 8/15/11	4,122	6,739,305	6,612,281	127,024
Japanese Yen settling 8/15/11	223,706	2,688,730	2,779,357	(90,627)
Citibank N.A.:
Canadian Dollar settling 8/15/11	1,350	1,396,518	1,398,330	(1,812)
Canadian Dollar settling 8/15/11	1,758	1,818,576	1,820,936	(2,360)
Swiss Franc settling 8/15/11	1,147	1,307,995	1,364,588	(56,593)
Credit Suisse London Branch (GFX):
Canadian Dollar settling 9/15/11	980	1,005,592	1,014,303	(8,711)
Deutsche Bank AG London:
Euro settling 9/15/11	341	492,592	493,500	(908)
Great British Pound settling 9/15/11	257	416,199	412,110	4,089
Mexican Peso settling 8/18/11	25,772	2,163,391	2,192,714	(29,323)
Swedish Krona settling 8/15/11	4,503	707,619	710,228	(2,609)
Swedish Krona settling 8/15/11	3,488	547,369	550,139	(2,770)
HSBC Bank USA:
Canadian Dollar settling 7/25/11	4,288	4,378,709	4,443,537	(64,828)
Canadian Dollar settling 9/15/11	1,827	1,871,686	1,890,951	(19,265)
Royal Bank of Scotland PLC:
Great British Pound settling 8/15/11	345	564,206	553,429	10,777
Great British Pound settling 9/15/11	1,951	3,204,713	3,128,507	76,206
Standard Chartered Bank:
Japanese Yen settling 8/15/11	120,894	1,499,823	1,502,005	(2,182)
Japanese Yen settling 8/15/11	213,333	2,641,535	2,650,482	(8,947)
State Street Bank and Trust Co.:
Canadian Dollar settling 7/25/11	56	57,558	57,853	(295)
Canadian Dollar settling 8/15/11	94	95,899	97,365	(1,466)
Euro settling 7/14/11	28	39,673	40,101	(428)
Euro settling 8/15/11	135	194,463	195,546	(1,083)
Euro settling 8/15/11	136	193,071	196,995	(3,924)
Japanese Yen settling 8/15/11	16,187	193,063	201,110	(8,047)
Norwegian Krone settling 8/15/11	1,017	183,654	188,022	(4,368)
Swedish Krona settling 8/15/11	965	151,879	152,203	(324)

AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts: (continued)
Swiss Franc settling 8/15/11	261	$292,414	$310,512	$(18,098)
UBS AG:
Euro settling 8/15/11	666	946,589	964,694	(18,105)
Euro settling 8/15/11	792	1,125,673	1,147,204	(21,531)
Norwegian Krone settling 8/15/11	2,540	458,254	469,593	(11,339)
Norwegian Krone settling 8/15/11	6,545	1,180,815	1,210,033	(29,218)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate market value of these securities amounted to $21,049,574 or 3.5% of net assets.

(c)	Variable rate coupon, rate shown as of June 30, 2011.

(d)	Floating Rate Security. Stated interest rate was in effect at June 30, 2011.

(e)	Illiquid security.

(f)	Security is in default and is non-income producing.

Currency Abbreviation:

CAD—Canadian Dollar

EUR—Euro

MXN—Mexican Peso

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FHLMC—Federal Home Loan Mortgage Corporation

GO—General Obligation

OJSC—Open Joint Stock Company

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $539,230,333)	$598,747,250
Cash	40,731	(a)
Foreign currencies, at value (cost $964,498)	969,867
Receivable for investment securities sold and foreign currency transactions	5,833,800
Interest and dividends receivable	2,456,201
Unrealized appreciation of forward currency exchange contracts	708,254
Receivable for capital stock sold	570,847
Receivable for variation margin on futures contracts	5,316

Total assets	609,332,266

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	13,675,393
Unrealized depreciation of forward currency exchange contracts	740,196
Advisory fee payable	266,229
Distribution fee payable	107,176
Payable for capital stock redeemed	54,454
Administrative fee payable	20,663
Transfer Agent fee payable	138
Accrued expenses	192,276

Total liabilities	15,056,525

NET ASSETS	$594,275,741

COMPOSITION OF NET ASSETS
Capital stock, at par	$51,538
Additional paid-in capital	561,672,112
Undistributed net investment income	2,765,715
Accumulated net realized loss on investment and foreign currency transactions	(29,739,526)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	59,525,902

	$594,275,741

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$66,949,028	5,767,761	$11.61
B	$527,326,713	45,770,692	$11.52

(a)	An amount of $40,731 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2011.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $212,660)	$4,581,890
Interest	3,880,591

	8,462,481

EXPENSES
Advisory fee (see Note B)	1,622,526
Distribution fee—Class B	651,553
Transfer agency—Class A	376
Transfer agency—Class B	2,847
Custodian	147,773
Printing	60,157
Administrative	36,350
Audit	22,297
Legal	18,775
Directors’ fees	2,124
Miscellaneous	25,328

Total expenses	2,590,106

Net investment income	5,872,375

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	23,217,134
Futures contracts	(77,126)
Foreign currency transactions	446,037
Net change in unrealized appreciation/depreciation of:
Investments	(9,429,047	)(a)
Futures contracts	21,661
Foreign currency denominated assets and liabilities	(273,732)

Net gain on investment and foreign currency transactions	13,904,927

NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,777,302

(a)	Net of decrease in accrued foreign capital gains taxes of $15,335.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,872,375	$10,420,292
Net realized gain on investment and foreign currency transactions	23,586,045	32,200,899
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,681,118)	11,393,320

Net increase in net assets from operations	19,777,302	54,014,511
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,640,050)	(1,880,068)
Class B	(11,281,113)	(11,886,233)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(66,539)	15,448,596

Total increase	6,789,600	55,696,806
NET ASSETS
Beginning of period	587,486,141	531,789,335

End of period (including undistributed net investment income of $2,765,715 and $9,814,503, respectively)	$594,275,741	$587,486,141

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks
Financials	$56,036,352		$46,158,870		$–0	–	$102,195,222
Information Technology	46,688,026		6,888,759		–0	–	53,576,785
Consumer Discretionary	39,380,137		12,874,018		–0	–	52,254,155
Energy	33,078,316		8,647,140		–0	–	41,725,456
Industrials	23,465,772		13,062,232		–0	–	36,528,004
Health Care	29,110,669		4,656,595		–0	–	33,767,264
Materials	13,472,034		10,155,483		–0	–	23,627,517
Consumer Staples	11,349,164		8,897,736		–0	–	20,246,900
Telecommunication Services	6,190,773		3,011,357		–0	–	9,202,130
Utilities	3,126,838		1,824,088		–0	–	4,950,926
Corporates—Investment Grades	–0	–	57,191,807		–0	–	57,191,807
Governments—Treasuries	–0	–	45,080,773		–0	–	45,080,773
Mortgage Pass-Thru’s	–0	–	35,363,156		–0	–	35,363,156
Agencies	–0	–	22,513,219		–0	–	22,513,219
Commercial Mortgage-Backed Securities	–0	–	9,803,456		8,504,331		18,307,787
Asset-Backed Securities	–0	–	14,045,740		1,732,964		15,778,704
Corporates—Non-Investment Grades	–0	–	6,659,320		–0	–	6,659,320
Governments—Sovereign Agencies	–0	–	2,050,504		–0	–	2,050,504
Quasi-Sovereigns	–0	–	1,322,522		–0	–	1,322,522
Preferred Stocks	715,794		227,625		–0	–	943,419
Governments—Sovereign Bonds	–0	–	861,755		–0	–	861,755
Local Governments—Municipal Bonds	–0	–	523,801		–0	–	523,801
CMOs	–0	–	–0	–	426,893		426,893
Emerging Markets—Corporate Bonds	–0	–	111,750		–0	–	111,750
Short-Term Investments	–0	–	13,537,481		–0	–	13,537,481

Total Investments in Securities	262,613,875		325,469,187	+	10,664,188		598,747,250
Other Financial Instruments*:
Assets:
Futures Contracts	22,817		–0	–	–0	–	22,817	#
Forward Currency Exchange Contracts	–0	–	708,254		–0	–	708,254
Liabilities:
Forward Currency Exchange Contracts	–0	–	(740,196)		–0	–	(740,196)

Total	$262,636,692		$325,437,245		$10,664,188		$598,738,125

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

AllianceBernstein Variable Products Series Fund

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		CMOs
Balance as of 12/31/10	$3,969,206		$1,281,731		$563,019
Accrued discounts/(premiums)	13,706		688		17
Realized gain (loss)	24,109		(37,225)		(102,120)
Change in unrealized appreciation/depreciation	40,301		233,035		100,403
Purchases	207,268		617,776		2,907
Sales	(223,543)		(363,041)		(137,333)
Transfers in to Level 3	4,473,284		–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/11	$8,504,331		$1,732,964		$426,893

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*	$61,868		$212,198		$(4,743)

	Total
Balance as of 12/31/10	$5,813,956
Accrued discounts/(premiums)	14,411
Realized gain (loss)	(115,236)
Change in unrealized appreciation/depreciation	373,739
Purchases	827,951
Sales	(723,917)
Transfers in to Level 3	4,473,284
Transfers out of Level 3	–0	–

Balance as of 6/30/11	$10,664,188

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*	$269,323

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire May 1, 2012 and may be extended by the Adviser for additional one-year terms. For the six months ended June 30, 2011, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $36,350.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $233,142, of which $0 and $53, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$184,093,507	$174,683,100
U.S. government securities	58,592,287	58,503,714

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$68,355,431
Gross unrealized depreciation	(8,838,514)

Net unrealized appreciation	$59,516,917

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2011, the Portfolio held futures contracts to equitize fractional cash.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2011, the Portfolio held foreign currency exchange contracts to hedge into base currency, as well as go long in excess of underlying equity positions purposes.

At June 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$708,254		Unrealized depreciation of forward currency exchange contracts	$740,196
Equity contracts	Receivable/Payable for variation margin on futures contracts	22,817	*

Total		$731,071			$740,196

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$418,258	$(267,220)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(77,126)	21,661

Total		$341,132	$(245,559)

For the six months ended June 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $94,815,055 and the average monthly original value of futures contracts was $777,964.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2011, the Portfolio earned drop income of $10,427 which is included in interest income in the accompanying statement of operations.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	268,192	199,409	$3,186,007	$2,156,296
Shares issued in reinvestment of dividends	138,870	175,872	1,640,050	1,880,068
Shares redeemed	(644,238)	(1,227,452)	(7,533,043)	(13,141,950)

Net decrease	(237,176)	(852,171)	$(2,706,986)	$(9,105,586)

Class B
Shares sold	3,041,608	7,217,888	$35,415,214	$77,439,999
Shares issued in reinvestment of dividends	962,552	1,119,231	11,281,113	11,886,233
Shares redeemed	(3,796,779)	(6,109,372)	(44,055,880)	(64,772,050)

Net increase	207,381	2,227,747	$2,640,447	$24,554,182

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

AllianceBernstein Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$13,766,301	$3,878,705

Total distributions paid	$13,766,301	$3,878,705

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$13,216,299
Accumulated capital and other losses	(47,258,744	)(a)
Unrealized appreciation/(depreciation)	59,759,887	(b)

Total accumulated earnings/(deficit)	$25,717,442	(c)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $47,258,744 which expires in the year 2017. As a result of the merger with AllianceBernstein Balanced Shares Portfolio into the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. During the fiscal year the Portfolio utilized capital loss carryforwards of $23,887,827.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies, and the tax treatment of partnerships.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to the tax treatment of interest on defaulted securities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008		2007		2006
Net asset value, beginning of period	$11.48		$10.66		$8.63		$13.05		$12.87		$11.39

Income From Investment Operations
Net investment income (a)	.13		.23		.24		.22	(b)	.31	(b)	.25	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		.88		1.89		(3.97)		.41		1.32
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.41		1.11		2.13		(3.75)		.72		1.57

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.29)		(.10)		(.39)		(.32)		(.09)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.28)		(.22)		–0	–

Total dividends and distributions	(.28)		(.29)		(.10)		(.67)		(.54)		(.09)

Net asset value, end of period	$11.61		$11.48		$10.66		$8.63		$13.05		$12.87

Total Return
Total investment return based on net asset value (d)	3.52	%*	10.61	%*	24.88	%*	(30.01	)%*	5.55%		13.92%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,949		$68,914		$73,120		$67,526		$10		$11,111
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.66	%(e)	.68	%(f)	.69%		.75	%(f)	.76%		.99	%(f)
Expenses, before waivers/reimbursements	.66	%(e)	.68	%(f)	.69%		.78	%(f)	.85%		1.07	%(f)
Net investment income	2.21	%(e)	2.14	%(f)	2.66%		3.08	%(b)(f)	2.33	%(b)	2.08	%(b)(f)
Portfolio turnover rate	40%		101%		85%		93%		77%		203%

See footnote summary on page 35.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008		2007		2006
Net asset value, beginning of period	$11.38		$10.58		$8.58		$12.97		$12.81		$11.34

Income From Investment Operations
Net investment income (a)	.11		.20		.22		.26	(b)	.27	(b)	.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		.87		1.86		(4.02)		.41		1.33
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.39		1.07		2.08		(3.76)		.68		1.55

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.27)		(.08)		(.35)		(.30)		(.08)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.28)		(.22)		–0	–

Total dividends and distributions	(.25)		(.27)		(.08)		(.63)		(.52)		(.08)

Net asset value, end of period	$11.52		$11.38		$10.58		$8.58		$12.97		$12.81

Total Return
Total investment return based on net asset value (d)	3.41	%*	10.30	%*	24.45	%*	(30.20	)%*	5.26%		13.75%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$527,327		$518,572		$458,669		$285,962		$211,440		$124,992
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%(e)	.93	%(f)	.95%		1.00	%(f)	1.01%		1.23	%(f)
Expenses, before waivers/reimbursements	.91	%(e)	.93	%(f)	.95%		1.02	%(f)	1.07%		1.31	%(f)
Net investment income	1.96	%(e)	1.89	%(f)	2.36%		2.48	%(b)(f)	2.11	%(b)	1.84	%(b)(f)
Portfolio turnover rate	40%		101%		85%		93%		77%		203%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2011 and years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.02%, 0.03%, 0.06% and 0.10%, respectively.

See	notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, EXPENSE REIMBURSEMENTS & CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories3 of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/10 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$507.0	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $82,772 (0.02% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on July 22, 2010 and presented to the Board of Directors on August 3-5, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The seven other categories that do not apply to any of the Portfolios listed and are not shown in the table below are Blend, Growth, Value, International, High Income, Low Risk Income and Specialty.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Also set forth below are the Portfolio’s gross expense ratios as of December 31, 2009:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/09)		Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75%	0.69%	[5]	December 31
	Class B 1.00%	0.95%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with similar investment styles as the Portfolio.6 With respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.7

5	Note that the gross expense ratio, provided by the Adviser, for the Portfolio’s Class A shares differs from the gross expense ratio provided by Lipper. Lipper calculates the Portfolio’s total expense ratio based on information provided in the Portfolio’s Form NSAR filing. Lipper’s estimate of the Portfolio’s total expense ratio may differ slightly from the expense ratio provided by the Adviser.

6	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages The AllianceBernstein Portfolios—Balanced Wealth Strategy (“Balanced Wealth Strategy”) has a substantially similar investment style as the Portfolio and its fee schedule is set forth below. Since Balanced Wealth Strategy’s advisory fee schedule was affected by the Adviser’s settlement with the NYAG, the breakpoints in its advisory fee schedule is the same as that of the Portfolio. The Adviser also manages AllianceBernstein Balanced Shares, Inc. (“Balanced Shares, Inc.), a retail mutual fund in the Balanced category, and its advisory fee schedule is also shown in the table below.8

Portfolio	ABMF	Fee Schedule
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

	Balanced Shares, Inc.	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Balanced Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[9]
Balanced Wealth Strategy Portfolio	Global Balanced Portfolio
	Class A	1.40%
	Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral[10]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	There was no change to the advisory fee schedule of AllianceBernstein Balanced Shares, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike class I shares, whose fee is for only investment advisory services.

10	This ITM fund is privately placed or institutional.

11	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

12	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[14]	Lipper Group Median (%)	Rank
Balanced Wealth Strategy Portfolio	0.550	0.543	6/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.16

Portfolio	Total Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Exp. Group Rank	Lipper Exp. Universe Median (%)	Lipper Exp. Universe Rank
Balanced Wealth Strategy Portfolio	0.697	0.707	5/10	0.711	13/27

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 5, 2010 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Portfolio. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net

14	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

17	Most recently completed fiscal year Class A total expense ratio. See footnote 5.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, ABI received $896,107 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $530,405 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”)18. For the fiscal year ended December 31, 2009, the Portfolio paid ABIS a fee of approximately $1,250.19

The Portfolio may effect in the future brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

18	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

19	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AllianceBernstein Variable Products Series Fund

the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $458 billion as of June 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year net performance rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended May 31, 2010.25

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy Portfolio
1 year	16.19	16.51	16.82	7/10	18/27
3 year	–5.24	–2.63	–2.90	8/10	24/26
5 year	2.09	3.01	2.91	7/10	16/23

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark for the periods ended May 31, 2010.

	Periods Ending May 31, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)		5 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	16.19	–	5.24	2.09	2.84
60% S&P 500 Stock Index / 40% Barclays Capital U.S. Aggregate Bond Index	16.13	–	2.27	2.62	3.36
S&P 500 Stock Index	20.99	–	8.69	0.31	1.45
Barclays Capital U.S. Aggregate Bond Index	8.42		6.88	5.33	5.49
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 02, 2010

23	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

24	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26	The performance returns shown in the table are for the Class A shares of the Portfolio.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Dynamic Asset Allocation Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2011+	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,007.00	$2.10	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.58	$4.26	0.85%

Class B
Actual	$1,000	$1,006.00	$2.72	1.10%
Hypothetical (5% return before expenses)	$1,000	$1,019.34	$5.51	1.10%

+	Commencement of operations.

*	The “Actual” and “Hypothetical” expenses paid are based on the period from April 1, 2011 (commencement of operations) to June 30, 2011. Actual and Hypothetical expenses are equal to the classes’ annualized expense ratios, shown on the table above, multiplied by the average account value over the period, multiplied by 90/365 (to reflect the since inception period) and multiplied by 181/365 (to reflect the one-half year period).

1

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$3,437,203	19.2%
Vanguard MSCI EAFE ETF	2,642,752	14.7
Vanguard MSCI Emerging Markets ETF	704,990	3.9
SPDR S&P MidCap 400 ETF Trust	212,880	1.2
iShares Russell 2000 Index Fund	149,040	0.8
Exxon Mobil Corp.	57,373	0.3
Apple, Inc.	43,973	0.2
International Business Machines Corp.	30,021	0.2
Chevron Corp.	29,824	0.2
General Electric Co.	28,102	0.2

	$7,336,158	40.9%

SECURITY TYPE BREAKDOWN**

June 30, 2011 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$3,721,935	20.7%
Governments—Treasuries	3,437,203	19.1
Common Stocks	1,696,649	9.5
Short-Term Investments	9,103,855	50.7

Total Investments	$17,959,642	100.0%

*	Long-term investments.

**	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–20.7%
FUNDS AND INVESTMENT TRUSTS–20.7%
iShares Russell 2000 Index Fund	1,800	$149,040
SPDR S&P 500 ETF Trust	93	12,273
SPDR S&P MidCap 400 ETF Trust	1,200	212,880
Vanguard MSCI EAFE ETF	69,400	2,642,752
Vanguard MSCI Emerging Markets ETF	14,500	704,990

Total Investment Companies (cost $3,653,848)		3,721,935

	Principal Amount (000)
GOVERNMENTS– TREASURIES–19.2%
UNITED STATES–19.2%
U.S. Treasury Bonds 3.50%, 2/15/39	$122	104,767
4.375%, 11/15/39–5/15/40	133	132,997
4.75%, 2/15/37	61	65,260
5.375%, 2/15/31	40	46,881
6.00%, 2/15/26	49	60,990
6.25%, 8/15/23	124	157,306
7.25%, 5/15/16	48	60,600
7.50%, 11/15/16	92	118,687
8.00%, 11/15/21	123	175,140
U.S. Treasury Notes 0.375%, 8/31/12–9/30/12	160	160,193
0.50%, 10/15/13	153	152,761
0.625%, 1/31/13	60	60,237
0.75%, 3/31/13–8/15/13	450	452,424
1.00%, 1/15/14	60	60,530
1.125%, 12/15/12–6/15/13	179	181,216
1.25%, 3/15/14	95	96,380
1.375%, 11/30/15	62	61,695
1.75%, 7/31/15	60	61,017
2.25%, 11/30/17	124	123,642
2.375%, 10/31/14–7/31/17	199	203,158
2.50%, 3/31/15	58	60,845
2.75%, 5/31/17–2/15/19	285	290,413
3.00%, 2/28/17	59	62,079
3.125%, 10/31/16	237	251,924
3.25%, 7/31/16	57	61,119
4.00%, 11/15/12	57	59,863
4.375%, 8/15/12	110	115,079

Total Governments–Treasuries (cost $3,406,878)		3,437,203

Company	Shares	U.S. $ Value

COMMON STOCKS–9.4%
INFORMATION TECHNOLOGY–1.7%
COMMUNICATIONS EQUIPMENT–0.2%
Cisco Systems, Inc.	770	$12,020
F5 Networks, Inc.(a)	10	1,102
Harris Corp.	15	676
JDS Uniphase Corp.(a)	30	500
Juniper Networks, Inc.(a)	80	2,520
Motorola Mobility Holdings, Inc.(a)	35	771
Motorola Solutions, Inc.(a)	45	2,072
Qualcomm, Inc.	230	13,062
Tellabs, Inc.	45	207

		32,930

COMPUTERS & PERIPHERALS–0.4%
Apple, Inc.(a)	131	43,973
Dell, Inc.(a)	235	3,917
EMC Corp.(a)	285	7,852
Hewlett-Packard Co.	310	11,284
Lexmark International, Inc.– Class A(a)	10	293
NetApp, Inc.(a)	50	2,639
SanDisk Corp.(a)	30	1,245
Western Digital Corp.(a)	30	1,091

		72,294

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.0%
Amphenol Corp.–Class A	25	1,350
Corning, Inc.	215	3,902
FLIR Systems, Inc.	20	674
Jabil Circuit, Inc.	25	505
Molex, Inc.	15	387

		6,818

INTERNET SOFTWARE & SERVICES–0.2%
Akamai Technologies, Inc.(a)	25	787
eBay, Inc.(a)	160	5,163
Google, Inc.–Class A(a)	35	17,723
Monster Worldwide, Inc.(a)	15	220
VeriSign, Inc.	20	669
Yahoo!, Inc.(a)	175	2,632

		27,194

IT SERVICES–0.3%
Automatic Data Processing, Inc.	75	3,951
Cognizant Technology Solutions Corp.–Class A(a)	50	3,667
Computer Sciences Corp.	20	759
Fidelity National Information Services, Inc.	35	1,078
Fiserv, Inc.(a)	20	1,252
International Business Machines Corp.	175	30,021

3

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Mastercard, Inc.–Class A	15	$4,520
Paychex, Inc.	40	1,229
SAIC, Inc.(a)	35	589
Teradata Corp.(a)	20	1,204
Total System Services, Inc.	20	372
Visa, Inc.–Class A	75	6,320
Western Union Co. (The)–Class W	85	1,702

		56,664

OFFICE ELECTRONICS–0.0%
Xerox Corp.	195	2,030

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.2%
Advanced Micro Devices, Inc.(a)	75	524
Altera Corp.	50	2,317
Analog Devices, Inc.	40	1,566
Applied Materials, Inc.	185	2,407
Broadcom Corp.–Class A(a)	70	2,355
Intel Corp.	765	16,952
KLA-Tencor Corp.	20	810
Linear Technology Corp.	30	991
LSI Corp.(a)	80	570
MEMC Electronic Materials, Inc.(a)	30	256
Microchip Technology, Inc.	25	948
Micron Technology, Inc.(a)	120	898
National Semiconductor Corp.	30	738
Novellus Systems, Inc.(a)	10	361
NVIDIA Corp.(a)	75	1,195
Teradyne, Inc.(a)	20	296
Texas Instruments, Inc.	165	5,417
Xilinx, Inc.	35	1,276

		39,877

SOFTWARE–0.4%
Adobe Systems, Inc.(a)	75	2,359
Autodesk, Inc.(a)	30	1,158
BMC Software, Inc.(a)	25	1,367
CA, Inc.	50	1,142
Citrix Systems, Inc.(a)	25	2,000
Compuware Corp.(a)	25	244
Electronic Arts, Inc.(a)	40	944
Intuit, Inc.(a)	35	1,815
Microsoft Corp.	1,040	27,040
Oracle Corp.	550	18,100
Red Hat, Inc.(a)	25	1,148
Salesforce.com, Inc.(a)	21	3,129
Symantec Corp.(a)	100	1,972

		62,418

		300,225

FINANCIALS–1.4%
CAPITAL MARKETS–0.2%
Ameriprise Financial, Inc.	35	2,019
Bank of New York Mellon Corp. (The)	175	4,483
BlackRock, Inc.–Class A	17	3,261

Company	Shares	U.S. $ Value

Charles Schwab Corp. (The)	140	$2,303
E*Trade Financial Corp.(a)	30	414
Federated Investors, Inc.–Class B	10	238
Franklin Resources, Inc.	20	2,626
Goldman Sachs Group, Inc. (The)	78	10,381
Invesco Ltd.	60	1,404
Janus Capital Group, Inc.	20	189
Legg Mason, Inc.	20	655
Morgan Stanley	215	4,947
Northern Trust Corp.	30	1,379
State Street Corp.	75	3,382
T Rowe Price Group, Inc.	35	2,112

		39,793

COMMERCIAL BANKS–0.2%
BB&T Corp.	90	2,416
Comerica, Inc.	20	691
Fifth Third Bancorp	120	1,530
First Horizon National Corp.	35	334
Huntington Bancshares, Inc.	115	754
KeyCorp	125	1,041
M&T Bank Corp.	25	2,199
Marshall & Ilsley Corp.	70	558
PNC Financial Services Group, Inc.	80	4,769
Regions Financial Corp.	175	1,085
SunTrust Banks, Inc.	70	1,806
US Bancorp	265	6,760
Wells Fargo & Co.	735	20,624
Zions Bancorporation	20	480

		45,047

CONSUMER FINANCE–0.1%
American Express Co.	150	7,755
Capital One Financial Corp.	70	3,617
Discover Financial Services	70	1,872
SLM Corp.	70	1,177

		14,421

DIVERSIFIED FINANCIAL SERVICES–0.4%
Bank of America Corp.	1,425	15,618
Citigroup, Inc.	408	16,989
CME Group, Inc.–Class A	10	2,916
IntercontinentalExchange, Inc.(a)	10	1,247
JPMorgan Chase & Co.	565	23,131
Leucadia National Corp.	25	853
Moody’s Corp.	25	959
NASDAQ OMX Group, Inc. (The)(a)	20	506
NYSE Euronext	35	1,199

		63,418

INSURANCE–0.3%
ACE Ltd.	45	2,962
Aflac, Inc.	65	3,034
Allstate Corp. (The)	70	2,137
American International Group, Inc.(a)	62	1,818
AON Corp.	45	2,309

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Assurant, Inc.	10	$363
Berkshire Hathaway, Inc.(a)	245	18,961
Chubb Corp.	40	2,504
Cincinnati Financial Corp.	20	584
Genworth Financial, Inc.– Class A(a)	65	668
Hartford Financial Services Group, Inc.	65	1,714
Lincoln National Corp.	40	1,140
Loews Corp.	40	1,684
Marsh & McLennan Cos., Inc.	70	2,183
MetLife, Inc.	150	6,580
Principal Financial Group, Inc.	40	1,217
Progressive Corp. (The)	85	1,817
Prudential Financial, Inc.	75	4,769
Torchmark Corp.	10	641
Travelers Cos., Inc. (The)	60	3,503
Unum Group	40	1,019
XL Group PLC	40	879

		62,486

REAL ESTATE INVESTMENT TRUSTS (REITS)–0.2%
Apartment Investment & Management Co.–Class A	15	383
AvalonBay Communities, Inc.	15	1,926
Boston Properties, Inc.	20	2,123
Equity Residential	40	2,400
HCP, Inc.	60	2,201
Health Care REIT, Inc.	25	1,311
Host Hotels & Resorts, Inc.	90	1,526
Kimco Realty Corp.	50	932
Plum Creek Timber Co., Inc.	20	811
ProLogis, Inc.	60	2,150
Public Storage	20	2,280
Simon Property Group, Inc.	46	5,347
Ventas, Inc.	20	1,054
Vornado Realty Trust	25	2,330
Weyerhaeuser Co.	70	1,530

		28,304

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
CB Richard Ellis Group, Inc.– Class A(a)	35	879

THRIFTS & MORTGAGE FINANCE–0.0%
Hudson City Bancorp, Inc.	70	573
People’s United Financial, Inc.	45	605

		1,178

		255,526

ENERGY–1.2%
ENERGY EQUIPMENT & SERVICES–0.2%
Baker Hughes, Inc.	60	4,353
Cameron International Corp.(a)	40	2,012
Diamond Offshore Drilling, Inc.	10	704

Company	Shares	U.S. $ Value

FMC Technologies, Inc.(a)	30	$1,344
Halliburton Co.	130	6,630
Helmerich & Payne, Inc.	15	992
Nabors Industries Ltd.(a)	35	862
National Oilwell Varco, Inc.	65	5,084
Noble Corp.	35	1,379
Rowan Cos., Inc.(a)	15	582
Schlumberger Ltd.	195	16,848

		40,790

OIL, GAS & CONSUMABLE FUELS–1.0%
Alpha Natural Resources, Inc.(a)	32	1,454
Anadarko Petroleum Corp.	75	5,757
Apache Corp.	55	6,786
Cabot Oil & Gas Corp.	15	995
Chesapeake Energy Corp.	95	2,820
Chevron Corp.	290	29,824
ConocoPhillips	200	15,038
Consol Energy, Inc.	30	1,454
Denbury Resources, Inc.(a)	50	1,000
Devon Energy Corp.	60	4,729
El Paso Corp.	100	2,020
EOG Resources, Inc.	45	4,705
EQT Corp.	20	1,050
Exxon Mobil Corp.	705	57,373
Hess Corp.	40	2,990
Marathon Oil Corp.	105	5,531
Murphy Oil Corp.	25	1,641
Newfield Exploration Co.(a)	20	1,360
Noble Energy, Inc.	25	2,241
Occidental Petroleum Corp.	120	12,485
Peabody Energy Corp.	35	2,062
Pioneer Natural Resources Co.	15	1,344
QEP Resources, Inc.	25	1,046
Range Resources Corp.	20	1,110
Southwestern Energy Co.(a)	45	1,930
Spectra Energy Corp.	85	2,330
Sunoco, Inc.	15	626
Tesoro Corp.(a)	15	344
Valero Energy Corp.	75	1,918
Williams Cos., Inc. (The)	85	2,571

		176,534

		217,324

HEALTH CARE–1.1%
BIOTECHNOLOGY–0.1%
Amgen, Inc.(a)	135	7,877
Biogen Idec, Inc.(a)	35	3,742
Celgene Corp.(a)	70	4,223
Cephalon, Inc.(a)	10	799
Gilead Sciences, Inc.(a)	115	4,762

		21,403

HEALTH CARE EQUIPMENT & SUPPLIES–0.2%
Baxter International, Inc.	80	4,775
Becton Dickinson and Co.	30	2,585
Boston Scientific Corp.(a)	210	1,451

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CareFusion Corp.(a)	30	$815
Covidien PLC	75	3,992
CR Bard, Inc.	15	1,648
DENTSPLY International, Inc.	20	762
Edwards Lifesciences Corp.(a)	15	1,308
Intuitive Surgical, Inc.(a)	5	1,861
Medtronic, Inc.	150	5,779
St Jude Medical, Inc.	45	2,146
Stryker Corp.	45	2,641
Varian Medical Systems, Inc.(a)	15	1,050
Zimmer Holdings, Inc.(a)	25	1,580

		32,393

HEALTH CARE PROVIDERS & SERVICES–0.2%
Aetna, Inc.	50	2,204
AmerisourceBergen Corp.–Class A	35	1,449
Cardinal Health, Inc.	45	2,044
CIGNA Corp.	35	1,800
Coventry Health Care, Inc.(a)	20	729
DaVita, Inc.(a)	15	1,299
Express Scripts, Inc.–Class A(a)	80	4,318
Humana, Inc.	25	2,014
Laboratory Corp. of America Holdings(a)	15	1,452
McKesson Corp.	35	2,928
Medco Health Solutions, Inc.(a)	55	3,109
Patterson Cos., Inc.	10	329
Quest Diagnostics, Inc.	20	1,182
Tenet Healthcare Corp.(a)	65	406
UnitedHealth Group, Inc.	155	7,995
WellPoint, Inc.	60	4,726

		37,984

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(a)	20	1,222

LIFE SCIENCES TOOLS & SERVICES–0.1%
Agilent Technologies, Inc.(a)	45	2,300
Life Technologies Corp.(a)	25	1,302
PerkinElmer, Inc.	15	404
Thermo Fisher Scientific, Inc.(a)	55	3,541
Waters Corp.(a)	15	1,436

		8,983

PHARMACEUTICALS–0.5%
Abbott Laboratories	215	11,313
Allergan, Inc.	50	4,162
Bristol-Myers Squibb Co.	235	6,806
Eli Lilly & Co.	145	5,442
Forest Laboratories, Inc.(a)	35	1,377
Hospira, Inc.(a)	20	1,133
Johnson & Johnson	385	25,610
Merck & Co., Inc.	430	15,175
Mylan, Inc.(a)	55	1,357
Pfizer, Inc.	1,120	23,072

Company	Shares	U.S. $ Value

Watson Pharmaceuticals, Inc.(a)	15	$1,031

		96,478

		198,463

INDUSTRIALS–1.1%
AEROSPACE & DEFENSE–0.3%
Boeing Co. (The)	110	8,132
General Dynamics Corp.	50	3,726
Goodrich Corp.	20	1,910
Honeywell International, Inc.	115	6,853
ITT Corp.	25	1,473
L-3 Communications Holdings, Inc.	15	1,312
Lockheed Martin Corp.	40	3,239
Northrop Grumman Corp.	40	2,774
Precision Castparts Corp.	20	3,293
Raytheon Co.	50	2,492
Rockwell Collins, Inc.	20	1,234
Textron, Inc.	35	826
United Technologies Corp.	135	11,949

		49,213

AIR FREIGHT & LOGISTICS–0.1%
C.H. Robinson Worldwide, Inc.	25	1,971
Expeditors International of Washington, Inc.	30	1,536
FedEx Corp.	45	4,268
United Parcel Service, Inc.–Class B	145	10,575

		18,350

AIRLINES–0.0%
Southwest Airlines Co.	105	1,199

BUILDING PRODUCTS–0.0%
Masco Corp.	45	541

COMMERCIAL SERVICES & SUPPLIES–0.0%
Avery Dennison Corp.	15	580
Cintas Corp.	15	495
Iron Mountain, Inc.	25	852
Pitney Bowes, Inc.	25	575
Republic Services, Inc.–Class A	40	1,234
RR Donnelley & Sons Co.	25	490
Stericycle, Inc.(a)	10	891
Waste Management, Inc.	65	2,423

		7,540

CONSTRUCTION & ENGINEERING–0.0%
Fluor Corp.	25	1,616
Jacobs Engineering Group, Inc.(a)	15	649
Quanta Services, Inc.(a)	25	505

		2,770

ELECTRICAL EQUIPMENT–0.1%
Emerson Electric Co.	110	6,187
First Solar, Inc.(a)	10	1,323

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Rockwell Automation, Inc.	20	$1,735
Roper Industries, Inc.	15	1,250

		10,495

INDUSTRIAL CONGLOMERATES–0.3%
3M Co.	105	9,959
Danaher Corp.	80	4,239
General Electric Co.	1,490	28,102
Tyco International Ltd.	65	3,213

		45,513

MACHINERY–0.2%
Caterpillar, Inc.	95	10,114
Cummins, Inc.	30	3,105
Deere & Co.	65	5,359
Dover Corp.	25	1,695
Eaton Corp.	45	2,315
Flowserve Corp.	10	1,099
Illinois Tool Works, Inc.	75	4,237
Ingersoll-Rand PLC	45	2,043
Joy Global, Inc.	15	1,429
PACCAR, Inc.	50	2,554
Pall Corp.	15	843
Parker Hannifin Corp.	25	2,244
Snap-On, Inc.	10	625
Stanley Black & Decker, Inc.	25	1,801

		39,463

PROFESSIONAL SERVICES–0.0%
Dun & Bradstreet Corp.	5	378
Equifax, Inc.	15	521
Robert Half International, Inc.	15	405

		1,304

ROAD & RAIL–0.1%
CSX Corp.	150	3,933
Norfolk Southern Corp.	50	3,747
Ryder System, Inc.	5	284
Union Pacific Corp.	75	7,830

		15,794

TRADING COMPANIES & DISTRIBUTORS–0.0%
Fastenal Co.	40	1,440
WW Grainger, Inc.	10	1,536

		2,976

		195,158

CONSUMER STAPLES–1.0%
BEVERAGES–0.2%
Brown-Forman Corp.–Class B	15	1,120
Coca-Cola Co. (The)	330	22,206
Coca-Cola Enterprises, Inc.	40	1,167
Constellation Brands, Inc.–Class A(a)	20	416
Dr Pepper Snapple Group, Inc.	30	1,258
Molson Coors Brewing Co.– Class B	20	895

Company	Shares	U.S. $ Value

PepsiCo, Inc.	225	$15,847

		42,909

FOOD & STAPLES RETAILING–0.2%
Costco Wholesale Corp.	60	4,874
CVS Caremark Corp.	190	7,140
Kroger Co. (The)	85	2,108
Safeway, Inc.	45	1,052
SUPERVALU, Inc.	25	235
Sysco Corp.	85	2,650
Wal-Mart Stores, Inc.	275	14,614
Walgreen Co.	135	5,732
Whole Foods Market, Inc.	20	1,269

		39,674

FOOD PRODUCTS–0.2%
Archer-Daniels-Midland Co.	85	2,563
Campbell Soup Co.	25	864
ConAgra Foods, Inc.	50	1,290
Dean Foods Co.(a)	20	245
General Mills, Inc.	85	3,164
Hershey Co. (The)	20	1,137
HJ Heinz Co.	45	2,398
Hormel Foods Corp.	15	447
JM Smucker Co. (The)	15	1,147
Kellogg Co.	35	1,936
Kraft Foods, Inc.–Class A	245	8,631
McCormick & Co., Inc.	15	744
Mead Johnson Nutrition Co.–Class A	30	2,026
Sara Lee Corp.	80	1,519
Tyson Foods, Inc.–Class A	35	680

		28,791

HOUSEHOLD PRODUCTS–0.2%
Clorox Co.	20	1,349
Colgate-Palmolive Co.	75	6,556
Kimberly-Clark Corp.	55	3,661
Procter & Gamble Co. (The)	395	25,110

		36,676

PERSONAL PRODUCTS–0.0%
Avon Products, Inc.	55	1,540
Estee Lauder Cos., Inc. (The)–Class A	15	1,578

		3,118

TOBACCO–0.2%
Altria Group, Inc.	290	7,659
Lorillard, Inc.	20	2,178
Philip Morris International, Inc.	260	17,360
Reynolds American, Inc.	45	1,667

		28,864

		180,032

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–1.0%
AUTO COMPONENTS–0.0%
Goodyear Tire & Rubber Co. (The)(a)	30	$503
Johnson Controls, Inc.	90	3,750

		4,253

AUTOMOBILES–0.0%
Ford Motor Co.(a)	525	7,240
Harley-Davidson, Inc.	30	1,229

		8,469

DISTRIBUTORS–0.0%
Genuine Parts Co.	20	1,088

DIVERSIFIED CONSUMER SERVICES–0.0%
Apollo Group, Inc.–Class A(a)	15	655
DeVry, Inc.	10	591
H&R Block, Inc.	40	642

		1,888

HOTELS, RESTAURANTS & LEISURE–0.2%
Carnival Corp.	65	2,446
Chipotle Mexican Grill, Inc.– Class A(a)	4	1,233
Darden Restaurants, Inc.	20	995
International Game Technology	40	703
Marriott International, Inc.– Class A	45	1,597
McDonald’s Corp.	150	12,648
Starbucks Corp.	100	3,949
Starwood Hotels & Resorts Worldwide, Inc.	25	1,401
Wyndham Worldwide Corp.	20	673
Wynn Resorts Ltd.	10	1,435
Yum! Brands, Inc.(a)	65	3,591

		30,671

HOUSEHOLD DURABLES–0.0%
DR Horton, Inc.	35	403
Fortune Brands, Inc.	20	1,275
Harman International Industries, Inc.	10	456
Leggett & Platt, Inc.	15	366
Lennar Corp.–Class A	20	363
Newell Rubbermaid, Inc.	35	552
Pulte Group, Inc.(a)	45	345
Whirlpool Corp.	10	813

		4,573

INTERNET & CATALOG RETAIL–0.1%
Amazon.com, Inc.(a)	50	10,224
Expedia, Inc.	25	725
NetFlix, Inc.(a)	6	1,576
Priceline.com, Inc.(a)	7	3,584

		16,109

Company	Shares	U.S. $ Value

LEISURE EQUIPMENT & PRODUCTS–0.0%
Hasbro, Inc.	20	$879
Mattel, Inc.	45	1,237

		2,116

MEDIA–0.3%
Cablevision Systems Corp.	30	1,086
CBS Corp.–Class B	90	2,564
Comcast Corp.–Class A	390	9,883
DIRECTV(a)	115	5,844
Discovery Communications, Inc.–Class A(a)	35	1,434
Gannett Co., Inc.	30	430
Interpublic Group of Cos., Inc. (The)	65	813
McGraw-Hill Cos., Inc. (The)	40	1,676
News Corp.–Class A	315	5,575
Omnicom Group, Inc.	40	1,926
Scripps Networks Interactive, Inc.–Class A	10	489
Time Warner Cable, Inc.–Class A	55	4,292
Time Warner, Inc.	155	5,637
Viacom, Inc.–Class B	80	4,080
Walt Disney Co. (The)	265	10,346
Washington Post Co. (The)– Class B	1	419

		56,494

MULTILINE RETAIL–0.1%
Big Lots, Inc.(a)	10	332
Family Dollar Stores, Inc.	15	788
JC Penney Co., Inc.	30	1,036
Kohl’s Corp.	40	2,000
Macy’s, Inc.	55	1,608
Nordstrom, Inc.	20	939
Sears Holdings Corp.(a)	5	357
Target Corp.	105	4,926

		11,986

SPECIALTY RETAIL–0.2%
Abercrombie & Fitch Co.–Class A	10	669
AutoNation, Inc.(a)	5	183
AutoZone, Inc.(a)	5	1,474
Bed Bath & Beyond, Inc.(a)	35	2,043
Best Buy Co., Inc.	40	1,256
CarMax, Inc.(a)	30	992
GameStop Corp.–Class A(a)	15	400
Gap, Inc. (The)	55	996
Home Depot, Inc.	230	8,331
Limited Brands, Inc.	35	1,346
Lowe’s Cos., Inc.	190	4,429
O’Reilly Automotive, Inc.(a)	20	1,310
Ross Stores, Inc.	15	1,202
Staples, Inc.	95	1,501
Tiffany & Co.	15	1,178
TJX Cos., Inc.	55	2,889
Urban Outfitters, Inc.(a)	15	422

		30,621

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–0.1%
Coach, Inc.	40	$2,557
NIKE, Inc.–Class B	60	5,399
Polo Ralph Lauren Corp.–Class A	10	1,326
VF Corp.	15	1,628

		10,910

		179,178

MATERIALS–0.3%
CHEMICALS–0.2%
Air Products & Chemicals, Inc.	30	2,867
Airgas, Inc.	10	700
CF Industries Holdings, Inc.	10	1,417
Dow Chemical Co. (The)	165	5,940
Eastman Chemical Co.	10	1,021
Ecolab, Inc.	30	1,691
EI du Pont de Nemours & Co.	135	7,297
FMC Corp.	10	860
International Flavors & Fragrances, Inc.	10	642
Monsanto Co.	80	5,803
PPG Industries, Inc.	30	2,724
Praxair, Inc.	50	5,420
Sherwin-Williams Co. (The)	15	1,258
Sigma-Aldrich Corp.	15	1,101

		38,741

CONSTRUCTION MATERIALS–0.0%
Vulcan Materials Co.	15	578

CONTAINERS & PACKAGING–0.0%
Ball Corp.	20	769
Bemis Co., Inc.	10	338
Owens-Illinois, Inc.(a)	20	516
Sealed Air Corp.	20	476

		2,099

METALS & MINING–0.1%
AK Steel Holding Corp.	10	158
Alcoa, Inc.	140	2,220
Allegheny Technologies, Inc.	15	952
Cliffs Natural Resources, Inc.	20	1,849
Freeport-McMoRan Copper & Gold, Inc.	135	7,141
Newmont Mining Corp.	75	4,048
Nucor Corp.	40	1,649
Titanium Metals Corp.	10	183
United States Steel Corp.	20	921

		19,121

PAPER & FOREST PRODUCTS–0.0%
International Paper Co.	65	1,939
MeadWestvaco Corp.	20	666

		2,605

		63,144

Company	Shares	U.S. $ Value

UTILITIES–0.3%
ELECTRIC UTILITIES–0.2%
American Electric Power Co., Inc.	65	$2,449
Duke Energy Corp.	185	3,484
Edison International	45	1,744
Entergy Corp.	25	1,707
Exelon Corp.	90	3,856
FirstEnergy Corp.	55	2,428
NextEra Energy, Inc.	65	3,735
Northeast Utilities	20	703
Pepco Holdings, Inc.	30	589
Pinnacle West Capital Corp.	15	669
PPL Corp.	75	2,087
Progress Energy, Inc.	40	1,920
Southern Co.	120	4,846

		30,217

GAS UTILITIES–0.0%
Nicor, Inc.	5	274
Oneok, Inc.	15	1,110

		1,384

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.0%
AES Corp. (The)(a)	85	1,083
Constellation Energy Group, Inc.	25	949
NRG Energy, Inc.(a)	30	737

		2,769

MULTI-UTILITIES–0.1%
Ameren Corp.	30	865
CenterPoint Energy, Inc.	55	1,064
CMS Energy Corp.	30	591
Consolidated Edison, Inc.	40	2,130
Dominion Resources, Inc.	85	4,103
DTE Energy Co.	20	1,000
Integrys Energy Group, Inc.	10	518
NiSource, Inc.	35	709
PG&E Corp.	55	2,312
Public Service Enterprise Group, Inc.	75	2,448
SCANA Corp.	15	591
Sempra Energy	40	2,115
TECO Energy, Inc.	25	472
Wisconsin Energy Corp.	30	940
Xcel Energy, Inc.	60	1,458

		21,316

		55,686

TELECOMMUNICATION SERVICES–0.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.3%
AT&T, Inc.	830	26,070
CenturyLink, Inc.	80	3,235
Frontier Communications Corp.	140	1,130
Verizon Communications, Inc.	400	14,892

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Windstream Corp.	65	$842

		46,169

WIRELESS TELECOMMUNICATION SERVICES–0.0%
American Tower Corp.– Class A(a)	55	2,878
MetroPCS Communications, Inc.(a)	35	602
Sprint Nextel Corp.(a)	420	2,264

		5,744

		51,913

Total Common Stocks (cost $1,712,583)		1,696,649

SHORT-TERM INVESTMENTS–50.8%
INVESTMENT COMPANIES–45.2%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(b)	8,103,880	8,103,880

Company	Principal Amount (000)	U.S. $ Value

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATION–5.6%
Federal Home Loan Mortgage Discount Notes
Zero Coupon, 7/11/11	$1,000	$999,975

Total Short-Term Investments (cost $9,103,855)		9,103,855

TOTAL INVESTMENTS–100.1% (cost $17,877,164)		17,959,642
Other assets less liabilities–(0.1)%		(26,035)

NET ASSETS–100.0%		$17,933,607

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
German Euro Bund Futures	1	September 2011	$182,590	$181,965	$(625)
JGB MINI 10 Yr Futures	2	September 2011	350,266	350,587	321
MSCI EAFE EMini Futures	26	September 2011	2,189,242	2,230,670	41,428
MSCI Emerging Market EMini Futures	8	September 2011	455,573	462,400	6,827
Russell 2000 Mini Index Futures	2	September 2011	154,793	165,080	10,287
S+P 500 E Mini Index Futures	17	September 2011	1,079,262	1,118,175	38,913
S+P Midcap 400 EMini Index Futures	1	September 2011	92,781	97,650	4,869
U.S. T-Note 10 Yr Futures	10	September 2011	1,225,813	1,223,281	(2,532)
U.S. T-Note 2 Yr Futures	5	September 2011	1,094,696	1,096,719	2,023
Ultra Long U.S. T- Bond Futures	3	September 2011	382,348	378,750	(3,598)

					$ 97,913

10

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Australian Dollar settling 9/15/11	32	$33,386	$34,012	$626
Great British Pound settling 9/15/11	30	47,936	48,106	170
Japanese Yen settling 9/15/11	4,440	55,510	55,173	(337)

Sale Contracts
State Street Bank and Trust Co.:
Australian Dollar settling 9/15/11	66	68,892	70,150	(1,258)
Canadian Dollar settling 9/15/11	43	43,898	44,505	(607)
Great British Pound settling 9/15/11	110	178,400	176,389	2,011
Great British Pound settling 9/15/11	306	491,121	490,683	438
Japanese Yen settling 9/15/11	14,752	183,853	183,316	537
Japanese Yen settling 9/15/11	1,450	18,035	18,019	16
Japanese Yen settling 9/15/11	2,207	27,414	27,425	(11)
Japanese Yen settling 9/15/11	2,495	30,769	31,004	(235)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	17	1-Month USD-LIBOR-BBA Plus a specified spread*	$51	6/15/12	JPMorgan Chase Bank, N.A.	$1,203
Receive	FTSE EPRA/NAREIT Developed Real Estate index	11	1-Month USD-LIBOR-BBA Plus a specified spread*	33	6/15/12	JPMorgan Chase Bank, N.A.	779
Receive	FTSE EPRA/NAREIT Developed Real Estate index	11	1-Month USD-LIBOR-BBA Plus a specified spread*	33	6/15/12	JPMorgan Chase Bank, N.A.	778
Receive	FTSE EPRA/NAREIT Developed Real Estate index	10	1-Month USD-LIBOR-BBA Plus a specified spread*	30	6/15/12	JPMorgan Chase Bank, N.A.	708
Receive	FTSE EPRA/NAREIT Developed Real Estate index	13	1-Month USD-LIBOR-BBA Plus a specified spread*	40	6/15/12	JPMorgan Chase Bank, N.A.	475
Receive	FTSE EPRA/NAREIT Developed Real Estate index	10	1-Month USD-LIBOR-BBA Plus a specified spread*	30	7/16/12	JPMorgan Chase Bank, N.A.	773

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	9	1-Month USD-LIBOR-BBA Plus a specified spread*	$27	7/16/12	JPMorgan Chase Bank, N.A.	$702
Receive	FTSE EPRA/NAREIT Developed Real Estate index	6	1-Month USD-LIBOR-BBA Plus a specified spread*	18	7/16/12	JPMorgan Chase Bank, N.A.	552
Receive	FTSE EPRA/NAREIT Developed Real Estate index	6	1-Month USD-LIBOR-BBA Plus a specified spread*	18	7/16/12	JPMorgan Chase Bank, N.A.	438
Receive	FTSE EPRA/NAREIT Developed Real Estate index	5	1-Month USD-LIBOR-BBA Plus a specified spread*	15	7/16/12	JPMorgan Chase Bank, N.A.	387
Receive	FTSE EPRA/NAREIT Developed Real Estate index	5	1-Month USD-LIBOR-BBA Plus a specified spread*	15	7/16/12	JPMorgan Chase Bank, N.A.	279
Receive	FTSE EPRA/NAREIT Developed Real Estate index	6	1-Month USD-LIBOR-BBA Plus a specified spread*	18	7/16/12	JPMorgan Chase Bank, N.A.	253
Receive	FTSE EPRA/NAREIT Developed RealEstate index	6	1-Month USD-LIBOR-BBA Plus a specified spread*	18	7/16/12	JPMorgan Chase Bank, N.A.	137
Receive	FTSE EPRA/NAREIT Developed Real Estate index	233	1-Month USD-LIBOR-BBA Plus a specified spread*	702	4/16/12	UBS AG	16,496
Receive	FTSE EPRA/NAREIT Developed Real Estate index	18	1-Month USD-LIBOR-BBA Plus a specified spread*	54	5/15/12	UBS AG	1,274
Receive	FTSE EPRA/NAREIT Developed Real Estate index	11	1-Month USD-LIBOR-BBA Plus a specified spread*	33	6/15/12	UBS AG	779
Receive	FTSE EPRA/NAREIT Developed Real Estate index	8	1-Month USD-LIBOR-BBA Plus a specified spread*	24	6/15/12	UBS AG	566

							$26,579

*	BBA—British Bankers’ Association

12

AllianceBernstein Variable Products Series Fund

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

See notes to financial statements.

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $9,773,284)	$9,855,762
Affiliated issuers (cost $8,103,880)	8,103,880
Cash	297,584 (a)
Receivable for capital stock sold	166,598
Prepaid expenses	68,302
Receivable for variation margin on futures contracts	42,309
Unrealized appreciation on total return swap contracts	26,579
Interest and dividends receivable	25,923
Receivable due from Adviser	17,589
Unrealized appreciation of forward currency exchange contracts	3,798
Receivable for investment securities sold	133

Total assets	18,608,457

LIABILITIES
Payable for investment securities purchased	639,922
Unrealized depreciation of forward currency exchange contracts	2,448
Distribution fee payable	991
Transfer Agent fee payable	138
Accrued expenses	31,351

Total liabilities	674,850

NET ASSETS	$17,933,607

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,782
Additional paid-in capital	17,808,457
Accumulated net investment loss	(4,316)
Accumulated net realized loss on investment and foreign currency transactions	(80,636)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	208,320

$17,933,607

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$10,055,755	999,000	$10.07
B	$7,877,852	782,721	$10.06

(a)	An amount of $297,584 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2011.

See notes to financial statements.

14

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
For the period April 1, 2011(a) to June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$11,828
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $5)	8,496
Affiliated issuers	1,357

21,681

EXPENSES
Advisory fee (see Note B)	20,388
Distribution fee—Class B	1,240
Transfer agency—Class A	2,093
Transfer agency—Class B	371
Amortization of offering expenses	21,698
Custodian	20,057
Administrative	20,000
Audit	13,728
Legal	10,824
Printing	3,344
Directors’ fees	968
Miscellaneous	440

Total expenses	115,151
Less: expenses waived and reimbursed by the Adviser (see Note B)	(89,154)

Net expenses	25,997

Net investment loss	(4,316)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(27,963)
Futures contracts	(48,664)
Swap contracts	(4,009)
Net change in unrealized appreciation/depreciation of:
Investments	82,478
Futures contracts	97,913
Swap contracts	26,579
Foreign currency denominated assets and liabilities	1,350

Net gain on investment and foreign currency transactions	127,684

NET INCREASE IN NET ASSETS FROM OPERATIONS	$123,368

(a)	Commencement of operations.

See notes to financial statements.

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	April 1, 2011(a) to June 30, 2011 (unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(4,316)
Net realized loss on investment and foreign currency transactions	(80,636)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	208,320

Net increase in net assets from operations	123,368
CAPITAL STOCK TRANSACTIONS
Net increase	17,810,239

Total increase	17,933,607
NET ASSETS
Beginning of period	–0	–

End of period (including accumulated net investment loss of ($4,316))	$17,933,607

(a)	Commencement of operations.

See notes to financial statements.

16

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on April 1, 2011. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$–0	–	$3,721,935		$–0	–	$3,721,935
Governments—Treasuries	–0	–	3,437,203		–0	–	3,437,203
Common Stocks	1,696,649		–0	–	–0	–	1,696,649
Short-Term Investments
Investment Companies	8,103,880		–0	–	–0	–	8,103,880
U.S. Government & Government Sponsored Agency Obligation	–0	–	999,975		–0	–	999,975

Total Investments in Securities	9,800,529		8,159,113		–0	–	17,959,642
Other Financial Instruments*:
Assets:
Futures Contracts	104,668		–0	–	–0	–	104,668	#
Forward Currency Exchange Contracts	–0	–	3,798		–0	–	3,798
Total Return Swap Contracts	–0	–	26,579		–0	–	26,579
Liabilities:
Futures Contracts	(6,755)		–0	–	–0	–	(6,755	)#
Forward Currency Exchange Contracts	–0	–	(2,448)		–0	–	(2,448)

Total	$9,898,442		$8,187,042		$–0	–	$18,085,484

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent

18

AllianceBernstein Variable Products Series Fund

amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $90,000 have been deferred and are being amortized on a straight line basis over a one year period.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire on May 1, 2012 and may be extended by the Adviser for additional one-year terms. For the period ended June 30, 2011, the amount of such fees waived was $69,154, that is subject to repayment.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended June 30, 2011, the Adviser voluntarily agreed to waive the entire amount of such fees of $20,000.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $321 for the period ended June 30, 2011.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2011 is as follows:

Market Value April 1, 2011(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2011 (000)	Dividend Income (000)
$0	$15,391	$7,287	$8,104	$1

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended June 30, 2011 amounted to $1,476, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$6,072,977	$678,738
U.S. government securities	3,466,461	55,601

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$147,413
Gross unrealized depreciation	(64,935)

Net unrealized appreciation	$82,478

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

20

AllianceBernstein Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended June 30, 2011, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the period ended June 30, 2011, the Portfolio held foreign currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the period ended June 30, 2011, the Portfolio held total return swaps for hedging and non-hedging purposes.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of June 30, 2011, the Portfolio had no swap contracts in liability positions with net asset contingent features.

At June 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,798		Unrealized depreciation of forward currency exchange contracts	$2,448
Equity contracts	Receivable/Payable for variation margin on futures contracts	102,324	*
Interest rate contracts				Receivable/Payable for variation margin on futures contracts	4,411	*
Equity contracts	Unrealized appreciation on total return swap contracts	26,579

Total		$132,701			$6,859

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

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AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the period ended June 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$0	$1,350
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(102,775)	102,324
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	54,111	(4,411)
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(4,009)	26,579

Total		$(52,673)	$125,842

For the period ended June 30, 2011, the average monthly original value of futures contracts was $6,092,225 and the average monthly notional amount of total return swap contracts was $916,740. For one month of the period the average monthly principal amount of foreign currency exchange contracts was $1,179,214.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES	AMOUNT
	April 1, 2011(a) to June 30, 2011 (unaudited)	April 1, 2011(a) to June 30, 2011 (unaudited)
Class A
Shares sold	999,000	$9,990,000

Net increase	999,000	$9,990,000

Class B
Shares sold	787,106	$7,863,618
Shares redeemed	(4,385)	(43,379)

Net increase	782,721	$7,820,239

(a)	Commencement of operations.

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as a part of the Facility on July 14, 2011.

NOTE H: Tax Information

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

24

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	April 1, 2011(a) to June 30, 2011 (unaudited)
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment loss (b)(c)	(.00	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.07

Net increase in net asset value from operations	.07

Net asset value, end of period	$10.07

Total Return
Total investment return based on net asset value (e)	.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,056
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	.85%
Expenses, before waivers/reimbursements (f)	3.91%
Net investment loss (c)(f)	(.11)%
Portfolio turnover rate	12%

See footnote summary on page 26.

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	April 1, 2011(a) to June 30, 2011 (unaudited)
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment loss (b)(c)	(.00	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.06

Net increase in net asset value from operations	.06

Net asset value, end of period	$10.06

Total Return
Total investment return based on net asset value (e)	.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,878
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	1.10%
Expenses, before waivers/reimbursements (f)	4.14%
Net investment loss (c)(f)	(.35)%
Portfolio turnover rate	12%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

26

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 1-2, 2011.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services To Be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services To Be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio, and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio to the Adviser. The directors reviewed information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $100 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the Adviser is in the process of launching a new service for institutional clients that will provide a similar investment style as the Portfolio. The directors noted that the proposed institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the hypothetical asset level of $100 million of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio would pay the Adviser a higher fee rate than a registered investment company pursuing an investment style similar to that of the Portfolio that is sub-advised by the Adviser.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients and sub-advised funds. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $100 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. Because of the small number of funds in the Lipper category for the Portfolio, Lipper had expanded the Portfolio’s Expense Group and Expense Universe to include peers with or without a shareholder service fee.

The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the estimated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

28

AllianceBernstein Variable Products Series Fund

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $100 million, its anticipated contractual effective advisory fee rate of 70 basis points was close to the Expense Group median. The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s expense ratio for an initial period ending May 1, 2012. The information reviewed by the directors showed that the Portfolio’s anticipated total expense ratio, which reflected a cap, was higher than the Expense Group and the Expense Universe medians. The directors recognized that, based on estimated expenses, actual expenses of the Portfolio were likely to be less than the expense cap at portfolio asset levels in excess of approximately $500 million. The directors concluded that the Portfolio’s anticipated expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels. They considered the Adviser’s position that the proposed fee was appropriate given the novelty and complexity involved in advising the Portfolio and comparisons with the fees paid by other funds in the Expense Group, and that, accordingly, it was appropriate not to incorporate breakpoints into the fee schedule. The directors also considered presentations it had received at prior meetings by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors noted that the Portfolio’s anticipated contractual effective advisory fee rate was close to the median of the Lipper Expense Group. The directors informed the Adviser that they anticipated revisiting the question of breakpoints in the future if the Portfolio attracted substantial assets.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”).2

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is designed as a balanced fund, seeking exposure to a blend of asset classes. The Portfolio’s neutral asset allocation will be a blend of 60% equity and 40% fixed-income exposure. Within these larger allocation bands, the Portfolio will have the ability to invest in a wide variety of securities, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, real estate-related securities and inflation securities.

The Portfolio will have the ability to invest without limit in derivative instruments, such as futures, forwards, options and swaps. The Portfolio may use derivatives and physical securities in different combinations to achieve exposure in the most efficient way.

Through the use of derivatives, the Portfolio will be able to respond to market volatility by altering its risk profile and deviate from its target asset allocation without necessarily altering its physical securities asset mix. When the Adviser determines the equity volatility is low and the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure by entering into equity index futures or swap agreements. This equity exposure is expected to not exceed 80%. Conversely, during periods of severe equity market volatility, when the Adviser determines that the risks in the equity markets are disproportional to the potential returns offered, the Adviser expects to use derivatives to reduce the Portfolio’s overall equity exposure. In this extreme risk-averse exposure, the Portfolio could reduce its equity exposure to 0% and increase its fixed-income exposure to 100%.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	It should be noted that the Senior Officer’s fee evaluation was completed on January 21, 2011 and discussed with the Board of Directors on February 1-3. 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

30

AllianceBernstein Variable Products Series Fund

product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (1210). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposes that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee
Dynamic Asset Allocation Portfolio	0.70% of Average Daily Net Assets

As shown above, the advisory fee schedule of the Portfolio has no breakpoint. The Portfolio would fall in the Specialty Category, which has a fee beginning at 0.75% but is subject to breakpoints.3

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Adviser proposed to set expense caps set forth below for an initial period. The Expense Limitation Undertaking will terminate three years after the Portfolio commences operations. During the period between the initial period and the termination of the agreements, the Adviser may be able to recoup all or a portion of the Portfolio’s operating expenses,4 which will be paid initially by the Adviser. If at any time, after the expiration of the initial period, the Portfolio’s expenses fall below the expense cap, the Adviser will be able to recoup offering costs previously paid by it to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement, three years following the commencement of operations. After the initial period, the Adviser or the Portfolio may terminate the agreement on sixty days’ notice.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Estimated Gross Expense Ratio	Fiscal Year End
Dynamic Asset Allocation Portfolio	Class A 0.85%	1.15%	December 31
	Class B 1.10%	1.40%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for

3	The NYAG related fee schedule, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplate eight categories of funds with almost all funds in each category having the same advisory fee schedule. The advisory fee schedule for the Specialty Category is as follows: 0.75% on the first $2.5 billion, 0.65% on the next $2.5 billion, and 0.60% on the balance.

4	Offering expenses consist principally of the legal, accounting and federal and states securities registration fees paid by the Portfolio.

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with similar investment styles as the Portfolio.5

The Adviser is in the process of launching a new service for institutional clients that will provide for a similar investment style as the anticipated Portfolio. The advisory fee schedule contemplated for the institutional account is set forth in the table below.

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Adv. Fee (%)
Dynamic Asset Allocation Portfolio	$100.0	Dynamic Asset Allocation Strategy	0.500	0.700
		0.50% on first $500 million
		0.40% on the balance
		Minimum: $ million

The Adviser manages other investment companies that have a somewhat similar investment strategy as the Portfolio. The Portfolio’s neutral asset allocation is the same as another series of the Fund, Balanced Wealth Strategy Portfolio, and the retail mutual fund, The AllianceBernstein Portfolios—Balanced Wealth Strategy (“TAP—Balanced Wealth Strategy”). The advisory fee schedules of Balanced Wealth Strategy Portfolio and TAP—Balanced Wealth Strategy are set forth in the table below:6

Portfolio	ABMF/AVPS Fund	Fee Schedule	ABMF/AVPS Effective Fee (%)	Portfolio Advisory Fee (%)
Dynamic Asset Allocation Portfolio	TAP—Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.700

	AVPS—Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.700

5	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	Both funds were affected by Adviser’s settlement with the NYAG.

32

AllianceBernstein Variable Products Series Fund

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”). The Overlay Portfolios are designed to reduce portfolio volatility, reduce the probability of large losses and maintain returns of Private Client portfolios over time. Unlike the Portfolio, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private Client portfolios.7 The advisory fee schedule of the Overlay Portfolios is set forth in the table below. Also shown are what would have been the effective advisory fees of the Portfolio had the advisory fee schedules of the Overlay Portfolios been applicable to the Portfolio based on the initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Overlay Portfolio	Advisory Fee Based on % of Average Daily Net Assets[8]	Overlay Portfolios Effective Fee (%)	Portfolio Advisory Fee (%)
Dynamic Asset Allocation Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90%	0.900	0.700

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65%	0.650	0.700

The Adviser also manages AllianceBernstein Volatility Management Pooling Portfolio (“Volatility Portfolio”). Unlike the Portfolio, Volatility Portfolio is not designed as a stand-alone portfolio. Volatility Portfolio is utilized in conjunction with other asset class-pure Pooling Portfolios to reduce the overall portfolio volatility and mitigate the effects of extreme market environments without sacrificing long-term returns for the AllianceBernstein Blended Style Series, Inc.—Retirement Strategies (“Retirement Strategies”). The Adviser is not directly paid an advisory fee by Volatility Portfolio.9 The Adviser is directly compensated by the Retirement Strategies for managing its portfolios invested in Volatility Portfolio as well as other Pooling Portfolios.

The Adviser recently agreed to provide a sub-advisory service with a similar investment strategy to an investment company managed by another fund family. The fee schedule contemplated for the sub-advised fund is set forth in the table below.

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule
Dynamic Asset Allocation Portfolio	Client # 1	AB Sub-Advisory Fee Schedule:
0.40% on first $100 million
0.35% on next $100 million
0.30% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship will be paying a lower fee than the investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fee due to the differences in terms of the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

7	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g. 80% equity and 20% fixed-income). The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting (e.g. 70% fixed-income and 30% equity). The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

8	The advisory fees of each Overlay Portfolio are based on the percentage of each Portfolio’s average daily net assets, not an aggregate of the assets in the Portfolios shown.

9	Although Volatility Portfolio does not directly pay the Adviser an advisory fee for providing investment advisory services, Volatility Portfolio does reimburse the Adviser the cost for providing administrative and accounting services.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers with or without a 12b-1/non-12b-1 service fee. Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”)13 was also expanded to include the universes of those peers with or without a 12b-1/non-12b-1 service fee.

Portfolio	Contractual Management Fee[14]	Lipper Exp. Group Median	Rank
Dynamic Asset Allocation Portfolio	0.700	0.695	5/8

Set forth below is a comparison of the Portfolio’s anticipated total expense ratio excluding 12b-1/non-12b-1 service fee, and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio, excluding 12b-1/non-12b-1 service fee, rankings are also shown.

Portfolio	Exp. Ratio ex-12b-1 Fee (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Dynamic Asset Allocation Portfolio	0.850	0.796	6/8	0.790	9/12

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser will utilize two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services to be provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund. Due to a limited number of comparable peers available, at the request of the Senior Officer and the Adviser, Lipper allowed for the inclusion of a second peer managed by the same investment adviser in the Portfolio’s EG.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	The total expense ratio excluding 12b-1/non 12b-1 service fee shown are for the Portfolio’s Class A shares.

34

AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates will have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees it 0.25%.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares.

Financial intermediaries, such as insurers, will market and sell shares of the Portfolio and will normally receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries will receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio will be AllianceBernstein Investor Services, Inc. (“ABIS”).16 During the fiscal year ended December 31, 2009, ABIS was paid a fee of $18,000 by the existing Portfolios of the Fund.17

The Portfolio may effect in the future brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and pay commissions for such transactions. The Adviser has represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other comparable third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services, including record keeping, administration and customer service for contract holders.

17	ABIS receives an annual fee of $18,000 from the Fund, which is allocated equally among the Fund’s Portfolios.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of December 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedule of the Portfolio, which lack potential for sharing economies of scale through breakpoints. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 4, 2011

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,066.00	$5.07	0.99%
Hypothetical (5% return before expenses)	$1,000	$1,019.89	$4.96	0.99%

Class B
Actual	$1,000	$1,064.70	$6.35	1.24%
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.21	1.24%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$6,981,936	7.3%
Oracle Corp.	3,478,587	3.6
QUALCOMM, Inc.	3,141,623	3.3
Danaher Corp.	2,387,730	2.5
Google, Inc.—Class A	2,293,901	2.4
McDonald’s Corp.	2,227,734	2.3
United Technologies Corp.	2,076,444	2.2
United Parcel Service, Inc.—Class B	1,962,546	2.1
EOG Resources, Inc.	1,932,084	2.0
Schlumberger Ltd.	1,866,672	2.0

	$28,349,257	29.7%

SECTOR DIVERSIFICATION**

June 30, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$27,925,866	29.3%
Consumer Discretionary	16,045,709	16.9
Health Care	13,277,375	13.9
Industrials	12,939,305	13.6
Energy	11,584,154	12.2
Financials	4,661,534	4.9
Materials	4,010,727	4.2
Consumer Staples	3,847,680	4.0
Short-Term Investments	933,128	1.0

Total Investments	$95,225,478	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.9%

INFORMATION TECHNOLOGY–29.3%
COMMUNICATIONS EQUIPMENT–4.0%
Juniper Networks, Inc.(a)	22,790	$717,885
QUALCOMM, Inc.	55,320	3,141,623

		3,859,508

COMPUTERS & PERIPHERALS–10.4%
Apple, Inc.(a)	20,800	6,981,936
EMC Corp.(a)	52,350	1,442,242
NetApp, Inc.(a)	27,420	1,447,228

		9,871,406

INTERNET SOFTWARE & SERVICES–2.4%
Google, Inc.–Class A(a)	4,530	2,293,901

IT SERVICES–3.5%
Accenture PLC	29,140	1,760,639
Cognizant Technology Solutions Corp.–Class A(a)	8,040	589,654
Visa, Inc.–Class A	12,050	1,015,405

		3,365,698

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
Broadcom Corp.–Class A(a)	39,860	1,340,890
NVIDIA Corp.(a)	39,300	626,246

		1,967,136

SOFTWARE–6.9%
Citrix Systems, Inc.(a)	16,600	1,328,000
Intuit, Inc.(a)	17,480	906,513
Oracle Corp.	105,700	3,478,587
Red Hat, Inc.(a)	18,630	855,117

		6,568,217

		27,925,866

CONSUMER DISCRETIONARY–16.8%
AUTO COMPONENTS–0.7%
Johnson Controls, Inc.	14,900	620,734

HOTELS, RESTAURANTS & LEISURE–4.6%
Carnival Corp.	25,300	952,039
McDonald’s Corp.	26,420	2,227,734
Starbucks Corp.	31,320	1,236,827

		4,416,600

INTERNET & CATALOG RETAIL–1.6%
Amazon.com, Inc.(a)	7,330	1,498,912

MEDIA–1.0%
Walt Disney Co. (The)	25,460	993,958

MULTILINE RETAIL–0.9%
Macy’s, Inc.	30,450	890,358

Company	Shares	U.S. $ Value

SPECIALTY RETAIL–5.3%
Bed Bath & Beyond, Inc.(a)	14,310	$835,275
CarMax, Inc.(a)	19,680	650,818
Home Depot, Inc.	47,260	1,711,757
Limited Brands, Inc.	17,395	668,838
Lowe’s Cos., Inc.	21,040	490,442
TJX Cos., Inc.	12,900	677,637

		5,034,767

TEXTILES, APPAREL & LUXURY GOODS–2.7%
Coach, Inc.	16,800	1,074,024
NIKE, Inc.–Class B	10,180	915,996
Phillips-Van Heusen Corp.	9,170	600,360

		2,590,380

		16,045,709

HEALTH CARE–13.9%
BIOTECHNOLOGY–3.2%
Amarin Corp. PLC (ADR)(a)	17,700	256,119
Dendreon Corp.(a)	10,000	394,400
Gilead Sciences, Inc.(a)	35,280	1,460,945
Human Genome Sciences, Inc.(a)	15,940	391,168
Pharmasset, Inc.(a)	5,240	587,928

		3,090,560

HEALTH CARE EQUIPMENT & SUPPLIES–2.9%
Covidien PLC	27,810	1,480,326
NxStage Medical, Inc.(a)	17,800	370,596
Varian Medical Systems, Inc.(a)	7,690	538,454
Volcano Corp.(a)	10,190	329,035

		2,718,411

HEALTH CARE PROVIDERS & SERVICES–4.7%
Express Scripts, Inc.–Class A(a)	25,370	1,369,473
HCA Holdings, Inc.(a)	33,709	1,112,397
Healthspring, Inc.(a)	7,410	341,675
McKesson Corp.	12,320	1,030,568
UnitedHealth Group, Inc.	12,080	623,086

		4,477,199

LIFE SCIENCES TOOLS & SERVICES–0.4%
Illumina, Inc.(a)	5,000	375,750

PHARMACEUTICALS–2.7%
Allergan, Inc.	14,340	1,193,805
Shire PLC (ADR)	5,350	504,023
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	19,030	917,627

		2,615,455

		13,277,375

INDUSTRIALS–13.6%
AEROSPACE & DEFENSE–3.2%
Boeing Co. (The)	13,290	982,530
United Technologies Corp.	23,460	2,076,444

		3,058,974

3

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

AIR FREIGHT & LOGISTICS–2.1%
United Parcel Service, Inc.–Class B	26,910	$1,962,546

AIRLINES–0.5%
United Continental Holdings, Inc.(a)	22,050	498,992

ELECTRICAL EQUIPMENT–2.2%
AMETEK, Inc.	13,600	610,640
Cooper Industries PLC	6,470	386,065
Emerson Electric Co.	19,430	1,092,937

		2,089,642

INDUSTRIAL CONGLOMERATES–2.5%
Danaher Corp.	45,060	2,387,730

MACHINERY–3.1%
Deere & Co.	11,840	976,208
Flowserve Corp.	11,990	1,317,581
Joy Global, Inc.	6,800	647,632

		2,941,421

		12,939,305

ENERGY–12.2%
ENERGY EQUIPMENT & SERVICES–4.1%
Cameron International Corp.(a)	12,700	638,683
Halliburton Co.	5,900	300,900
National Oilwell Varco, Inc.	14,390	1,125,442
Schlumberger Ltd.	21,605	1,866,672

		3,931,697

OIL, GAS & CONSUMABLE FUELS–8.1%
Chevron Corp.	8,310	854,600
EOG Resources, Inc.	18,480	1,932,084
Noble Energy, Inc.	19,990	1,791,704
Occidental Petroleum Corp.	15,980	1,662,559
Suncor Energy, Inc. (New York)	36,100	1,411,510

		7,652,457

		11,584,154

FINANCIALS–4.9%
CAPITAL MARKETS–1.1%
Franklin Resources, Inc.	3,350	439,822
Goldman Sachs Group, Inc. (The)	4,770	634,839

		1,074,661

COMMERCIAL BANKS–0.5%
Wells Fargo & Co.	17,360	487,121

DIVERSIFIED FINANCIAL SERVICES–1.9%
CME Group, Inc.–Class A	1,690	492,787
IntercontinentalExchange, Inc.(a)	5,160	643,504
JPMorgan Chase & Co.	15,730	643,986

		1,780,277

INSURANCE–1.4%
AON Corp.	7,610	390,393

Company	Shares	U.S. $ Value

Axis Capital Holdings Ltd.	4,330	$134,057
MetLife, Inc.	10,150	445,280
Prudential Financial, Inc.	5,500	349,745

		1,319,475

		4,661,534

MATERIALS–4.2%
CHEMICALS–2.8%
Dow Chemical Co. (The)	13,620	490,320
Monsanto Co.	12,210	885,713
Potash Corp. of Saskatchewan, Inc.	22,960	1,308,491

		2,684,524

METALS & MINING–1.4%
Freeport-McMoRan Copper & Gold, Inc.	25,070	1,326,203

		4,010,727

CONSUMER STAPLES–4.0%
BEVERAGES–1.9%
PepsiCo, Inc.	25,300	1,781,879

FOOD & STAPLES RETAILING–0.6%
Kroger Co. (The)	25,120	622,976

FOOD PRODUCTS–0.5%
Green Mountain Coffee Roasters, Inc.(a)	5,500	490,930

HOUSEHOLD PRODUCTS–1.0%
Colgate-Palmolive Co.	10,890	951,895

		3,847,680

Total Common Stocks (cost $77,057,274)		94,292,350

	Principal Amount (000)
SHORT-TERM INVESTMENTS –1.0%
TIME DEPOSIT–1.0%
State Street Time Deposit 0.01%, 7/01/11 (cost $933,128)	$933	933,128

TOTAL INVESTMENTS–99.9% (cost $77,990,402)		95,225,478
Other assets less liabilities–0.1%		134,218

NET ASSETS–100.0%		$95,359,696

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $77,990,402)	$95,225,478
Receivable for investment securities sold	657,933
Dividends and interest receivable	64,309
Receivable for capital stock sold	13,337

Total assets	95,961,057

LIABILITIES
Payable for investment securities purchased	379,296
Payable for capital stock redeemed	73,532
Advisory fee payable	57,574
Administrative fee payable	22,095
Distribution fee payable	11,966
Transfer Agent fee payable	138
Accrued expenses	56,760

Total liabilities	601,361

NET ASSETS	$95,359,696

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,518
Additional paid-in capital	100,943,188
Accumulated net investment loss	(61,743)
Accumulated net realized loss on investment and foreign currency transactions	(22,761,343)
Net unrealized appreciation on investments	17,235,076

$95,359,696

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$35,939,152	1,673,016	$21.48
B	$59,420,544	2,844,712	$20.89

See notes to financial statements.

5

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,530)	$500,523
Interest	31

500,554

EXPENSES
Advisory fee (see Note B)	367,079
Distribution fee—Class B	76,279
Transfer agency—Class A	603
Transfer agency—Class B	997
Administrative	37,661
Custodian	36,910
Audit	17,376
Legal	17,033
Printing	4,217
Directors’ fees	2,124
Miscellaneous	2,018

Total expenses	562,297

Net investment loss	(61,743)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	9,739,762
Foreign currency transactions	(66)
Net change in unrealized appreciation/depreciation of investments	(3,385,214)

Net gain on investment and foreign currency transactions	6,354,482

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,292,739

See notes to financial statements.

6

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(61,743)		$(5,560)
Net realized gain on investment and foreign currency transactions	9,739,696		10,809,093
Net change in unrealized appreciation/depreciation of investments	(3,385,214)		2,375,881

Net increase in net assets from operations	6,292,739		13,179,414
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(100,364)
Class B	–0	–	(31,535)
CAPITAL STOCK TRANSACTIONS
Net decrease	(9,455,976)		(15,840,326)

Total decrease	(3,163,237)		(2,792,811)
NET ASSETS
Beginning of period	98,522,933		101,315,744

End of period (including accumulated net investment loss of ($61,743) and undistributed net investment income of $0, respectively)	$95,359,696		$98,522,933

See notes to financial statements.

7

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

8

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks	$94,292,350		$–0	–	$–0	–	$94,292,350
Short-Term Investments	–0	–	933,128		–0	–	933,128

Total Investments in Securities	94,292,350		933,128		–0	–	95,225,478
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$94,292,350		$933,128		$–0	–	$95,225,478

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

9

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $37,661.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $40,326, of which $107 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$40,573,737		$50,497,117
U.S. government securities	–0	–	–0	–

10

AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$17,905,087
Gross unrealized depreciation	(670,011)

Net unrealized appreciation	$17,235,076

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31, 2010
Class A
Shares sold	13,458		17,596	$286,284		$315,037
Shares issued in reinvestment of dividends	–0	–	5,493	–0	–	100,364
Shares redeemed	(186,340)		(338,612)	(3,954,795)		(6,105,636)

Net decrease	(172,882)		(315,523)	$(3,668,511)		$(5,690,235)

Class B
Shares sold	65,651		72,251	$1,348,844		$1,262,052
Shares issued in reinvestment of dividends	–0	–	1,770	–0	–	31,535
Shares redeemed	(346,734)		(654,114)	(7,136,309)		(11,443,678)

Net decrease	(281,083)		(580,093)	$(5,787,465)		$(10,150,091)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$131,899	$–0	–

Total taxable distributions	131,899	–0	–

Total distributions paid	$131,899	$–0	–

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$–0	–
Accumulated capital and other losses	(31,990,154	)(a)
Unrealized appreciation/(depreciation)	20,109,406	(b)

Total accumulated earnings/(deficit)	$(11,880,748)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward of $31,990,154 of which $14,915,472 expires in the year 2011, $4,526,627 expires in the year 2016 and $12,548,055 expires in the year 2017. During the fiscal year the Portfolio utilized $9,710,821 of capital loss carryforwards, and capital loss carryforwards of $23,345,915 expired at December 31, 2010.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

12

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.15	$17.56	$13.19	$22.91	$20.27	$20.49

Income From Investment Operations
Net investment income (loss) (a)	.00	(b)	.03	.04	(.04)	(.05)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.33	2.61	4.33	(9.68)	2.69	(.18)

Net increase (decrease) in net asset value from operations	1.33	2.64	4.37	(9.72)	2.64	(.22)

Less: Dividends
Dividends from net investment income	–0	–	(.05)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$21.48	$20.15	$17.56	$13.19	$22.91	$20.27

Total Return
Total investment return based on net asset value (c)	6.60%	15.06	%*	33.13	%*	(42.43	)%*	13.02%	(1.07)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,939	$37,198	$37,948	$33,992	$75,834	$93,459
Ratio to average net assets of:
Expenses	.99	%(d)	1.00	%(e)	1.06%	.94%	.90%	.90	%(e)
Net investment income (loss)	.03	%(d)	.15	%(e)	.28%	(.22)%	(.23)%	(.22	)%(e)
Portfolio turnover rate	41%	121%	197%	103%	60%	55%

See footnote summary on page 14.

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FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.62	$17.10	$12.88	$22.42	$19.90	$20.15

Income From Investment Operations
Net investment income (loss) (a)	(.02)	(.02)	.01	(.08)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.29	2.55	4.21	(9.46)	2.62	(.16)

Net increase (decrease) in net asset value from operations	1.27	2.53	4.22	(9.54)	2.52	(.25)

Less: Dividends
Dividends from net investment income	–0	–	(.01)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$20.89	$19.62	$17.10	$12.88	$22.42	$19.90

Total Return
Total investment return based on net asset value (c)	6.47%	14.80	%*	32.76	%*	(42.55	)%*	12.66%	(1.24)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,421	$61,325	$63,368	$53,248	$121,521	$131,337
Ratio to average net assets of:
Expenses	1.24	%(d)	1.25	%(e)	1.31%	1.19%	1.15%	1.15	%(e)
Net investment income (loss)	(.22	)%(d)	(.10	)%(e)	.04%	(.47)%	(.49)%	(.47	)%(e)
Portfolio turnover rate	41%	121%	197%	103%	60%	55%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.22%, 0.41% and 0.03%, respectively.

See notes to financial statements.

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GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

15

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”) (the Fund’s benchmark since May 1, 2009), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011 and (in the case of comparisons with the Index) the since inception period (September 1994 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1- and 3-year periods, in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio almost matched the Index in the 1-year period and outperformed the Index in the since inception period but lagged the Index in the 3-, 5- and 10-year periods. The directors also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Large Cap Growth Fund Average and the Index. The directors also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review, the directors concluded that the Portfolio’s performance was acceptable, but they determined to continue to monitor it closely. The directors also noted that at their February 2009 meetings they had approved a broadening of the number of stocks in the Portfolio’s portfolio, a new benchmark, the Russell 1000 Growth Index, and that the Adviser expected that the Portfolio’s more diversified investment approach would result in improved risk adjusted performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

16

AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 7 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that several funds in the Expense Group have expense caps. The directors also noted that the Portfolio’s small asset base of $95 million impacted the expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

17

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$99.8	Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $70,235 (0.07% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

18

AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.00% Class B 1.25%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$99.8	U.S. Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.525%	0.750%

The Adviser also manages AllianceBernstein Growth Fund, Inc. (“Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth Fund, Inc. and what

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.
4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth Portfolio	Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee (%)
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/Unhedged	0.750

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
Growth Portfolio	0.750	0.750	5/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Portfolio	1.003	0.887	12/13	0.805	78/82

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.
6	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.
7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.
8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.
9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
10	Most recently completed fiscal year end Class A total expense ratio.

20

AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $148,965 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $462,708 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.11

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

11	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

21

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli12 study on advisory fees and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended February 28, 2011.17

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	24.89	26.50	23.53	8/13	35/82
3 year	3.67	4.23	4.01	9/12	42/79
5 year	0.83	3.22	3.76	11/11	72/73
10 year	1.34	2.14	1.77	7/10	35/58

12	The Deli study was originally published in 2002 based on 1997 data.

13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

16	The Portfolio’s PG and PU are identical to the Portfolio’s respective EG and EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmarks.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio[21]	24.89	3.67	0.83	1.34	7.76	18.61	0.04	10
Russell 1000 Growth Index	24.94	4.11	4.62	1.80	7.51	17.34	0.06	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

21	On May 1, 2009, the Portfolio’s benchmark changed from Russell 3000 Index to Russell 1000 Index.

23

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,097.30	$3.17	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.06	0.61%

Class B
Actual	$1,000	$1,095.70	$4.47	0.86%
Hypothetical (5% return before expenses)	$1,000	$1,020.53	$4.31	0.86%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Amgen, Inc.	$39,006,975	4.0%
Chevron Corp.	38,739,828	4.0
JPMorgan Chase & Co.	38,536,003	4.0
Microsoft Corp.	36,285,860	3.7
Lorillard, Inc.	32,314,902	3.3
UnitedHealth Group, Inc.	32,278,764	3.3
Exxon Mobil Corp.	26,993,746	2.8
BP PLC (Sponsored ADR)	26,711,299	2.8
Gilead Sciences, Inc.	26,220,812	2.7
Comcast Corp.—Class A	25,516,367	2.6

	$322,604,556	33.2%

SECTOR DIVERSIFICATION**

June 30, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$188,060,935	19.5%
Financials	167,773,109	17.4
Energy	144,247,316	14.9
Information Technology	141,469,017	14.6
Industrials	97,009,591	10.0
Consumer Discretionary	84,146,743	8.7
Consumer Staples	80,756,844	8.4
Telecommunication Services	40,730,868	4.2
Materials	3,861,650	0.4
Utilities	3,661,464	0.4
Short-Term Investments	14,737,999	1.5

Total Investments	$966,455,536	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.9%

HEALTH CARE–19.3%
BIOTECHNOLOGY–6.7%
Amgen, Inc.(a)	668,500	$39,006,975
Gilead Sciences, Inc.(a)	633,200	26,220,812

		65,227,787

HEALTH CARE PROVIDERS & SERVICES–6.1%
AmerisourceBergen Corp.–Class A	196,110	8,118,954
Cardinal Health, Inc.	84,180	3,823,456
HCA Holdings, Inc.(a)	473,977	15,641,241
UnitedHealth Group, Inc.	625,800	32,278,764

		59,862,415

LIFE SCIENCES TOOLS & SERVICES–1.2%
Covance, Inc.(a)	195,249	11,591,933

PHARMACEUTICALS–5.3%
Abbott Laboratories	162,800	8,566,536
Endo Pharmaceuticals Holdings, Inc.(a)	95,175	3,823,180
Forest Laboratories, Inc.(a)	137,574	5,412,161
Merck & Co., Inc.	515,489	18,191,607
Pfizer, Inc.	746,860	15,385,316

		51,378,800

		188,060,935

FINANCIALS–17.3%
CAPITAL MARKETS–3.8%
BlackRock, Inc.–Class A	63,350	12,151,163
Franklin Resources, Inc.	56,900	7,470,401
Goldman Sachs Group, Inc. (The)	81,300	10,820,217
State Street Corp.	143,020	6,448,772

		36,890,553

COMMERCIAL BANKS–1.3%
PNC Financial Services Group, Inc.	93,770	5,589,630
Wells Fargo & Co.	257,600	7,228,256

		12,817,886

DIVERSIFIED FINANCIAL SERVICES–5.4%
IntercontinentalExchange, Inc.(a)	111,700	13,930,107
JPMorgan Chase & Co.	941,280	38,536,003

		52,466,110

INSURANCE–6.8%
ACE Ltd.	242,670	15,972,539
Axis Capital Holdings Ltd.	387,901	12,009,415
Loews Corp.	166,920	7,025,663
MetLife, Inc.	501,702	22,009,667
Travelers Cos., Inc. (The)	146,990	8,581,276

		65,598,560

		167,773,109

Company	Shares	U.S. $ Value

ENERGY–14.8%
ENERGY EQUIPMENT & SERVICES–2.1%
Helmerich & Payne, Inc.	124,700	$8,245,164
Oceaneering International, Inc.	296,140	11,993,670

		20,238,834

OIL, GAS & CONSUMABLE FUELS–12.7%
BP PLC (Sponsored ADR)	603,100	26,711,299
Chevron Corp.	376,700	38,739,828
Devon Energy Corp.	190,500	15,013,305
Energen Corp.	136,700	7,723,550
Exxon Mobil Corp.	331,700	26,993,746
Occidental Petroleum Corp.	84,840	8,826,754

		124,008,482

		144,247,316

INFORMATION TECHNOLOGY–14.5%
COMPUTERS & PERIPHERALS–1.9%
Apple, Inc.(a)	57,300	19,233,891

IT SERVICES–3.2%
Accenture PLC	126,773	7,659,625
Amdocs Ltd.(a)	202,800	6,163,092
International Business Machines Corp.	99,600	17,086,380

		30,909,097

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.9%
Fairchild Semiconductor International, Inc.(a)	325,900	5,445,789
Marvell Technology Group Ltd.(a)	1,546,258	22,830,499

		28,276,288

SOFTWARE–6.5%
Activision Blizzard, Inc.	771,513	9,011,272
MICROS Systems, Inc.(a)	76,220	3,788,896
Microsoft Corp.	1,395,610	36,285,860
Oracle Corp.	424,300	13,963,713

		63,049,741

		141,469,017

INDUSTRIALS–10.0%
AEROSPACE & DEFENSE–3.4%
Honeywell International, Inc.	134,605	8,021,112
L-3 Communications Holdings, Inc.	75,960	6,642,702
Raytheon Co.	370,970	18,492,854

		33,156,668

CONSTRUCTION & ENGINEERING–0.8%
URS Corp.(a)	170,600	7,632,644

3

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–1.2%
AMETEK, Inc.	173,700	$7,799,130
Hubbell, Inc.–Class B	60,920	3,956,754

		11,755,884

INDUSTRIAL CONGLOMERATES–2.0%
General Electric Co.	1,015,900	19,159,874

MACHINERY–1.3%
Dover Corp.	133,100	9,024,180
Joy Global, Inc.	38,985	3,712,931

		12,737,111

ROAD & RAIL–1.3%
Norfolk Southern Corp.	167,722	12,567,410

		97,009,591

CONSUMER DISCRETIONARY–8.7%
HOUSEHOLD DURABLES–0.6%
Harman International Industries, Inc.	127,500	5,810,175

INTERNET & CATALOG RETAIL–1.4%
Liberty Media Corp.–Interactive(a)	802,695	13,461,195

LEISURE EQUIPMENT & PRODUCTS–0.7%
Mattel, Inc.	263,119	7,233,141

MEDIA–4.0%
Comcast Corp.–Class A	1,006,960	25,516,367
Interpublic Group of Cos., Inc. (The)	727,738	9,096,725
Time Warner, Inc.	103,406	3,760,876

		38,373,968

MULTILINE RETAIL–0.4%
Kohl’s Corp.	74,110	3,706,241

SPECIALTY RETAIL–1.6%
GameStop Corp.–Class A(a)	225,300	6,008,751
Lowe’s Cos., Inc.	164,200	3,827,502
TJX Cos., Inc.	109,000	5,725,770

		15,562,023

		84,146,743

Company	Shares	U.S. $ Value

CONSUMER STAPLES–8.3%
FOOD & STAPLES RETAILING–3.3%
CVS Caremark Corp.	432,917	$16,269,021
Kroger Co. (The)	643,628	15,961,974

		32,230,995

FOOD PRODUCTS–0.4%
ConAgra Foods, Inc.	161,655	4,172,316

TOBACCO–4.6%
Lorillard, Inc.	296,821	32,314,902
Philip Morris International, Inc.	180,300	12,038,631

		44,353,533

		80,756,844

TELECOMMUNICATION SERVICES–4.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.2%
AT&T, Inc.	755,900	23,742,819
Verizon Communications, Inc.	456,300	16,988,049

		40,730,868

MATERIALS–0.4%
CHEMICALS–0.4%
Solutia, Inc.(a)	169,000	3,861,650

UTILITIES–0.4%
MULTI-UTILITIES–0.4%
DTE Energy Co.	73,200	3,661,464

Total Common Stocks (cost $816,708,638)		951,717,537

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.5%
TIME DEPOSIT–1.5%
State Street Time Deposit 0.01%, 7/01/11 (cost $14,737,999)	$ 14,738	14,737,999

TOTAL INVESTMENTS–99.4% (cost $831,446,637)		966,455,536
Other assets less liabilities–0.6%		5,880,288

NET ASSETS–100.0%		$972,335,824

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $831,446,637)	$966,455,536
Receivable for investment securities sold	10,897,956
Dividends and interest receivable	865,499
Receivable for capital stock sold	136,053

Total assets	978,355,044

LIABILITIES
Payable for investment securities purchased	4,064,248
Payable for capital stock redeemed	1,003,968
Advisory fee payable	444,714
Distribution fee payable	164,678
Administrative fee payable	20,710
Transfer Agent fee payable	130
Accrued expenses	320,772

Total liabilities	6,019,220

NET ASSETS	$972,335,824

COMPOSITION OF NET ASSETS
Capital stock, at par	$52,611
Additional paid-in capital	1,149,687,583
Undistributed net investment income	6,071,727
Accumulated net realized loss on investment transactions	(318,484,996)
Net unrealized appreciation on investments	135,008,899

$972,335,824

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$157,206,259	8,440,242	$18.63
B	$815,129,565	44,170,823	$18.45

See notes to financial statements.

5

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends	$10,253,469
Interest	68,775

10,322,244

EXPENSES
Advisory fee (see Note B)	2,792,662
Distribution fee—Class B	1,020,252
Transfer agency—Class A	912
Transfer agency—Class B	3,740
Printing	116,071
Custodian	75,691
Administrative	36,279
Legal	18,229
Audit	17,355
Directors’ fees	1,817
Miscellaneous	12,334

Total expenses	4,095,342

Net investment income	6,226,902

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	81,786,507
Net change in unrealized appreciation/depreciation of investments	4,345,748

Net gain on investment transactions	86,132,255

NET INCREASE IN NET ASSETS FROM OPERATIONS	$92,359,157

See notes to financial statements.

6

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$6,226,902	$10,942,467
Net realized gain on investment transactions	81,786,507	96,916,273
Net change in unrealized appreciation/depreciation of investments	4,345,748	9,255,997

Net increase in net assets from operations	92,359,157	117,114,737
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,574,136)	–0	–
Class B	(8,523,506)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(116,161,023)	(162,497,663)

Total decrease	(34,899,508)	(45,382,926)
NET ASSETS
Beginning of period	1,007,235,332	1,052,618,258

End of period (including undistributed net investment income of $6,071,727 and $10,942,467, respectively)	$972,335,824	$1,007,235,332

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks	$951,717,537		$–0	–	$–0	–	$951,717,537
Short-Term Investments	–0	–	14,737,999		–0	–	14,737,999

Total Investments in Securities	951,717,537		14,737,999		–0	–	966,455,536
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$951,717,537		$14,737,999		$–0	–	$966,455,536

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

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GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $36,279.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $521,585, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$264,139,680		$377,350,777
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$146,956,580
Gross unrealized depreciation	(11,947,681)

Net unrealized appreciation	$135,008,899

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010		Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	235,162	629,632		$4,282,023	$9,952,979
Shares issued in reinvestment of dividends	136,486	–0	–	2,574,137	–0	–
Shares redeemed	(3,653,998)	(3,055,947)		(65,978,713)	(46,792,122)

Net decrease	(3,282,350)	(2,426,315)		$(59,122,553)	$(36,839,143)

Class B
Shares sold	996,870	1,401,841		$18,012,324	$21,636,957
Shares issued in reinvestment of dividends	456,046	–0	–	8,523,506	–0	–
Shares redeemed	(4,636,442)	(9,574,652)		(83,574,300)	(147,295,477)

Net decrease	(3,183,526)	(8,172,811)		$(57,038,470)	$(125,658,520)

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GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$–0	–	$36,230,334

Total taxable distributions	–0	–	36,230,334

Total distributions paid	$–0	–	$36,230,334

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,942,467
Accumulated capital and other losses	(394,968,493	)(a)
Unrealized appreciation/(depreciation)	125,360,141	(b)

Total accumulated earnings/(deficit)	$(258,665,885)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $394,968,493 of which $157,399,309 expires in the year 2016 and $237,569,184 expires in the year 2017. During the fiscal year, the Portfolio utilized capital loss carryforwards of $84,929,373.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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AllianceBernstein Variable Products Series Fund

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008	2007	2006
Net asset value, beginning of period	$17.19		$15.20		$13.10		$26.82	$27.19	$24.88

Income From Investment Operations
Net investment income (a)	.13		.20		.21		.30	.39	.36
Net realized and unrealized gain (loss) on investment transactions	1.55		1.79		2.47		(9.77)	.97	3.66
Contributions from Adviser	–0	–	–0	–	–0	–	.00 (b)	.06	–0	–

Net increase (decrease) in net asset value from operations	1.68		1.99		2.68		(9.47)	1.42	4.02

Less: Dividends and Distributions
Dividends from net investment income	(.24)		–0	–	(.58)		(.45)	(.41)	(.37)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(3.80)	(1.38)	(1.34)

Total dividends and distributions	(.24)		–0	–	(.58)		(4.25)	(1.79)	(1.71)

Net asset value, end of period	$18.63		$17.19		$15.20		$13.10	$26.82	$27.19

Total Return
Total investment return based on net asset value (c)	9.73	%*	13.09	%*	20.82	%*	(40.60)%*	5.12%**	17.29%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$157,206		$201,521		$215,085		$211,920	$456,159	$529,732
Ratio to average net assets of:
Expenses	.61	%(d)	.63	%(e)	.63%		.62%	.59%	.61	%(e)
Net investment income	1.43	%(d)	1.30	%(e)	1.58%		1.61%	1.43%	1.42	%(e)
Portfolio turnover rate	27%		66%		125%		184%	74%	60%

See footnote summary on page 15.

14

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008	2007	2006
Net asset value, beginning of period	$17.01		$15.08		$12.97		$26.55	$26.93	$24.65

Income From Investment Operations
Net investment income (a)	.11		.16		.18		.25	.32	.29
Net realized and unrealized gain (loss) on investment transactions	1.52		1.77		2.42		(9.66)	.96	3.63
Contributions from Adviser	–0	–	–0	–	–0	–	.00 (b)	.06	–0	–

Net increase (decrease) in net asset value from operations	1.63		1.93		2.60		(9.41)	1.34	3.92

Less: Dividends and Distributions
Dividends from net investment income	(.19)		–0	–	(.49)		(.37)	(.34)	(.30)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(3.80)	(1.38)	(1.34)

Total dividends and distributions	(.19)		–0	–	(.49)		(4.17)	(1.72)	(1.64)

Net asset value, end of period	$18.45		$17.01		$15.08		$12.97	$26.55	$26.93

Total Return
Total investment return based on net asset value (c)	9.57	%*	12.80	%*	20.35	%*	(40.69)%*	4.86%**	16.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$815,130		$805,714		$837,533		$819,994	$1,758,210	$2,013,964
Ratio to average net assets of:
Expenses	.86	%(d)	.88	%(e)	.88%		.87%	.84%	.86	%(e)
Net investment income	1.18	%(d)	1.05	%(e)	1.33%		1.36%	1.18%	1.17	%(e)
Portfolio turnover rate	27%		66%		125%		184%	74%	60%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2011 and years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.10%, 0.27% 0.54% and 0.46%, respectively.

**	Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19%.

See notes to financial statements.

15

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth and Income Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

16

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011 and (in the case of comparisons with the Index) the since inception period (January 1991 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3- and 5-year periods, and in the 4th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the Index in all periods. The directors also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Large Cap Value Funds Average and the Index. The directors also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review, the directors concluded that the Portfolio’s relative performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than a registered investment company with an investment style similar to that of the Portfolio that is sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively

17

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

18

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,040.0	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $72,511 (0.01% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

19

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.63%	December 31
Class B 0.88%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth & Income Portfolio	$1,040.0	Relative Value Schedule	0.278%	0.550%
		65 bp on first $25m
		50 bp on next $25m
		40 bp on next $50m
		30 bp on next $100m
		25 bp on the balance
		Minimum account size $25m

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

20

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth & Income Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2011 net assets.

Fund	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Portfolio Adv. Fee (%)
Growth & Income Portfolio	Client #1	0.30% on first $1 billion	0.298%	0.550%
		0.25% on next $500 million
		0.20% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolios and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

21

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
Growth & Income Portfolio	0.550	0.687	3/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio	0.627	0.712	3/12	0.782	3/36

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,976,988 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $1,530,995 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.11

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli12 study on advisory fees and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

11	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

12	The Deli study was originally published in 2002 based on 1997 data.

13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended February 28, 2011.17

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	20.29	20.40	19.79	7/12	54/125
3 year	–1.32	2.28	0.81	10/10	89/113
5 year	0.83	2.85	1.98	9/10	74/100
10 year	2.44	3.13	2.97	4/6	33/52

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmarks.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	20.29	–1.32	0.83	2.44	8.69	16.49	0.09	10
Russell 1000 Value Index	22.16	–1.17	1.57	4.12	10.55	16.28	0.19	10
Inception Date: January 14, 1991

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

16	The Portfolio’s PG is identical to the Porfolio’s EG. The Portfolio’s PU is not identical to the Porfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$990.20	$4.69	0.95%
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76	0.95%

Class B
Actual	$1,000	$988.80	$5.92	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01	1.20%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Denbury Resources, Inc.	$6,718,000	3.4%
Green Dot Corp.	5,053,778	2.5
Freeport-McMoRan Copper & Gold, Inc.	4,374,830	2.2
Barrick Gold Corp.	4,270,847	2.2
Juniper Networks, Inc.	4,254,232	2.1
Greenhill & Co., Inc.	4,041,882	2.0
Netlogic Microsystems, Inc.	4,034,441	2.0
Occidental Petroleum Corp.	3,995,136	2.0
Noble Energy, Inc.	3,827,201	1.9
Illumina, Inc.	3,760,882	1.9

	$44,331,229	22.2%

SECTOR DIVERSIFICATION**

June 30, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$39,967,600	20.0%
Financials	36,570,521	18.3
Energy	29,008,436	14.5
Consumer Discretionary	28,470,899	14.2
Materials	24,225,222	12.1
Industrials	20,199,037	10.1
Health Care	14,874,661	7.4
Consumer Staples	4,376,972	2.2
Options Purchased—Calls	780,360	0.4
Short-Term Investments	1,596,221	0.8

Total Investments	$200,069,929	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$118,292,498	59.1%
Japan	20,992,888	10.5
China	13,619,880	6.8
Canada	11,330,477	5.7
Hong Kong	7,984,612	4.0
Indonesia	4,396,351	2.2
Germany	3,942,337	2.0
India	3,208,996	1.6
Australia	2,472,110	1.2
Mongolia	2,410,609	1.2
South Africa	2,348,445	1.2
Thailand	1,910,753	1.0
Israel	1,905,350	0.9
Other	3,658,402	1.8
Short-Term Investments	1,596,221	0.8

Total Investments	$200,069,929	100.0%

*	All data are as of June 30, 2011. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.9% or less in the following countries: Argentina and Brazil.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.0%
INFORMATION TECHNOLOGY–20.0%
COMMUNICATIONS EQUIPMENT–3.5%
Juniper Networks, Inc.(a)	135,055	$4,254,232
QUALCOMM, Inc.	48,400	2,748,636

		7,002,868

COMPUTERS & PERIPHERALS–3.3%
Apple, Inc.(a)	7,855	2,636,688
Silicon Graphics International Corp.(a)	44,841	771,265
Toshiba Corp.	599,000	3,158,135

		6,566,088

INTERNET SOFTWARE & SERVICES–4.7%
Cornerstone OnDemand, Inc.(a)	131,418	2,319,528
LinkedIn Corp.(a)	12,506	1,126,665
MercadoLibre, Inc.	22,800	1,808,952
Rackspace Hosting, Inc.(a)	48,519	2,073,702
Tencent Holdings Ltd.	72,800	1,988,766

		9,317,613

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.7%
Cree, Inc.(a)	71,250	2,393,288
Netlogic Microsystems, Inc.(a)	99,813	4,034,441
NVIDIA Corp.(a)	192,800	3,072,268

		9,499,997

SOFTWARE–3.8%
Intuit, Inc.(a)	41,800	2,167,748
Red Hat, Inc.(a)	63,700	2,923,830
Salesforce.com, Inc.(a)	16,710	2,489,456

		7,581,034

		39,967,600

FINANCIALS–18.3%
CAPITAL MARKETS–2.0%
Greenhill & Co., Inc.	75,100	4,041,882

COMMERCIAL BANKS–3.2%
Bank Rakyat Indonesia Persero Tbk PT	2,665,500	2,027,500
BOC Hong Kong Holdings Ltd.	857,500	2,492,339
Siam Commercial Bank PCL	528,900	1,910,753

		6,430,592

CONSUMER FINANCE–3.7%
Green Dot Corp.(a)	148,728	5,053,778
SKS Microfinance Ltd.(a)	294,769	2,278,256

		7,332,034

Company	Shares	U.S. $ Value

DIVERSIFIED FINANCIAL SERVICES–1.6%
CME Group, Inc.–Class A	10,610	$3,093,770

REAL ESTATE INVESTMENT TRUSTS (REITS)–1.8%
Weyerhaeuser Co.	165,537	3,618,639

REAL ESTATE MANAGEMENT & DEVELOPMENT–6.0%
BR Malls Participacoes SA	161,700	1,849,450
Ciputra Development Tbk PT(a)	47,096,000	2,368,851
Guangzhou R&F Properties Co., Ltd.	1,705,200	2,343,030
Hang Lung Group Ltd.	330,000	2,095,397
Sun Hung Kai Properties Ltd.	233,000	3,396,876

		12,053,604

		36,570,521

ENERGY–14.5%
ENERGY EQUIPMENT & SERVICES–3.2%
Nabors Industries Ltd.(a)	133,650	3,293,136
Schlumberger Ltd.	35,800	3,093,120

		6,386,256

OIL, GAS & CONSUMABLE FUELS–11.3%
Cameco Corp.	133,643	3,525,199
Denbury Resources, Inc.(a)	335,900	6,718,000
Kinder Morgan, Inc./Delaware(a)	72,556	2,084,534
Noble Energy, Inc.	42,700	3,827,201
Occidental Petroleum Corp.	38,400	3,995,136
Paladin Energy Ltd.(a)	906,900	2,472,110

		22,622,180

		29,008,436

CONSUMER DISCRETIONARY–14.3%
AUTO COMPONENTS–1.5%
Johnson Controls, Inc.	72,000	2,999,520

AUTOMOBILES–3.5%
Tesla Motors, Inc.(a)	92,093	2,682,669
Toyota Motor Corp. (Sponsored ADR)	26,300	2,167,646
Volkswagen AG (Preference Shares)	9,986	2,065,061

		6,915,376

HOTELS, RESTAURANTS & LEISURE–2.2%
Ajisen China Holdings Ltd.	785,000	1,638,381
Ctrip.com International Ltd. (ADR)(a)	61,900	2,666,652

		4,305,033

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD DURABLES–1.0%
Rinnai Corp.	27,500	$1,985,901

INTERNET & CATALOG RETAIL–3.8%
Amazon.com, Inc.(a)	14,440	2,952,835
NetFlix, Inc.(a)	10,340	2,716,215
Rakuten, Inc.	1,847	1,911,690

		7,580,740

MEDIA–1.0%
Walt Disney Co. (The)	51,700	2,018,368

SPECIALTY RETAIL–1.3%
Zhongsheng Group Holdings Ltd.	1,217,000	2,665,961

		28,470,899

MATERIALS–12.1%
CHEMICALS–3.6%
Linde AG	10,700	1,877,276
Monsanto Co.	39,900	2,894,346
Stella Chemifa Corp.	71,000	2,514,438

		7,286,060

METALS & MINING–8.5%
Agnico-Eagle Mines Ltd.	55,900	3,534,431
Barrick Gold Corp.	94,300	4,270,847
Freeport-McMoRan Copper & Gold, Inc.	82,700	4,374,830
Impala Platinum Holdings Ltd.	87,030	2,348,445
Mongolian Mining Corp.(a)	1,949,500	2,410,609

		16,939,162

		24,225,222

INDUSTRIALS–10.1%
CONSTRUCTION & ENGINEERING–1.4%
Shaw Group, Inc. (The)(a)	91,500	2,764,215

ELECTRICAL EQUIPMENT–5.4%
A123 Systems, Inc.(a)	595,600	3,168,592
Babcock & Wilcox Co. (The)(a)	109,700	3,039,787
Emerson Electric Co.	18,500	1,040,625
Mitsubishi Electric Corp.	301,000	3,496,446

		10,745,450

INDUSTRIAL CONGLOMERATES–0.4%
Jaiprakash Associates Ltd.	512,202	930,740

MACHINERY–1.9%
Fanuc Corp.	16,800	2,809,346
Komatsu Ltd.	31,500	983,529

		3,792,875

TRADING COMPANIES & DISTRIBUTORS–1.0%
Mitsubishi Corp.	78,700	1,965,757

		20,199,037

Company	Shares	U.S. $ Value

HEALTH CARE–7.5%
BIOTECHNOLOGY–2.5%
Cepheid, Inc.(a)	59,600	$2,064,544
Genomic Health, Inc.(a)	104,412	2,914,139

		4,978,683

HEALTH CARE EQUIPMENT & SUPPLIES–1.0%
Given Imaging Ltd.(a)	93,629	1,905,350

HEALTH CARE TECHNOLOGY–1.1%
athenahealth, Inc.(a)	55,822	2,294,284

LIFE SCIENCES TOOLS & SERVICES–2.9%
Covance, Inc.(a)	32,600	1,935,462
Illumina, Inc.(a)	50,045	3,760,882

		5,696,344

		14,874,661

CONSUMER STAPLES–2.2%
BEVERAGES–1.0%
Heckmann Corp.(a)	341,040	2,059,882

FOOD PRODUCTS–1.2%
Besunyen Holdings Co.	6,659,000	2,317,090

		4,376,972

Total Common Stocks (cost $184,394,357)		197,693,348

	Contracts
OPTIONS PURCHASED-CALLS–0.4%
UTILITIES–0.4%
Market Vectors Gold Miners Expiration: Jan ‘12, Exercise Price: $65.0(a)(b)	2,880	423,360
SPDR S&P Homebuilders ETF Expiration: Jan ‘12, Exercise Price: $20.0(a)(b)	6,000	357,000

Total Options Purchased-Calls (cost $1,770,285)		780,360

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.8%
TIME DEPOSIT–0.8%
State Street Time Deposit 0.01%, 7/01/11 (cost $1,596,221)	$1,596	1,596,221

TOTAL INVESTMENTS–100.2% (cost $187,760,863)		200,069,929
Other assets less liabilities–(0.2)%		(484,098)

NET ASSETS–100.0%		$199,585,831

5

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Royal Bank of Scotland PLC:
Euro settling 7/15/11	9,925	$14,295,176	$14,388,731	$93,555
Great British Pound settling 7/15/11	6,943	11,327,227	11,141,808	(185,419)
UBS AG:
Canadian Dollar settling 7/15/11	4,248	4,431,041	4,403,478	(27,563)
Westpack Banking Corp.:
Australian Dollar settling 7/15/11	3,715	3,866,739	3,979,478	112,739

Sale Contracts:
BNP Paribas SA:
Japanese Yen settling 7/15/11	69,323	815,910	861,143	(45,233)

(a)	Non-income producing security.

(b)	One contract relates to 100 shares.

Glossary:

ADR—American Depositary Receipt

AMBAC—Ambac Assurance Corporation

See notes to financial statements.

6

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $187,760,863)	$200,069,929
Foreign currencies, at value (cost $273,550)	278,827
Receivable for investment securities sold	626,695
Unrealized appreciation of forward currency exchange contracts	206,294
Dividends and interest receivable	146,473
Receivable for capital stock sold	85,366

Total assets	201,413,584

LIABILITIES
Payable for investment securities purchased	593,378
Payable for capital stock redeemed	593,189
Unrealized depreciation of forward currency exchange contracts	258,215
Advisory fee payable	121,613
Printing fee payable	116,563
Distribution fee payable	28,157
Administrative fee payable	20,716
Transfer Agent fee payable	133
Accrued expenses and other liabilities	95,789

Total liabilities	1,827,753

NET ASSETS	$199,585,831

COMPOSITION OF NET ASSETS
Capital stock, at par	$10,585
Additional paid-in capital	235,369,304
Distributions in excess of net investment income	(272,872)
Accumulated net realized loss on investment and foreign currency transactions	(47,722,258)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	12,201,072

$199,585,831

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$60,529,869	3,156,706	$19.18
B	$139,055,962	7,427,931	$18.72

See notes to financial statements.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $54,845)	$1,000,789
Interest	82

	1,000,871

EXPENSES
Advisory fee (see Note B)	778,333
Distribution fee—Class B	178,560
Transfer agency—Class A	889
Transfer agency—Class B	1,963
Custodian	63,285
Printing	56,483
Administrative	36,309
Legal	17,986
Audit	17,500
Directors’ fees	1,913
Miscellaneous	8,767

Total expenses	1,161,988

Net investment loss	(161,117)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	23,841,473	(a)
Foreign currency transactions	1,467,599
Net change in unrealized appreciation/depreciation of:
Investments	(27,716,387	)(b)
Foreign currency denominated assets and liabilities	286,282

Net loss on investment and foreign currency transactions	(2,121,033)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,282,150)

(a)	Net of foreign capital gains taxes of $36,357.

(b)	Net of increase in accrued foreign capital gains taxes of $9,435.

See notes to financial statements.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(161,117)	$990,127
Net realized gain on investment and foreign currency transactions	25,309,072	29,044,761
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(27,430,105)	1,878,531

Net increase (decrease) in net assets from operations	(2,282,150)	31,913,419
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(340,972)	(1,299,618)
Class B	(451,814)	(2,657,481)
CAPITAL STOCK TRANSACTIONS
Net decrease	(5,290,497)	(26,899,489)

Total increase (decrease)	(8,365,433)	1,056,831
NET ASSETS
Beginning of period	207,951,264	206,894,433

End of period (including distributions in excess of net investment income of ($272,872) and undistributed net investment income of $681,031, respectively)	$199,585,831	$207,951,264

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be

10

AllianceBernstein Variable Products Series Fund

observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks
Information Technology	$34,820,699		$5,146,901		$–0	–	$39,967,600
Financials	17,657,519		17,002,249		1,910,753		36,570,521
Energy	26,536,326		2,472,110		–0	–	29,008,436
Consumer Discretionary	18,203,905		10,266,994		–0	–	28,470,899
Materials	15,074,454		9,150,768		–0	–	24,225,222
Industrials	10,013,219		10,185,818		–0	–	20,199,037
Health Care	14,874,661		–0	–	–0	–	14,874,661
Consumer Staples	2,059,882		2,317,090		–0	–	4,376,972
Options Purchased—Calls	–0	–	780,360		–0	–	780,360
Short-Term Investments	–0	–	1,596,221		–0	–	1,596,221

Total Investments in Securities	139,240,665		58,918,511	+	1,910,753		200,069,929
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	–0	–	206,294		–0	–	206,294
Liabilities:
Forward Currency Exchange Contracts	–0	–	(258,215)		–0	–	(258,215)

Total	$139,240,665		$58,866,590		$1,910,753		$200,018,008

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as level 2 investments.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Financials		Total
Balance as of 12/31/10	$2,085,450		$2,085,450
Accrued discounts/premiums	–0	–	–0	–
Realized gain (loss)	211,299		211,299
Change in unrealized appreciation/depreciation	37,950		37,950
Purchases	876,004		876,004
Sales	(1,299,950)		(1,299,950)
Transfers into Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 6/30/11	$1,910,753		$1,910,753

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*	$37,950		$37,950

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

12

AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $36,309.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $346,248, of which $58 and $29, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$187,479,860		$192,807,964
U.S. government securities	–0	–	–0	–

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$23,401,803
Gross unrealized depreciation	(11,092,737)

Net unrealized appreciation	$12,309,066

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2011, the Portfolio held foreign currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2011, the Portfolio had no transactions in written options.

14

AllianceBernstein Variable Products Series Fund

During the six months ended June 30, 2011, the Portfolio held purchased options for non-hedging purposes.

At June 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$206,294	Unrealized depreciation of forward currency exchange contracts	$258,215
Equity contracts	Investments in securities, at value	780,360

Total		$986,654		$258,215

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,528,169	$289,862
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(210,301)	(1,031,799)

Total		$1,317,868	$(741,937)

For the six months ended June 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $33,064,671 and the average monthly cost of purchased options contracts was $1,441,079.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	150,248	433,517	$2,951,083	$7,476,983
Shares issued in reinvestment of dividends	17,100	79,731	340,972	1,299,618
Shares redeemed	(415,633)	(1,013,802)	(8,134,164)	(16,782,505)

Net decrease	(248,285)	(500,554)	$(4,842,109)	$(8,005,904)

Class B
Shares sold	767,804	909,999	$14,800,488	$15,228,144
Shares issued in reinvestment of dividends	23,194	166,823	451,814	2,657,481
Shares redeemed	(820,677)	(2,281,874)	(15,700,690)	(36,779,210)

Net decrease	(29,679)	(1,205,052)	$(448,388)	$(18,893,585)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

16

AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$3,957,099	$–0	–

Total taxable distributions	3,957,099	–0	–

Total distributions paid	$3,957,099	$–0	–

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$741,560
Accumulated capital and other losses	(70,385,943	)(a)
Unrealized appreciation/(depreciation)	36,925,261	(b)

Total accumulated earnings/(deficit)	$(32,719,122)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward of $69,983,631 of which $21,233,397 expires in the year 2011, $29,949,674 expires in the year 2016 and $18,800,560 expires in the year 2017. During the fiscal year the Portfolio utilized $29,683,730 of capital loss carryforwards and $142,624,480 of capital loss carryforwards expired in the current fiscal year. For the year ended December 31, 2010, the Portfolio deferred to January 1, 2011 post-October currency losses of $402,312.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of derivatives.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008		2007		2006
Net asset value, beginning of period	$19.47		$16.73		$10.90		$20.71		$17.23		$15.86

Income From Investment Operations
Net investment income (loss) (a)	.00	(b)	.12		.07		.00	(b)	(.03)		(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)		2.98		5.76		(9.81)		3.51		1.42
Contributions from Adviser	–0	–	–0	–	.00	(b)	.00	(b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.19)		3.10		5.83		(9.81)		3.48		1.37

Less: Dividends
Dividends from net investment income	(.10)		(.36)		–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$19.18		$19.47		$16.73		$10.90		$20.71		$17.23

Total Return
Total investment return based on net asset value (c)	(.98	)%*	18.93	%*	53.49	%*†	(47.37	)%*	20.20%		8.64%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,530		$66,302		$65,358		$39,933		$93,919		$86,819
Ratio to average net assets of:
Expenses	.95	%(d)	.99	%(e)	1.00%		.93%		.93%		.92	%(e)
Net investment income (loss)	.01	%(d)	.69	%(e)	.52%		.00	%(f)	(.15)%		(.30	)%(e)
Portfolio turnover rate	90%		117%		215%		141%		132%		117%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008		2007		2006
Net asset value, beginning of period	$18.99		$16.34		$10.67		$20.31		$16.94		$15.63

Income From Investment Operations
Net investment income (loss) (a)	(.02)		.07		.04		(.04)		(.07)		(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)		2.90		5.63		(9.60)		3.44		1.40
Contributions from Adviser	–0	–	–0	–	.00	(b)	.00	(b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.21)		2.97		5.67		(9.64)		3.37		1.31

Less: Dividends
Dividends from net investment income	(.06)		(.32)		–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$18.72		$18.99		$16.34		$10.67		$20.31		$16.94

Total Return
Total investment return based on net asset value (c)	(1.12	)%*	18.58	%*	53.14	%*†	(47.46	)%*	19.89%		8.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$139,056		$141,649		$141,536		$84,880		$191,474		$177,350
Ratio to average net assets of:
Expenses	1.20	%(d)	1.24	%(e)	1.25%		1.18%		1.17%		1.18	%(e)
Net investment income (loss)	(.23	)%(d)	.44	%(e)	.27%		(.24)%		(.40)%		(.55	)%(e)
Portfolio turnover rate	90%		117%		215%		141%		132%		117%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Amount is less than .005%.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2011 and years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.01%, 0.04%, 0.15% and 0.03%, respectively.

†	Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.01%.

See notes to financial statements.

19

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Thematic Growth Portfolio (formerly named AllianceBernstein Global Technology Portfolio) (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

20

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (the “MSCI AC World Index”) and the MSCI World Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011 and (in the case of comparisons with the MSCI World Index) the since inception period (January 1996 inception). The directors noted that the Portfolio was 2nd out of 3 of the Performance Group and in the 2nd quintile of the Performance Universe for the 1- and 5-year periods, 1st out of 3 of the Performance Group and in the 2nd quintile of the Performance Universe for the 3-year period, and 2nd out of 2 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the MSCI AC World Index in the 1-, 3- and 5-year periods but lagged that index in the 10-year period, and outperformed the MSCI World Index in the 1-, 3- and 5-year and the since inception periods but lagged that index in the 10-year period. Based on their review, the directors concluded that the Portfolio’s relative performance was satisfactory. The directors also noted that at the February 2009 meetings, they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Index, and a name change to AllianceBernstein Global Thematic Growth Portfolio from AllianceBernstein Global Technology Portfolio effective May 1, 2009. As a result, the Portfolio’s investment performance prior to May 1, 2009 was not likely to be representative of performance under the new management strategy.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 4 basis point impact of the administrative expense reimbursement in the latest fiscal year, was essentially the same as the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

22

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$215.8	Global Thematic Growth Portfolio

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Prior to May 1, 2009, the Portfolio was known as AllianceBernstein Global Technology Portfolio. In addition, the Portfolio’s non-fundamental policy was changed on May 1, 2009 to allow the Portfolio to pursue a broader mandate across multiple sectors worldwide.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $70,917 (0.04% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio			Fiscal Year
Global Thematic Growth Portfolio	Class A Class B	0.99 1.24	% %	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:5

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	$215.8	Global Thematic Research Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.493%	0.750%

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

24

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Thematic Growth Fund, Inc. (“Global Thematic Growth Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio[7]	Global Thematic Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Global Thematic Research Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[8]
Global Thematic Research Growth Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	The advisory fees of AllianceBernstein Global Thematic Growth Fund, Inc. is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.11

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Rank
Global Thematic Growth Portfolio	0.750	0.800	3/10

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Thematic Growth Portfolio	0.991	1.001	5/10	0.896	22/33

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased slightly during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010,

11	The Portfolio’s EG includes the Portfolio, two other variable insurance product (“VIP”) Global Growth funds (“GLGE”) and seven VIP Global Core funds (“GLCE”).

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and GLCE funds, excluding outliers.

15	Most recently completed fiscal year end Class A total expense ratio.

26

AllianceBernstein Variable Products Series Fund

AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $328,056 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $529,003 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

16	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

17	The Deli study was originally published in 2002 based on 1997 data.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2011.22

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	28.08	28.08	22.86	2/3	3/9
3 year	5.79	1.90	1.68	1/3	2/9
5 year	4.75	4.75	3.90	2/3	3/8
10 year	0.30	3.21	3.79	2/2	6/6

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[26]	28.08	5.79	4.75	0.30	5.85	25.98	0.06	10
MSCI AC World Index (Net)	21.54	–0.06	3.39	4.31	N/A	17.30	0.20	10
MSCI World Index (Net)[27]	21.67	–0.42	2.73	3.61	5.81	N/A	N/A	N/A
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

21	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU as the criteria for including/ excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	On May 1, 2009, the Portfolio’s benchmark changed from MSCI World (Net) Index to MSCI AC World Index.

27	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

28

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,029.80	$3.37	0.67%
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36	0.67%

Class B
Actual	$1,000	$1,028.70	$4.63	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.23	$4.61	0.92%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates—Investment Grades	$42,915,269	28.3%
Mortgage Pass-Thru’s	31,497,291	20.8
Governments—Treasuries	31,037,251	20.5
Commercial Mortgage-Backed Securities	13,529,395	8.9
Agencies	7,004,528	4.6
Corporates—Non-Investment Grades	5,785,991	3.8
Governments—Sovereign Agencies	2,303,149	1.5
Asset-Backed Securities	1,608,722	1.1
Quasi-Sovereigns	1,193,851	0.8
CMOs	1,100,002	0.7
Supranationals	853,337	0.6
Local Governments—Municipal Bonds	466,240	0.3
Governments—Sovereign Bonds	388,315	0.3
Other**	547,100	0.4
Short-Term Investments	11,154,353	7.4

Total Investments	$151,384,794	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	“Other” represents less than 0.2% weightings in the following security types: Common Stocks, Emerging Markets—Corporate Bonds and Preferred Stocks.

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADES–29.6%
INDUSTRIAL–13.1%
BASIC–2.0%
Alcoa, Inc. 6.75%, 7/15/18	U.S.$	178	$196,855
Anglo American Capital PLC 9.375%, 4/08/19(a)		315	414,367
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		250	246,153
ArcelorMittal 6.125%, 6/01/18		460	492,696
Dow Chemical Co. (The) 7.60%, 5/15/14		81	93,930
8.55%, 5/15/19		313	403,596
Georgia-Pacific LLC 5.40%, 11/01/20(a)		64	65,224
International Paper Co. 7.50%, 8/15/21		208	243,120
7.95%, 6/15/18		196	233,376
Packaging Corp. of America 5.75%, 8/01/13		155	165,598
PPG Industries, Inc 5.75%, 3/15/13		295	316,887
Teck Resources Ltd. 6.00%, 8/15/40		27	26,492

			2,898,294

CAPITAL GOODS–0.5%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		41	43,812
Owens Corning 6.50%, 12/01/16		265	288,341
Republic Services, Inc. 5.25%, 11/15/21		150	158,486
5.50%, 9/15/19		230	250,728

			741,367

COMMUNICATIONS–MEDIA–2.2%
CBS Corp. 8.875%, 5/15/19		320	407,924
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		280	389,520
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14		160	175,140
News America, Inc. 6.55%, 3/15/33		210	224,444
9.25%, 2/01/13		235	264,254
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		320	406,798
TCI Communications, Inc. 7.875%, 2/15/26		210	269,291

	Principal Amount (000)		U.S. $ Value

Time Warner Cable, Inc. 7.50%, 4/01/14	U.S.$	145	$167,048
8.375%, 3/15/23		371	471,002
WPP Finance UK 8.00%, 9/15/14		315	369,507

			3,144,928

COMMUNICATIONS– TELECOMMUNICATIONS–1.4%
American Tower Corp. 5.05%, 9/01/20		340	334,890
AT&T, Inc. 4.45%, 5/15/21		177	180,128
8.00%, 11/15/31		20	26,466
Embarq Corp. 7.082%, 6/01/16		176	195,645
Qwest Corp. 7.50%, 10/01/14		400	448,500
Telecom Italia Capital SA 6.175%, 6/18/14		355	382,008
6.375%, 11/15/33		40	35,670
United States Cellular Corp. 6.70%, 12/15/33		380	378,277

			1,981,584

CONSUMER CYCLICAL–AUTOMOTIVE–0.4%
Daimler Finance North America LLC 5.75%, 9/08/11		120	121,090
7.30%, 1/15/12		121	125,212
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		300	327,910

			574,212

CONSUMER CYCLICAL–ENTERTAINMENT–0.6%
Time Warner, Inc. 7.625%, 4/15/31		390	467,914
Viacom, Inc. 5.625%, 9/15/19		375	416,133

			884,047

CONSUMER CYCLICAL–OTHER–0.3%
Marriott International, Inc. 5.625%, 2/15/13		372	396,754

CONSUMER CYCLICAL–RETAILERS–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		180	208,926

CONSUMER NON-CYCLICAL–1.8%
Ahold Finance USA LLC 6.875%, 5/01/29		375	423,595
Altria Group, Inc. 9.70%, 11/10/18		230	302,248

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Bunge Ltd. Finance Corp. 5.10%, 7/15/15	U.S.$	206	$221,500
5.875%, 5/15/13		180	191,788
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		350	379,131
Delhaize Group SA 5.875%, 2/01/14		105	115,184
Fortune Brands, Inc. 4.875%, 12/01/13		374	397,641
Newell Rubbermaid, Inc. 5.50%, 4/15/13		155	165,909
Reynolds American, Inc. 7.625%, 6/01/16		280	335,837
Whirlpool Corp. 8.60%, 5/01/14		55	64,092

			2,596,925

ENERGY–2.1%
Anadarko Petroleum Corp. 5.95%, 9/15/16		192	216,113
6.45%, 9/15/36		124	129,387
ConocoPhillips Holding Co. 6.95%, 4/15/29		155	188,259
Hess Corp. 7.875%, 10/01/29		165	207,175
8.125%, 2/15/19		29	36,694
Marathon Petroleum Corp. 3.50%, 3/01/16(a)		50	51,255
5.125%, 3/01/21(a)		86	88,412
Nabors Industries, Inc. 9.25%, 1/15/19		310	392,938
Noble Energy, Inc. 8.25%, 3/01/19		316	404,048
Noble Holding International Ltd. 4.90%, 8/01/20		32	33,263
TNK-BP Finance SA 7.50%, 7/18/16(a)		100	113,250
Valero Energy Corp. 6.875%, 4/15/12		390	407,836
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		195	206,033
6.00%, 3/15/18		35	38,366
9.625%, 3/01/19		190	245,374
Williams Cos., Inc. (The) 7.875%, 9/01/21		214	265,244

			3,023,647

OTHER INDUSTRIAL–0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)		335	351,750

TECHNOLOGY–0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		64	67,179
Computer Sciences Corp. 5.50%, 3/15/13		280	297,443

	Principal Amount (000)		U.S. $ Value

Motorola Solutions, Inc. 7.50%, 5/15/25	U.S.$	25	$29,248
Xerox Corp. 8.25%, 5/15/14		375	440,012

			833,882

TRANSPORTATION–AIRLINES–0.3%
Southwest Airlines Co. 5.25%, 10/01/14		210	227,232
5.75%, 12/15/16		155	171,195

			398,427

TRANSPORTATION–SERVICES–0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		420	414,400
Con-way, Inc. 6.70%, 5/01/34		271	258,334
Ryder System, Inc. 5.85%, 11/01/16		116	130,591
7.20%, 9/01/15		108	126,465

			929,790

			18,964,533

FINANCIAL INSTITUTIONS–12.6%
BANKING–6.7%
American Express Co. 7.25%, 5/20/14		210	240,174
Bank of America Corp. 5.625%, 7/01/20		10	10,325
Series L 5.65%, 5/01/18		765	806,563
BankAmerica Capital II Series 2 8.00%, 12/15/26		98	99,715
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14		450	497,012
Citigroup, Inc. 6.50%, 8/19/13		355	386,083
8.50%, 5/22/19		505	626,026
Compass Bank 5.50%, 4/01/20		250	244,090
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		395	425,015
7.50%, 2/15/19		295	343,245
JPMorgan Chase & Co. 4.40%, 7/22/20		605	592,699
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		175	189,369
Macquarie Group Ltd. 4.875%, 8/10/17(a)		425	428,502
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		315	330,243
Morgan Stanley 5.50%, 7/24/20		670	678,168
6.625%, 4/01/18		295	324,970

4

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

National Capital Trust II 5.486%, 3/23/15(a)	U.S.$	122	$116,764
National Westminster Bank PLC 6.50%, 9/07/21	GBP	50	74,625
Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$	330	343,174
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		240	246,027
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		400	399,090
Shinhan Bank 4.125%, 10/04/16(a)		370	376,777
Societe Generale SA 2.50%, 1/15/14(a)		205	204,054
5.20%, 4/15/21(a)		205	201,322
Standard Chartered PLC 6.409%, 1/30/17(a)		100	95,245
UFJ Finance Aruba AEC 6.75%, 7/15/13		240	263,712
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		190	182,587
Union Bank NA 5.95%, 5/11/16		250	273,380
VTB Bank OJSC Via VTB Capital SA 6.609%, 10/31/12(a)		135	142,594
Wachovia Corp. 5.50%, 5/01/13		505	543,053

			9,684,603

BROKERAGE–0.3%
Jefferies Group, Inc. 5.125%, 4/13/18		199	199,401
6.875%, 4/15/21		164	176,260

			375,661

FINANCE–0.5%
HSBC Finance Corp. 7.00%, 5/15/12		280	294,904
SLM Corp. Series A 5.375%, 5/15/14		483	502,865

			797,769

INSURANCE–4.4%
Aetna, Inc. 6.00%, 6/15/16		135	154,624
Aflac, Inc. 3.45%, 8/15/15		70	71,488
Allstate Corp. (The) 6.125%, 5/15/37		435	431,737
American International Group, Inc. 6.40%, 12/15/20		215	231,423
AON Corp. 3.125%, 5/27/16		235	234,234

	Principal Amount (000)		U.S. $ Value

CIGNA Corp. 5.125%, 6/15/20	U.S.$	165	$174,285
Coventry Health Care, Inc. 6.30%, 8/15/14		280	301,436
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(a)		120	120,829
Genworth Financial, Inc. 6.515%, 5/22/18		405	402,685
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		210	248,414
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		85	87,623
5.50%, 3/30/20		390	402,015
Humana, Inc. 6.30%, 8/01/18		275	305,946
6.45%, 6/01/16		40	45,566
7.20%, 6/15/18		85	98,671
Lincoln National Corp. 8.75%, 7/01/19		113	142,594
Markel Corp. 7.125%, 9/30/19		200	228,404
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		225	311,723
MetLife, Inc. 4.75%, 2/08/21		115	117,233
7.717%, 2/15/19		109	131,936
10.75%, 8/01/39		140	197,050
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		360	446,649
Principal Financial Group, Inc. 7.875%, 5/15/14		325	376,016
Prudential Financial, Inc. 5.15%, 1/15/13		195	205,767
6.20%, 1/15/15		45	50,379
8.875%, 6/15/38		170	198,475
Series D 7.375%, 6/15/19		35	41,507
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		367	368,238
XL Group PLC 5.25%, 9/15/14		110	117,856
6.25%, 5/15/27		200	202,414

			6,447,217

OTHER FINANCE–0.4%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		155	157,663
ORIX Corp. 4.71%, 4/27/15		397	410,717

			568,380

REITS – 0.3%
HCP, Inc. 5.375%, 2/01/21		132	136,148

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

5.95%, 9/15/11	U.S.$	225	$227,188
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		84	88,472

			451,808

			18,325,438

UTILITY–2.2%
ELECTRIC–1.4%
Ameren Corp. 8.875%, 5/15/14		235	272,253
Constellation Energy Group, Inc. 5.15%, 12/01/20		325	333,066
FirstEnergy Corp. 6.45%, 11/15/11		19	19,355
Series C 7.375%, 11/15/31		420	478,226
Nisource Finance Corp. 6.80%, 1/15/19		340	394,598
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		235	254,265
TECO Finance, Inc. 4.00%, 3/15/16		95	99,478
5.15%, 3/15/20		120	127,253
Union Electric Co. 6.70%, 2/01/19		45	52,841

			2,031,335

NATURAL GAS–0.8%
DCP Midstream LLC 5.35%, 3/15/20(a)		108	114,473
Energy Transfer Partners LP 6.70%, 7/01/18		24	27,046
7.50%, 7/01/38		336	380,407
EQT Corp. 8.125%, 6/01/19		205	250,769
TransCanada PipeLines Ltd. 6.35%, 5/15/67		235	236,237
Williams Partners LP 5.25%, 3/15/20		173	182,135

			1,191,067

			3,222,402

NON CORPORATE SECTORS–1.7%
AGENCIES–NOT GOVERNMENT GUARANTEED–1.7%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(a)		345	421,763
Ecopetrol SA 7.625%, 7/23/19		143	171,243
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		460	496,225
6.51%, 3/07/22(a)		217	230,291

	Principal Amount (000)		U.S. $ Value

MDC-GMTN BV 3.75%, 4/20/16(a)	U.S.$	365	$368,648
Petrobras International Finance Co.–Pifco 5.75%, 1/20/20		670	714,726

			2,402,896

Total Corporates–Investment Grades (cost $39,280,486)			42,915,269

MORTGAGE PASS-THRU’S–21.7%
AGENCY FIXED RATE 30-YEAR–16.4%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		4,238	4,599,958
Series 2007 5.50%, 7/01/35		160	173,438
Federal National Mortgage Association 4.00%, 1/01/41		2,043	2,046,312
5.50%, 5/01/38–6/01/38		2,345	2,540,843
6.00%, 5/01/31–2/01/40		2,947	3,238,874
Series 2002 7.00%, 3/01/32		19	21,094
Series 2003 5.00%, 11/01/33		174	186,006
5.50%, 4/01/33–7/01/33		615	669,105
Series 2004 5.50%, 4/01/34–11/01/34		531	577,448
6.00%, 9/01/34		293	324,306
Series 2005 4.50%, 8/01/35		533	555,131
5.00%, 10/01/35		1,354	1,443,253
5.50%, 2/01/35		645	701,781
Series 2006 5.00%, 2/01/36		1,160	1,236,845
Series 2007 4.50%, 9/01/35–8/01/37		749	780,437
5.00%, 7/01/36		196	208,883
Series 2008 6.00%, 3/01/37–5/01/38		3,650	4,022,585
Series 2010 6.00%, 4/01/40		400	439,673
Government National Mortgage Association Series 1994 9.00%, 9/15/24		5	6,080

			23,772,052

AGENCY FIXED RATE 15-YEAR–4.0%
Federal National Mortgage Association 4.50%, TBA		5,535	5,867,964

6

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

AGENCY ARMS–1.3%
Federal Home Loan Mortgage Corp. 2.65%, 4/01/36(b)	U.S.$		650	$682,264
Series 2007 6.067%, 1/01/37(c)			79	82,793
Federal National Mortgage Association Series 2003 2.685%, 12/01/33(b)			202	211,611
Series 2006 2.205%, 3/01/36(b)			137	142,472
2.308%, 2/01/36(b)			191	198,815
5.767%, 11/01/36(c)			172	180,050
Series 2007 2.462%, 3/01/34(b)			343	359,270

				1,857,275

Total Mortgage Pass-Thru’s (cost $30,303,533)				31,497,291

GOVERNMENTS– TREASURIES–21.4%
CANADA–2.0%
Canadian Government Bond 2.00%, 6/01/16		CAD	2,890	2,951,279

MEXICO–1.0%
Mexican Bonos Series M 10 7.25%, 12/15/16		MXN	16,089	1,435,675

UNITED STATES–18.4%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$		2,610	2,697,273
4.625%, 2/15/40			3,460	3,607,590
5.375%, 2/15/31			1,250	1,465,039
U.S. Treasury Notes 2.125%, 2/29/16			3,135	3,209,456
2.625%, 4/30/16–11/15/20			9,545	9,536,575
3.625%, 2/15/20			5,130	5,426,981
3.75%, 11/15/18			653	707,383

				26,650,297

Total Governments–Treasuries (cost $31,078,237)				31,037,251

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.3%
NON-AGENCY FIXED RATE CMBS–9.3%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47			455	486,244
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39			225	240,981

	Principal Amount (000)		U.S. $ Value

Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.461%, 4/10/37	U.S.$	235	$187,393
Series 2007-GG9, Class A4 5.444%, 3/10/39		680	729,433
Series 2007-GG11, Class A4 5.736%, 12/10/49		420	450,681
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		300	324,491
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44		545	590,465
Series 2006-CB15, Class A4 5.814%, 6/12/43		1,035	1,134,591
Series 2006-CB17, Class A4 5.429%, 12/12/43		420	453,261
Series 2007-LD11, Class A4 6.005%, 6/15/49		1,105	1,191,741
Series 2007-LDPX, Class A3 5.42%, 1/15/49		1,110	1,190,142
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.499%, 6/15/29		830	893,897
Series 2006-C1, Class A4 5.156%, 2/15/31		1,240	1,341,637
Series 2006-C6, Class A4 5.372%, 9/15/39		475	516,640
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		285	273,192
Series 2007-9, Class A4 5.70%, 9/12/49		1,105	1,189,950
Morgan Stanley Capital I Series 2011-C2, Class A2 3.476%, 6/15/44(a)		515	516,621
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4 5.509%, 4/15/47		1,100	1,156,224
Series 2007-C32, Class A3 5.932%, 6/15/49		615	661,811

Total Commercial Mortgage-Backed Securities (cost $11,989,550)			13,529,395

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AGENCIES–4.8%
AGENCY DEBENTURES–4.8%
Federal Farm Credit Bank 0.216%, 9/20/12(c)	U.S.$	1,750	$1,751,362
Federal National Mortgage Association 0.215%, 9/17/12(c)		1,560	1,561,209
6.25%, 5/15/29		1,020	1,238,381
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		3,365	2,453,576

Total Agencies (cost $6,975,899)			7,004,528

CORPORATES–NON-INVESTMENT GRADES–4.0%
INDUSTRIAL–3.0%
BASIC–0.4%
Lyondell Chemical Co. 8.00%, 11/01/17(a)		121	134,613
Nalco Co. 6.625%, 1/15/19(a)		145	148,625
United States Steel Corp. 5.65%, 6/01/13		155	161,587
Westvaco Corp. 8.20%, 1/15/30		50	54,161

			498,986

CAPITAL GOODS–0.6%
Building Materials Corp. of America 6.75%, 5/01/21(a)		37	37,185
Case New Holland, Inc. 7.875%, 12/01/17(a)		143	157,300
Griffon Corp. 7.125%, 4/01/18(a)		130	130,488
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(a)		36	36,900
7.125%, 3/15/21(a)		36	37,260
Mohawk Industries, Inc. 6.875%, 1/15/16		355	386,062
Textron Financial Corp. 5.40%, 4/28/13		69	73,125

			858,320

COMMUNICATIONS–MEDIA–0.3%
EH Holding Corp. 6.50%, 6/15/19(a)		95	96,662
RR Donnelley & Sons Co. 5.50%, 5/15/15		70	70,875
11.75%, 2/01/19		255	317,979

			485,516

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
eAccess Ltd. 8.25%, 4/01/18(a)		100	100,875

	Principal Amount (000)		U.S. $ Value

Windstream Corp. 7.875%, 11/01/17	U.S.$	115	$122,044

			222,919

CONSUMER CYCLICAL– AUTOMOTIVE–0.3%
Delphi Corp. 5.875%, 5/15/19(a)		31	30,380
6.125%, 5/15/21(a)		50	49,375
Ford Motor Co. 7.45%, 7/16/31		170	192,718
Ford Motor Credit Co. LLC 5.75%, 2/01/21		200	199,754

			472,227

CONSUMER CYCLICAL–ENTERTAINMENT–0.0%
Greektown Holdings LLC 10.75%, 12/01/13(d)(e)		55	0

CONSUMER CYCLICAL–OTHER–0.0%
Toll Brothers Finance Corp. 5.15%, 5/15/15		40	41,099
6.875%, 11/15/12		7	7,436

			48,535

CONSUMER CYCLICAL– RETAILERS–0.3%
JC Penney Co., Inc. 5.65%, 6/01/20		335	331,650
Limited Brands, Inc. 6.625%, 4/01/21		105	107,363
6.90%, 7/15/17		45	48,206

			487,219

CONSUMER NON-CYCLICAL–0.5%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)		155	151,900
HCA, Inc. 7.875%, 2/15/20		125	135,625
8.50%, 4/15/19		40	44,200
Universal Health Services, Inc. 7.125%, 6/30/16		295	322,796
Voyager Learning Exchange 8.375%, 12/01/14(d)(e)(f)		70	0

			654,521

ENERGY–0.4%
Chesapeake Energy Corp. 6.125%, 2/15/21		154	155,925
Oil States International, Inc. 6.50%, 6/01/19(a)		99	99,495
Range Resources Corp. 5.75%, 6/01/21		110	108,075
Tesoro Corp. 6.50%, 6/01/17		190	193,800

			557,295

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

TRANSPORTATION–AIRLINES–0.0%
Continental Airlines 2003-ERJ1 Pass Through Trust Series RJ03 7.875%, 7/02/18	U.S.$	22	$21,901

			4,307,439

FINANCIAL INSTITUTIONS–0.6%
BANKING–0.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	125	146,374
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	175	156,625

			302,999

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(d)		75	19,969
7.875%, 11/01/09(d)		43	11,234

			31,203

FINANCE–0.1%
International Lease Finance Corp. 5.65%, 6/01/14		65	65,000

INSURANCE–0.3%
ING Capital Funding Trust III Series 9 3.846%, 9/30/11(c)		270	254,982
XL Group PLC Series E 6.50%, 4/15/17		240	220,200

			475,182

			874,384

UTILITY–0.4%
ELECTRIC–0.4%
CMS Energy Corp. 8.75%, 6/15/19		145	176,993
Dynegy Roseton/Danskammer Pass Through Trust Series B 7.67%, 11/08/16		195	173,550
GenOn Energy, Inc. 7.625%, 6/15/14		95	97,850
7.875%, 6/15/17		155	155,775

			604,168

Total Corporates– Non-Investment Grades (cost $5,325,063)			5,785,991

GOVERNMENTS–SOVEREIGN AGENCIES–1.6%
GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		70	79,970

	Principal Amount (000)		U.S. $ Value

UNITED KINGDOM–1.5%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)	U.S.$	1,307	$1,311,278
2.625%, 5/11/12(a)		895	911,901

			2,223,179

Total Governments–Sovereign Agencies (cost $2,273,376)			2,303,149

ASSET-BACKED SECURITIES–1.1%
CREDIT CARDS–FLOATING RATE–0.5%
Discover Card Master Trust Series 2009-A1, Class A1 1.487%, 12/15/14(c)		180	182,049
Series 2009-A2, Class A 1.487%, 2/17/15(c)		185	186,871
Series 2010-A1, Class A1 0.837%, 9/15/15(c)		166	167,455
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.247%, 6/15/15(c)		160	159,839

			696,214

OTHER ABS–FIXED RATE–0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		353	353,624

HOME EQUITY LOANS–FIXED RATE–0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.319%, 12/25/32		80	69,962
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		68	61,102
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		173	148,994

			280,058

HOME EQUITY LOANS–FLOATING RATE–0.2%
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.446%, 1/20/35(c)		102	89,863
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.296%, 11/25/36(c)		266	187,742

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Option One Mortgage Loan Trust Series 2007-2, Class M1 0.546%, 3/25/37(c)(e)	U.S.$	160	$1,221

			278,826

Total Asset-Backed Securities (cost $1,895,230)			1,608,722

QUASI-SOVEREIGNS–0.8%

QUASI-SOVEREIGN BONDS–0.8%
KAZAKHSTAN–0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)		212	233,497

MALAYSIA–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		420	450,354

RUSSIA–0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(a)		480	510,000

Total Quasi-Sovereigns (cost $1,106,022)			1,193,851

CMOs–0.7%
NON-AGENCY FIXED RATE–0.4%
Bear Stearns Alt-A Trust Series 2007-1, Class 21A1 5.168%, 1/25/47		193	110,894
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.083%, 5/25/35		219	202,051
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.508%, 5/25/36		167	93,411
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.71%, 7/25/36		341	190,668

			597,024

NON-AGENCY ARMS–0.2%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.69%, 3/25/36(c)		337	236,614

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FLOATING RATE–0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.278%, 12/25/35(c)	U.S.$	92	$58,769
Series 2007-OA3, Class M1 0.496%, 4/25/47(c)(e)		145	798
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 0.978%, 2/25/47(c)		280	165,491
Series 2007-OA3, Class B1 0.636%, 4/25/47(c)(e)		69	2

			225,060

AGENCY FIXED RATE–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.807%, 5/28/35		50	41,304

Total CMOs (cost $1,893,808)			1,100,002

SUPRANATIONALS–0.6%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	1,150	739,953
European Investment Bank 4.875%, 2/15/36	U.S.$	110	113,384

Total Supranationals (cost $769,339)			853,337

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.3%
UNITED STATES–0.3%
California State California GO 7.625%, 3/01/40 (cost $413,497)		405	466,240

GOVERNMENTS-SOVEREIGN BONDS–0.3%
HUNGARY–0.3%
Hungary Government International Bond 6.375%, 3/29/21 (cost $367,287)		370	388,315

		Shares
PREFERRED STOCKS–0.2%

FINANCIAL INSTITUTIONS–0.2%
FINANCE–0.1%
Citigroup Capital XII 8.50%		7,000	179,594

10

AllianceBernstein Variable Products Series Fund

		Shares	U.S. $ Value

REITS–0.1%
Sovereign Real Estate Investment Trust 12.00%(a)		93	$107,974

Total Preferred Stocks (cost $262,659)			287,568

		Principal Amount (000)
EMERGING MARKETS–CORPORATE BONDS–0.2%

INDUSTRIAL–0.2%
BASIC–0.2%
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(a) (cost $229,553)	U.S.$	228	256,785

		Shares	U.S. $ Value

COMMON STOCKS–0.0%
Greektown Superholdings, Inc.(e)(f)(g) (cost $4)		41	$2,747

		Principal Amount (000)
SHORT-TERM INVESTMENTS–7.7%
TIME DEPOSIT–7.7%
State Street Time Deposit 0.01%, 7/01/11 (cost $11,154,353)	U.S.$	11,154	11,154,353

TOTAL INVESTMENTS–104.3% (cost $145,317,896)			151,384,794
Other assets less liabilities–(4.3)%			(6,297,531)

NET ASSETS–100.0%			$145,087,263

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	40	September 2011	$8,786,183	$8,773,750	$12,433

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale:
Norwegian Krone settling 8/18/11	7,947	$1,447,533	$1,468,925	$21,392
Citibank N.A.:
Mexican Peso settling 8/18/11	2,740	230,444	233,129	2,685
Credit Suisse London Branch (GFX):
Euro settling 7/14/11	1,025	1,444,339	1,485,737	41,398
Euro settling 7/14/11	2,103	3,010,400	3,049,559	39,159
Goldman Sachs International:
Swedish Krona settling 8/18/11	9,104	1,436,499	1,435,631	(868)
Morgan Stanley and Co., Inc.:
Brazilian Real settling 7/05/11	1,241	786,539	795,283	8,744
Brazilian Real settling 7/05/11	1,241	795,053	795,282	229
State Street Bank and Trust Co.:
Canadian Dollar settling 7/25/11	138	142,665	143,509	844
Canadian Dollar settling 7/25/11	30	30,933	31,401	468

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts (continued)
Euro settling 7/14/11	72	$104,529	$104,169	$(360)
Mexican Peso settling 8/18/11	590	49,825	50,173	348
UBS AG:
Japanese Yen settling 7/27/11	152,194	1,896,369	1,890,697	(5,672)

Sale Contracts:
Barclays Bank PLC Wholesale:
Japanese Yen settling 7/27/11	152,163	1,864,355	1,890,308	(25,953)
Credit Suisse London Branch (GFX):
Norwegian Krone settling 8/18/11	7,916	1,423,901	1,463,128	(39,227)
Swedish Krona settling 8/18/11	9,073	1,414,004	1,430,787	(16,783)
Deutsche Bank AG London:
Mexican Peso settling 8/18/11	9,953	835,465	846,789	(11,324)
HSBC BANKUSA:
Canadian Dollar settling 7/25/11	2,981	3,044,224	3,089,295	(45,071)
HSBC BankUSA:
Euro settling 7/14/11	3,245	4,652,723	4,705,125	(52,402)
Morgan Stanley and Co., Inc.:
Brazilian Real settling 7/05/11	1,241	795,054	795,283	(229)
Brazilian Real settling 7/05/11	1,241	778,736	795,281	(16,545)
Brazilian Real settling 8/02/11	1,241	780,922	790,047	(9,125)
Royal Bank of Scotland PLC:
Mexican Peso settling 8/18/11	10,163	848,701	864,631	(15,930)
State Street Bank and Trust Co.:
Euro settling 7/14/11	58	81,941	83,892	(1,951)
Great British Pound settling 8/09/11	46	75,462	73,672	1,790

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at June 30, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America:
CDX-NAIGS16V1-5 Year, 6/20/16*	1.00%	0.92%	$2,930	$(11,906)	$(687)	$(11,219)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate market value of these securities amounted to $13,944,894 or 9.6% of net assets.

(b)	Variable rate coupon, rate shown as of June 30, 2011.

(c)	Floating Rate Security. Stated interest rate was in effect at June 30, 2011.

(d)	Security is in default and is non-income producing.

(e)	Illiquid security.

(f)	Fair valued.

(g)	Non-income producing security.

12

AllianceBernstein Variable Products Series Fund

Currency Abbreviations:

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

MXN—Mexican Peso

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

GO—General Obligation

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TBA—To Be Announced

See notes to financial statements.

13

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $145,317,896)	$151,384,794
Cash	20,000	(a)
Foreign currencies, at value (cost $49,740)	50,367
Interest receivable	1,251,796
Unrealized appreciation of forward currency exchange contracts	117,057
Receivable for investment securities sold	46,507
Receivable for variation margin on futures contracts	625
Receivable for capital stock sold	597
Other assets	339,523

Total assets	153,211,266

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	7,578,658
Unrealized depreciation of forward currency exchange contracts	241,440
Payable for capital stock redeemed	113,645
Advisory fee payable	54,153
Administrative fee payable	19,007
Unrealized depreciation on credit default swap contracts	11,219
Distribution fee payable	7,045
Premium received on credit default swap contracts	687
Transfer Agent fee payable	132
Accrued expenses	98,017

Total liabilities	8,124,003

NET ASSETS	$145,087,263

COMPOSITION OF NET ASSETS
Capital stock, at par	$12,010
Additional paid-in capital	134,932,161
Undistributed net investment income	2,509,871
Accumulated net realized gain on investment and foreign currency transactions	1,412,385
Net unrealized appreciation on investments, foreign currency denominated assets and liabilities and other assets	6,220,836

	$145,087,263

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$110,921,458	9,162,630	$12.11
B	$34,165,805	2,846,982	$12.00

(a)	An amount of $20,000 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2011.

See notes to financial statements.

14

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$3,334,790
Dividends	13,018
Other income	599

3,348,407

EXPENSES
Advisory fee (see Note B)	333,792
Distribution fee—Class B	43,886
Transfer agency—Class A	1,219
Transfer agency—Class B	378
Custodian	69,470
Administrative	36,362
Audit	20,844
Legal	18,068
Printing	5,600
Directors’ fees	1,815
Miscellaneous	8,838

Total expenses	540,272

Net investment income	2,808,135

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,654,402
Swap contracts	(80,770)
Foreign currency transactions	10,747
Net change in unrealized appreciation/depreciation of:
Investments	287,834
Futures contracts	12,433
Swap contracts	(50,733)
Foreign currency denominated assets and liabilities and other assets	(322,619)

Net gain on investment and foreign currency transactions	1,511,294

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,319,429

See notes to financial statements.

15

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,808,135	$6,448,632
Net realized gain on investment and foreign currency transactions	1,584,379	3,177,853
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(73,085)	5,260,540

Net increase in net assets from operations	4,319,429	14,887,025
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(5,325,732)	(6,728,638)
Class B	(1,547,372)	(2,087,520)
Net realized gain on investment transactions
Class A	(406,275)	–0	–
Class B	(125,758)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(10,450,555)	(18,434,992)

Total decrease	(13,536,263)	(12,364,125)
NET ASSETS
Beginning of period	158,623,526	170,987,651

End of period (including undistributed net investment income of $2,509,871 and $6,574,840, respectively)	$145,087,263	$158,623,526

See notes to financial statements.

16

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grades	$–0	–	$42,915,269		$–0	–	$42,915,269
Mortgage Pass-Thru’s	–0	–	31,497,291		–0	–	31,497,291
Governments—Treasuries	–0	–	31,037,251		–0	–	31,037,251
Commercial Mortgage-Backed Securities	–0	–	7,447,989		6,081,406		13,529,395
Agencies	–0	–	7,004,528		–0	–	7,004,528
Corporates—Non-Investment Grades	–0	–	5,785,991		–0	–	5,785,991
Governments—Sovereign Agencies	–0	–	2,303,149		–0	–	2,303,149
Asset-Backed Securities	–0	–	696,214		912,508		1,608,722
Quasi-Sovereigns	–0	–	1,193,851		–0	–	1,193,851
CMOs	–0	–	41,304		1,058,698		1,100,002
Supranationals	–0	–	853,337		–0	–	853,337
Local Governments—Municipal Bonds	–0	–	466,240		–0	–	466,240
Governments—Sovereign Bonds	–0	–	388,315		–0	–	388,315
Preferred Stocks	179,594		107,974		–0	–	287,568
Emerging Markets—Corporate Bonds	–0	–	256,785		–0	–	256,785
Common Stocks	–0	–	–0	–	2,747		2,747
Short-Term Investments	–0	–	11,154,353		–0	–	11,154,353

Total Investments in Securities	179,594		143,149,841		8,055,359		151,384,794
Other Financial Instruments*:
Assets:
Futures Contracts	12,433		–0	–	–0	–	12,433 #
Forward Currency Exchange Contracts	–0	–	117,057		–0	–	117,057
Liabilities:
Forward Currency Exchange Contracts	–0	–	(241,440)		–0	–	(241,440)
Credit Default Swap Contracts	–0	–	(11,219)		–0	–	(11,219)

Total	$192,027		$143,014,239		$8,055,359		$151,261,625

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

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AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		CMOs
Balance as of 12/31/10	$5,004,541		$1,034,307		$1,221,568
Accrued discounts/(premiums)	23,630		79		4
Realized gain (loss)	–0	–	327		(62,543)
Change in unrealized appreciation/depreciation	82,821		(28,417)		438,790
Purchases	–0	–	–0	–	–0	–
Sales	–0	–	(93,788)		(539,121)
Transfers in to Level 3	970,414		–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/11	$6,081,406		$912,508		$1,058,698

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*	$82,821		$(28,417)		$374,240

	Common Stocks		Warrants		Total
Balance as of 12/31/10	$2,870		$8,827		$7,272,113
Accrued discounts/(premiums)	–0	–	–0	–	23,713
Realized gain (loss)	44,153		9,277		(8,786)
Change in unrealized appreciation/depreciation	(123)		(6,687)		486,384
Purchases	–0	–	–0	–	–0	–
Sales	(44,153)		(11,417)		(688,479)
Transfers in to Level 3	–0	–	–0	–	970,414
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/11	$2,747		$–0	–	$8,055,359

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*	$(123)		$–0	–	$428,521

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in

19

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $36,362.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $121, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

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AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$12,382,693	$21,086,408
U.S. government securities	40,665,228	46,857,300

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Gross unrealized appreciation	$7,805,000
Gross unrealized depreciation	(1,738,102)

Net unrealized appreciation	$6,066,898

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2011, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2011, the Portfolio held foreign currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

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AllianceBernstein Variable Products Series Fund

During the six months ended June 30, 2011, the Portfolio held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the six months ended June 30, 2011, the Portfolio held credit default swap contracts for non-hedging purposes.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of June 30, 2011, the Portfolio had credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $11,219 at June 30, 2011.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At June 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$117,057		Unrealized depreciation of forward currency exchange contracts	$241,440
Credit contracts				Unrealized depreciation on credit default swap contracts	11,219
Interest rate contracts	Receivable/Payable for variation margin on futures contracts	12,433	*

Total		$129,490			$252,659

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$38,877		$(341,327)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	81		(11,219)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(80,851)		(39,514)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	–0	–	12,433

Total		$(41,893)		$(379,627)

For the six months ended June 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $23,883,415 and the average monthly notional amount of interest rate swaps was $7,990,000. For one month of the period, the average monthly original value of futures contracts was $8,786,183 and the average monthly notional amount of credit default swaps was $2,930,000.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment

24

AllianceBernstein Variable Products Series Fund

opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2011, the Portfolio earned drop income of $2,473 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended June 30, 2011, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	69,825	599,897	$861,805	$7,276,914
Shares issued in reinvestment of dividends and distributions	473,329	563,537	5,732,006	6,728,638
Shares redeemed	(1,036,591)	(2,333,787)	(12,880,905)	(28,659,381)

Net decrease	(493,437)	(1,170,353)	$(6,287,094)	$(14,653,829)

Class B
Shares sold	89,366	427,400	$1,088,063	$5,172,836
Shares issued in reinvestment of dividends and distributions	139,311	176,311	1,673,131	2,087,520
Shares redeemed	(564,170)	(906,628)	(6,924,655)	(11,041,519)

Net decrease	(335,493)	(302,917)	$(4,163,461)	$(3,781,163)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $920,116. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of June 30, 2011, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $339,523 (36.90% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

26

AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$8,816,158	$6,001,322

Total taxable distributions	8,816,158	6,001,322

Total distributions paid	$8,816,158	$6,001,322

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,898,411
Undistributed long-term capital gains	400,990
Accumulated capital and other losses	(11,435	)(a)
Unrealized appreciation/(depreciation)	5,962,323	(b)

Total accumulated earnings/(deficit)	$13,250,289	(c)

(a)	During the fiscal year, the Portfolio utilized net capital loss carryforwards for federal income tax purposes of $2,235,491. As of December 31, 2010, the Portfolio had deferred straddle losses of $11,435.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

27

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.39	$11.98	$10.50	$11.78	$11.78	$11.82

Income From Investment Operations
Net investment income (a)	.24	.48	.52	.51	.54	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	.60	1.37	(1.22)	.01	(.06)
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.37	1.08	1.89	(.71)	.55	.44

Less: Dividends and Distributions
Dividends from net investment income	(.60)	(.67)	(.41)	(.57)	(.55)	(.48)
Distributions from net realized gain on investment transactions	(.05)	–0	–	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.65)	(.67)	(.41)	(.57)	(.55)	(.48)

Net asset value, end of period	$12.11	$12.39	$11.98	$10.50	$11.78	$11.78

Total Return
Total investment return based on net asset value (c)	2.98%	9.20	%*	18.51	%*	(6.38	)%*	4.85%	3.93%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$110,921	$119,599	$129,647	$129,111	$66,305	$71,655
Ratio to average net assets of:
Expenses	.67	%(d)	.68	%(e)	.69%	.64%	.78%	.77	%(e)
Net investment income	3.84	%(d)	3.90	%(e)	4.69%	4.72%	4.58%	4.25	%(e)
Portfolio turnover rate	37%	94%	102%	106%	90%	327%

See footnote summary on page 29.

28

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.26	$11.86	$10.40	$11.67	$11.67	$11.72

Income From Investment Operations
Net investment income (a)	.22	.44	.49	.48	.50	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	.60	1.36	(1.21)	.02	(.06)
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.35	1.04	1.85	(.73)	.52	.40

Less: Dividends and Distributions
Dividends from net investment income	(.56)	(.64)	(.39)	(.54)	(.52)	(.45)
Distributions from net realized gain on investment transactions	(.05)	–0	–	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.61)	(.64)	(.39)	(.54)	(.52)	(.45)

Net asset value, end of period	$12.00	$12.26	$11.86	$10.40	$11.67	$11.67

Total Return
Total investment return based on net asset value (c)	2.87%	8.93	%*	18.20	%*	(6.59	)%*	4.60%	3.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,166	$39,025	$41,341	$40,929	$20,289	$22,340
Ratio to average net assets of:
Expenses	.92	%(d)	.93	%(e)	.94%	.89%	1.03%	1.02	%(e)
Net investment income	3.60	%(d)	3.64	%(e)	4.44%	4.47%	4.32%	4.01	%(e)
Portfolio turnover rate	37%	94%	102%	106%	90%	327%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.04%, 0.01% and 0.09%, respectively.

See notes to financial statements.

29

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Net Assets 09/30/10 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$169.3	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,950 (0.051 % of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Intermediate Bond Portfolio	Class A 0.69%	December 31
Class B 0.94%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with similar investment styles as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2009 net assets:

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Intermediate Bond Portfolio	$169.3	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum account size: $25 million	0.253%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

31

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fee schedule on Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2010 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 on the balance	0.500%	0.450%

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. ABMF was also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.–Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.–Intermediate Duration Institutional Portfolio was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2010 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Bond Fund, Inc.–Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[5]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is effective management fee of the sub-advisory relationship based on the Portfolio’s September 30, 2010 net assets:

Fund	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Fund Management Effective Fee (%)
Intermediate Bond Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.253

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition to the extent that this is only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arms-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee the Intermediate Bond Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment services, generally required by a registered investment company.

5	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

32

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.6 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the subject Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.9

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median	Rank
Intermediate Bond Portfolio	0.450	0.500	2/17

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.691	0.659	12/17	0.605	29/35

6	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 13.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

9	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

11	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

12	Most recently completed fiscal year Class A share total expense ratio.

33

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees it 0.25%. During the fiscal year ended December 31, 2009, ABI received $100,575 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $308,774 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).13 During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.14

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

13	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

34

AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”)20 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2010.21

Portfolio	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	14.38	13.01	11.75	3/9	5/19
3 year	7.28	6.60	7.25	3/9	9/19
5 year	5.57	5.13	5.61	3/9	11/19
10 year	5.87	5.44	5.94	3/9	10/18

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio were provided by Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be different from Lipper.

20	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU, as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

35

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information for the Portfolio is also shown.24

	Periods Ending July 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	14.38	7.28	5.57	5.87	5.70	4.65	0.68	10
Barclays Capital U.S. Government Bond Index	6.67	7.32	5.77	6.18	6.42	4.60	0.77	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010.

24	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.90	$4.56	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.28	$4.56	0.91%

Class B
Actual	$1,000	$1,017.80	$5.80	1.16%
Hypothetical (5% return before expenses)	$1,000	$1,019.04	$5.81	1.16%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Investimentos Itau SA (Preference Shares)	$5,120,625	2.7%
British American Tobacco PLC	4,834,068	2.5
Partners Group Holding AG	4,077,144	2.1
Nestle SA	3,828,359	2.0
BG Group PLC	3,818,432	2.0
iShares MSCI ACWI ex US Index Fund	3,679,768	1.9
Schlumberger Ltd.	3,646,080	1.9
Tesco PLC	3,510,723	1.8
Standard Chartered PLC	3,369,012	1.7
Samsung Electronics Co., Ltd.	3,124,461	1.6

	$39,008,672	20.2%

SECTOR DIVERSIFICATION**

June 30, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$45,774,670	24.0%
Energy	25,278,846	13.2
Consumer Discretionary	23,278,606	12.2
Industrials	21,529,798	11.3
Consumer Staples	20,262,321	10.6
Information Technology	18,770,820	9.8
Materials	13,758,351	7.2
Health Care	11,665,326	6.1
Funds and Investment Trusts	3,679,768	1.9
Telecommunication Services	2,989,976	1.6
Utilities	1,593,233	0.8
Short-Term Investments	2,373,406	1.3

Total Investments	$190,955,121	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$47,238,212	24.7%
Switzerland	17,821,128	9.3
Japan	14,523,490	7.6
China	14,161,326	7.4
Brazil	13,263,997	7.0
France	11,967,872	6.3
Germany	10,820,818	5.7
United States	7,325,848	3.8
South Africa	6,352,414	3.3
Hong Kong	4,358,318	2.3
Russia	4,294,874	2.3
Sweden	4,119,217	2.2
Indonesia	3,616,576	1.9
Other	28,717,625	15.0
Short-Term Investments	2,373,406	1.2

Total Investments	$190,955,121	100.0%

*	All data are as of June 30, 2011. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.6% or less in the following countries: Australia, Belgium, Denmark, Guernsey (Channel Islands), India, Ireland, Israel, Italy, Luxembourg, Malaysia, Mexico, Netherlands, Nigeria, Singapore, South Korea, Taiwan and Turkey.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.6%

FINANCIALS–22.7%
CAPITAL MARKETS–4.9%
Azimut Holding SpA	61,305	$572,341
Credit Suisse Group AG(a)	50,755	1,978,035
GAM Holding AG(a)	60,159	989,820
Man Group PLC	472,862	1,798,653
Partners Group Holding AG	23,033	4,077,144

		9,415,993

COMMERCIAL BANKS–13.0%
Banco Santander Brasil SA	69,800	818,467
Bank Central Asia Tbk PT	1,795,000	1,605,277
BNP Paribas	27,265	2,102,375
Chongqing Rural Commercial Bank(a)	943,000	558,516
CIMB Group Holdings Bhd	459,000	1,359,504
HDFC Bank Ltd.	12,900	725,150
HSBC Holdings PLC	147,441	1,461,838
Industrial & Commercial Bank of China–Class H	3,459,255	2,638,533
Investimentos Itau SA (Preference Shares)	666,514	5,120,625
NOMOS-BANK (GDR)(a)(b)	17,204	299,866
Societe Generale	23,816	1,410,527
Standard Chartered PLC	128,257	3,369,012
Turkiye Halk Bankasi AS	222,100	1,665,998
United Overseas Bank Ltd.	125,000	2,006,894

		25,142,582

DIVERSIFIED FINANCIAL SERVICES–1.2%
FirstRand Ltd.	236,100	693,935
IG Group Holdings PLC	231,738	1,621,239

		2,315,174

INSURANCE–3.1%
AIA Group Ltd.(a)	879,400	3,066,894
Prudential PLC	253,800	2,930,580

		5,997,474

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.5%
BR Malls Participacoes SA	52,900	605,046
Etalon Group Ltd. (GDR)(a)(b)	53,835	370,923

		975,969

		43,847,192

ENERGY–13.1%
ENERGY EQUIPMENT & SERVICES–3.1%
Saipem SpA	46,275	2,389,655
Schlumberger Ltd.	42,200	3,646,080

		6,035,735

OIL, GAS & CONSUMABLE FUELS–10.0%
Adaro Energy Tbk PT	6,440,000	1,845,764
Afren PLC(a)	811,644	2,056,215

Company	Shares	U.S. $ Value

Alliance Oil Co., Ltd. (GDR)(a)	112,284	$1,951,736
BG Group PLC	168,169	3,818,432
China Shenhua Energy Co., Ltd.–Class H	347,000	1,667,280
Exillon Energy PLC(a)	71,018	495,587
Gulf Keystone Petroleum Ltd.(a)	812,813	1,796,727
Inpex Corp.	258	1,907,440
Karoon Gas Australia Ltd.(a)	42,573	239,994
Oando PLC	2,091,324	773,213
Tullow Oil PLC	68,836	1,370,808
Ultrapar Participacoes SA (Preference Shares)	74,500	1,319,915

		19,243,111

		25,278,846

CONSUMER DISCRETIONARY–12.1%
AUTOMOBILES–2.4%
Nissan Motor Co., Ltd.	225,000	2,364,573
Volkswagen AG (Preference Shares)	10,668	2,206,095

		4,570,668

DIVERSIFIED CONSUMER SERVICES– 0.2%
Estacio Participacoes SA	28,600	366,514

HOTELS, RESTAURANTS & LEISURE–1.7%
Ajisen China Holdings Ltd.	365,500	762,839
Carnival PLC	55,935	2,167,364
Shangri-La Asia Ltd.	162,500	399,778

		3,329,981

INTERNET & CATALOG RETAIL–0.5%
Rakuten, Inc.	993	1,027,779

MEDIA–2.6%
Eutelsat Communications	51,030	2,297,396
Informa PLC	129,733	900,492
Naspers Ltd.	17,840	1,007,499
SES SA (FDR)	26,264	737,801

		4,943,188

MULTILINE RETAIL–0.3%
Golden Eagle Retail Group Ltd.	233,000	595,026

SPECIALTY RETAIL–3.0%
Belle International Holdings Ltd.	606,000	1,280,288
Dunelm Group PLC	41,400	258,471
Fast Retailing Co., Ltd.	6,100	986,543
Yamada Denki Co., Ltd.	19,590	1,596,184
Zhongsheng Group Holdings Ltd.	741,500	1,624,330

		5,745,816

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–1.4%
Cie Financiere Richemont SA	41,195	$2,699,634

		23,278,606

INDUSTRIALS–11.2%
AEROSPACE & DEFENSE–1.0%
Safran SA	46,100	1,967,123

COMMERCIAL SERVICES & SUPPLIES–1.1%
Secom Co., Ltd.	20,000	958,931
Serco Group PLC	121,900	1,081,319

		2,040,250

ELECTRICAL EQUIPMENT–1.0%
Schneider Electric SA	11,900	1,986,963

INDUSTRIAL CONGLOMERATES–2.8%
Bidvest Group Ltd.	61,128	1,361,573
Koninklijke Philips Electronics NV	28,274	726,643
Siemens AG	14,500	1,992,601
Smiths Group PLC	65,733	1,267,936

		5,348,753

MACHINERY–2.3%
Atlas Copco AB–Class A	82,300	2,167,481
China Rongsheng Heavy Industry Group Co., Ltd.	441,500	268,205
Fanuc Corp.	11,600	1,939,787

		4,375,473

MARINE–0.5%
Orient Overseas International Ltd.	137,500	891,646

PROFESSIONAL SERVICES–0.3%
Qualicorp SA(a)	64,900	619,620

TRADING COMPANIES & DISTRIBUTORS–1.6%
Mitsui & Co., Ltd.	108,500	1,875,978
Wolseley PLC	38,700	1,263,226

		3,139,204

TRANSPORTATION INFRASTRUCTURE–0.6%
Cia de Concessoes Rodoviarias	39,000	1,160,766

		21,529,798

CONSUMER STAPLES–10.5%
BEVERAGES–1.7%
Anheuser-Busch InBev NV	39,162	2,272,859
Cia de Bebidas das Americas(a)	148	4,874
Cia de Bebidas das Americas (Preference Shares)	32,500	1,068,930

		3,346,663

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–2.9%
Bizim Toptan Satis Magazalari AS	15,829	$254,094
Olam International Ltd.	479,500	1,065,931
Tesco PLC	543,373	3,510,723
X5 Retail Group NV (GDR)(a)(b)	16,750	654,925

		5,485,673

FOOD PRODUCTS–2.7%
Danone	18,576	1,386,756
Nestle SA	61,521	3,828,359

		5,215,115

HOUSEHOLD PRODUCTS–0.7%
Reckitt Benckiser Group PLC	25,000	1,380,802

TOBACCO–2.5%
British American Tobacco PLC	110,237	4,834,068

		20,262,321

INFORMATION TECHNOLOGY–9.4%
COMMUNICATIONS EQUIPMENT–1.2%
HTC Corp.	56,500	1,910,335
ZTE Corp.–Class H	108,000	391,444

		2,301,779

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Murata Manufacturing Co., Ltd.	17,400	1,163,337

INTERNET SOFTWARE & SERVICES–2.0%
Baidu, Inc./China (Sponsored ADR)(a)	10,000	1,401,300
Mail.ru Group Ltd. (GDR)(a)(b)	9,400	312,818
Tencent Holdings Ltd.	79,200	2,163,603

		3,877,721

IT SERVICES–0.6%
Infosys Ltd. (Sponsored ADR)	18,100	1,180,663

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.8%
ARM Holdings PLC	137,255	1,290,692
ASML Holding NV	28,167	1,038,933
Samsung Electronics Co., Ltd.	4,020	3,124,461

		5,454,086

SOFTWARE–2.2%
SAP AG	37,847	2,294,598
Temenos Group AG(a)	58,809	1,813,812

		4,108,410

		18,085,996

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–7.1%
CONSTRUCTION MATERIALS–1.4%
CRH PLC (London)	63,407	$1,413,464
HeidelbergCement AG	19,390	1,240,101

		2,653,565

METALS & MINING–5.7%
African Rainbow Minerals Ltd.	29,300	817,958
Aquarius Platinum Ltd.	168,200	854,988
Centamin Egypt Ltd.(a)	702,100	1,418,095
Northam Platinum Ltd.	120,100	756,321
Rio Tinto PLC	35,241	2,544,603
Vale SA (Sponsored ADR) (Local Preference Shares)	75,250	2,179,240
Xstrata PLC	115,030	2,533,581

		11,104,786

		13,758,351

HEALTH CARE–6.1%
HEALTH CARE PROVIDERS & SERVICES–0.7%
Fresenius Medical Care AG & Co. KGaA	16,165	1,209,060

PHARMACEUTICALS–5.4%
Aspen Pharmacare Holdings Ltd.(a)	67,046	833,511
Bayer AG	23,387	1,878,363
Mitsubishi Tanabe Pharma Corp.	42,000	702,938
Novartis AG	39,720	2,434,324
Novo Nordisk A/S–Class B	7,950	995,970
Pharmstandard OJSC (GDR)(a)(b)	26,500	604,200
Shire PLC	81,983	2,563,336
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	9,200	443,624

		10,456,266

		11,665,326

TELECOMMUNICATION SERVICES–1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.5%
Iliad SA	6,086	816,732
XL Axiata Tbk PT	230,500	165,535

		982,267

WIRELESS TELECOMMUNICATION SERVICES–1.1%
America Movil SAB de CV Series L (ADR)	20,900	1,126,092
MTN Group Ltd.	41,383	881,617

		2,007,709

		2,989,976

Company	Shares	U.S. $ Value

UTILITIES–0.8%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.8%
China Longyuan Power Group Corp.	836,000	$809,962
NTPC Ltd.	186,880	783,271

		1,593,233

Total Common Stocks (cost $152,055,935)		182,289,645

INVESTMENT COMPANIES–1.9%
FUNDS AND INVESTMENT TRUSTS–1.9%
iShares MSCI ACWI ex US Index Fund (cost $3,615,495)	81,700	3,679,768

WARRANTS–1.4%
FINANCIALS–1.0%
Sberbank of Russia, Merrill Lynch, expiring 11/05/12(a)	539,200	1,927,478

INFORMATION TECHNOLOGY–0.4%
Hon Hai Precision Industry Co., Ltd., JPMorgan Chase Bank NA, expiring 09/14/29(a)(b)	200,200	684,824

Total Warrants (cost $2,334,233)		2,612,302

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.2%
TIME DEPOSIT–1.2%
State Street Time Deposit 0.01%, 7/01/11 (cost $2,373,406)	$2,373	2,373,406

TOTAL INVESTMENTS–99.1% (cost $160,379,069)		190,955,121
Other assets less liabilities–0.9%		1,769,569

NET ASSETS–100.0%		$192,724,690

6

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholselale:
Canadian Dollar settling 8/15/11	4,385	$4,479,275	$4,541,982	$62,707
BNP Paribas SA:
New Zealand Dollar settling 8/15/11	2,371	1,835,960	1,958,965	123,005
New Zealand Dollar settling 8/15/11	8,787	7,184,067	7,259,985	75,918
Credit Suisse London Branch (GFX):
Euro settling 8/15/11	12,477	17,980,729	18,072,810	92,081
Deutsche Bank AG London:
Swedish Krona settling 8/15/11	5,013	798,606	790,667	(7,939)
Swedish Krona settling 8/15/11	57,208	9,096,084	9,023,032	(73,052)
HSBC BankUSA:
Swiss Franc settling 8/15/11	6,115	7,315,906	7,275,026	(40,880)
Royal Bank of Canada:
Norwegian Krone settling 8/15/11	50,632	9,138,031	9,360,795	222,764
Societe Generale:
Euro settling 8/15/11	2,542	3,641,313	3,682,061	40,748
Standard Chartered Bank:
Japanese Yen settling 8/15/11	509,029	6,315,065	6,324,254	9,189
UBS AG:
Australian Dollar settling 8/15/11	3,247	3,363,668	3,464,569	100,901
Australian Dollar settling 8/15/11	3,167	3,302,833	3,379,208	76,375
Swiss Franc settling 8/15/11	2,496	2,821,062	2,969,495	148,433
Westpac Banking Corp:
Australian Dollar settling 8/15/11	3,909	4,147,214	4,170,927	23,713

Sale Contracts
Bank of America N.A:
Great British Pound settling 8/15/11	2,049	3,342,328	3,286,891	55,437
Barclays Bank PLC Wholselale:
Japanese Yen settling 8/15/11	39,018	480,080	484,766	(4,686)
BNP Paribas SA:
Australian Dollar settling 8/15/11	715	746,878	762,909	(16,031)
Great British Pound settling 8/15/11	15,318	25,044,318	24,572,279	472,039
Canadian imperial Bank of Commerce:
Canadian Dollar settling 8/15/11	1,548	1,600,331	1,603,418	(3,087)
Citibank N.A:
Canadian Dollar settling 8/15/11	2,837	2,934,757	2,938,564	(3,807)
Swiss Franc settling 8/15/11	7,736	8,821,836	9,203,532	(381,696)
Credit Suisse London Branch (GFX):
Swiss Franc settling 8/15/11	8,737	9,788,368	10,394,423	(606,055)
Deutsche Bank AG London:
Great British Pound settling 8/15/11	4,459	7,217,694	7,152,878	64,816
Norwegian Krone settling 8/15/11	4,256	792,995	786,845	6,150
Goldman Sachs International:
Euro settling 8/15/11	680	960,847	984,973	(24,126)

7

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
HSBC BankUSA:
Euro settling 8/15/11	5,356	$7,840,220	$7,758,112	$82,108
Japanese Yen settling 8/15/11	327,605	4,086,175	4,070,215	15,960
Swedish Krona settling 8/15/11	4,866	747,528	767,481	(19,953)
Royal Bank of Scotland PLC
Great British Pound settling 8/15/11	1,209	1,986,762	1,939,410	47,352
Royal Bank of Scotland PLC:
Swedish Krona settling 8/15/11	5,876	952,350	926,782	25,568
UBS AG:
Euro settling 8/15/11	530	747,740	767,700	(19,960)
Westpac Banking Corp:
Japanese Yen settling 8/15/11	142,406	1,762,450	1,769,274	(6,824)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate market value of these securities amounted to $2,927,556 or 1.5% of net assets.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

See notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $160,379,069)	$190,955,121
Cash	19,166
Foreign currencies, at value (cost $1,678,583)	1,685,173
Receivable for investment securities sold and foreign currency transactions	7,555,391
Unrealized appreciation of forward currency exchange contracts	1,745,264
Dividends and interest receivable	728,905
Receivable for capital stock sold	12,027

Total assets	202,701,047

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	6,690,586
Payable for capital stock redeemed	1,850,056
Unrealized depreciation of forward currency exchange contracts	1,208,096
Advisory fee payable	118,563
Administrative fee payable	19,457
Distribution fee payable	14,840
Transfer Agent fee payable	134
Accrued expenses and other liabilities	74,625

Total liabilities	9,976,357

NET ASSETS	$192,724,690

COMPOSITION OF NET ASSETS
Capital stock, at par	$10,589
Additional paid-in capital	211,408,229
Undistributed net investment income	847,724
Accumulated net realized loss on investment and foreign currency transactions	(50,667,668)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	31,125,816

$192,724,690

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$120,008,174	6,571,438	$18.26
B	$72,716,516	4,017,263	$18.10

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $242,761)	$3,189,485
Interest	325
Other income	3,740

	3,193,550

EXPENSES
Advisory fee (see Note B)	737,086
Distribution fee—Class B	92,144
Transfer agency—Class A	1,105
Transfer agency—Class B	663
Custodian	65,557
Administrative	35,311
Legal	17,978
Audit	17,456
Printing	9,280
Directors’ fees	1,923
Miscellaneous	7,379

Total expenses	985,882

Net investment income	2,207,668

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	8,675,810
Foreign currency transactions	(1,007,011)
Net change in unrealized appreciation/depreciation of:
Investments	(6,847,566	)(a)
Foreign currency denominated assets and liabilities	520,386

Net gain on investment and foreign currency transactions	1,341,619

Contributions from Adviser (see Note B)	23,222

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,572,509

(a)	Net of decrease in accrued foreign capital gains taxes of $5,875.

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,207,668	$1,851,252
Net realized gain on investment and foreign currency transactions	7,668,799	14,260,219
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(6,327,180)	5,992,202
Contributions from Adviser (see Note B)	23,222	–0	–

Net increase in net assets from operations	3,572,509	22,103,673
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,419,977)	(2,412,560)
Class B	(1,907,699)	(1,333,956)
CAPITAL STOCK TRANSACTIONS
Net decrease	(6,738,125)	(14,078,593)

Total increase (decrease)	(8,493,292)	4,278,564
NET ASSETS
Beginning of period	201,217,982	196,939,418

End of period (including undistributed net investment income of $847,724 and $3,967,732, respectively)	$192,724,690	$201,217,982

See notes to financial statements.

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

12

AllianceBernstein Variable Products Series Fund

market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks
Financials	$6,915,061		$36,932,131		$–0	–	$43,847,192
Energy	5,461,582		19,817,264		–0	–	25,278,846
Consumer Discretionary	624,985		22,653,621		–0	–	23,278,606
Industrials	1,780,386		19,749,412		–0	–	21,529,798
Consumer Staples	1,728,729		18,533,592		–0	–	20,262,321
Information Technology	2,581,963		15,504,033		–0	–	18,085,996
Materials	2,179,240		11,579,111		–0	–	13,758,351
Health Care	1,047,824		10,617,502		–0	–	11,665,326
Telecommunication Services	1,126,092		1,863,884		–0	–	2,989,976
Utilities	–0	–	1,593,233		–0	–	1,593,233
Investment Companies	–0	–	3,679,768		–0	–	3,679,768
Warrants	–0	–	2,612,302		–0	–	2,612,302
Short-Term Investments	–0	–	2,373,406		–0	–	2,373,406

Total Investments in Securities	23,445,862		167,509,259	+	–0	–	190,955,121
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	–0	–	1,745,264		–0	–	1,745,264
Liabilities:
Forward Currency Exchange Contracts	–0	–	(1,208,096)		–0	–	(1,208,096)

Total	$23,445,862		$168,046,427		$–0	–	$191,492,289

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as level 2 investments.

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Warrants		Total
Balance as of 12/31/10	$3,964,949		$3,964,949
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	562,769		562,769
Change in unrealized appreciation/depreciation	(51,617)		(51,617)
Purchases	1,086,388		1,086,388
Sales	(2,950,187)		(2,950,187)
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	(2,612,302)		(2,612,302)

Balance as of 6/30/11	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*	$–0	–	$–0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

14

AllianceBernstein Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the six months ended June 30, 2011, the Adviser reimbursed the Portfolio $23,222 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $35,311.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $146,631, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$56,838,319		$67,136,323
U.S. government securities	–0	–	–0	–

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$35,653,107
Gross unrealized depreciation	(5,077,055)

Net unrealized appreciation	$30,576,052

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2011, the Portfolio held foreign currency exchange contracts for hedging and non-hedging purposes.

At June 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,745,264	Unrealized depreciation of forward currency exchange contracts	$1,208,096

Total		$1,745,264		$1,208,096

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(3,473,100)	$532,685

Total		$(3,473,100)	$532,685

For the six months ended June 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $143,054,791.

16

AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	171,327	489,235	$3,173,871	$8,214,244
Shares issued in reinvestment of dividends	183,771	151,829	3,419,977	2,412,560
Shares redeemed	(643,470)	(1,243,504)	(11,817,353)	(20,302,432)

Net decrease	(288,372)	(602,440)	$(5,223,505)	$(9,675,628)

Class B
Shares sold	307,129	704,801	$5,596,943	$11,693,125
Shares issued in reinvestment of dividends	103,398	84,588	1,907,699	1,333,956
Shares redeemed	(498,516)	(1,080,822)	(9,019,262)	(17,430,046)

Net decrease	(87,989)	(291,433)	$(1,514,620)	$(4,402,965)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$3,746,516	$6,286,620

Total taxable distributions	3,746,516	6,286,620

Total distributions paid	$3,746,516	$6,286,620

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,274,648
Accumulated capital and other losses	(57,140,896	)(a)
Unrealized appreciation/(depreciation)	34,938,414	(b)

Total accumulated earnings/(deficit)	$(16,927,834)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $57,140,896 of which $14,639,821 expires in the year 2016 and $42,501,075 expires in the year 2017. During the fiscal year, the Portfolio utilized $9,259,128 of capital loss carryforwards.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gain/losses on certain derivative instruments, and the tax treatment of passive foreign investments companies (PFICs).

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.42	$16.66	$12.52	$24.89	$30.37	$24.27

Income From Investment Operations
Net investment income (a)	.21	.18	.22	.38	.20	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	1.92	4.59	(12.35)	5.16	6.18
Contributions from Adviser	.00	(b)	–0	–	–0	–	.00	(b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.36	2.10	4.81	(11.97)	5.36	6.48

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.34)	(.67)	–0	–	(.56)	(.23)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.40)	(10.28)	(.15)

Total dividends and distributions	(.52)	(.34)	(.67)	(.40)	(10.84)	(.38)

Net asset value, end of period	$18.26	$18.42	$16.66	$12.52	$24.89	$30.37

Total Return
Total investment return based on net asset value (c)	1.89%	12.89%	39.58%	(48.85	)%*	18.13%	27.04%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$120,008	$126,339	$124,335	$80,458	$165,642	$81,655
Ratio to average net assets of:
Expenses	.91	%(d)	.93	%(e)	.99%	.98%	1.21	%(e)	1.23	%(e)
Net investment income	2.33	%(d)	1.08	%(e)	1.55%	1.93%	.66	%(e)	1.11	%(e)
Portfolio turnover rate	29%	104%	118%	90%	126%	74%

See footnote summary on page 20.

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INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.24	$16.51	$12.41	$24.73	$30.20	$24.16

Income From Investment Operations
Net investment income (a)	.19	.14	.18	.31	.13	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	1.89	4.55	(12.23)	5.11	6.16
Contributions from Adviser	.00	(b)	–0	–	–0	–	.00	(b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.33	2.03	4.73	(11.92)	5.24	6.38

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.30)	(.63)	–0	–	(.43)	(.19)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.40)	(10.28)	(.15)

Total dividends and distributions	(.47)	(.30)	(.63)	(.40)	(10.71)	(.34)

Net asset value, end of period	$18.10	$18.24	$16.51	$12.41	$24.73	$30.20

Total Return
Total investment return based on net asset value (c)	1.78%	12.61%	39.24%	(48.96	)%*	17.78%	26.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,717	$74,879	$72,604	$45,309	$57,633	$35,321
Ratio to average net assets of:
Expenses	1.16	%(d)	1.18	%(e)	1.24%	1.23%	1.45	%(e)	1.48	%(e)
Net investment income	2.10	%(d)	.83	%(e)	1.28%	1.63%	.45	%(e)	.81	%(e)
Portfolio turnover rate	29%	104%	118%	90%	126%	74%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

20

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

21

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex US) Index (Net) (the “MSCI AC World Index”) and the MSCI World (ex US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011, and (in the case of comparisons with the MSCI World Index) the since inception period (September 1994 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1- and 3-year periods, in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the MSCI AC World Index in the 1-, 3- and 5-year periods but outperformed that index in the 10-year period. The Portfolio also lagged the MSCI World Index in the 1-, 3- and 5-year periods but outperformed that index in the 10-year and the since inception periods. The directors also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had lagged the Lipper VA International Growth Average and the indices. The directors also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review, and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors concluded that the Portfolio’s relative performance over time was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

22

AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 4 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

23

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$197.4	International Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $70,886 (0.04% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

24

AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.93% Class B 1.18%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Growth Portfolio	$197.4	International Research Growth AC Schedule 85 bp on first $25m 65 bp on next $25m 55 bp on next $50m 45 bp on the balance Minimum account size $25m	0.551%	0.750%

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

25

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.8

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median (%)	Rank
International Growth Portfolio	0.750	0.920	2/11

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.10 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	0.929	1.037	2/11	0.977	12/32

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The Portfolio’s EG includes the Portfolio, eight other VIP International Growth funds (“IFGE”) and two VIP International Core funds (“IFCE”).

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFGE and IFCE funds, excluding outliers.

12	Most recently completed fiscal year end Class A total expense ratio.

26

AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $175,396 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $377,819 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio did not effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

27

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2011.19

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	19.71	21.01	23.89	8/11	27/30
3 year	–4.38	–2.28	–1.35	8/10	24/28
5 year	2.37	3.32	2.77	7/10	18/27
10 year	8.04	4.71	5.33	1/10	3/20

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

28

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	19.71	–4.38	2.37	8.05	9.02	20.38	0.37	10
MSCI AC World ex US Index (Net)	21.12	–0.56	4.23	6.64	N/A	19.08	0.32	10
MSCI World ex US Index (Net)[23]	21.22	–1.41	3.04	5.43	5.47	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

23	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,021.60	$4.21	0.84%
Hypothetical (5% return before expenses)	$1,000	$1,020.63	$4.21	0.84%

Class B
Actual	$1,000	$1,020.50	$5.46	1.09%
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.46	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Rio Tinto PLC	$40,832,347	3.0%
AstraZeneca PLC	36,546,319	2.6
Vodafone Group PLC	32,360,555	2.3
Societe Generale SA	32,235,771	2.3
Allianz SE	31,431,303	2.3
ING Groep NV	29,787,141	2.2
Royal Dutch Shell PLC (Euronext Amsterdam)—Class A	29,015,598	2.1
Novartis AG	28,416,383	2.1
Japan Tobacco, Inc.	25,545,950	1.9
Toyota Motor Corp.	24,793,989	1.8

	$310,965,356	22.6%

SECTOR DIVERSIFICATION**

June 30, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$340,098,367	25.1%
Consumer Discretionary	194,554,917	14.3
Materials	162,346,827	12.0
Energy	150,348,777	11.1
Industrials	117,812,924	8.7
Health Care	110,147,470	8.1
Telecommunication Services	96,629,246	7.1
Information Technology	72,410,520	5.3
Consumer Staples	61,226,944	4.5
Utilities	44,561,002	3.3
Short-Term Investments	7,426,632	0.5

Total Investments	$1,357,563,626	100.0%

*	Long-term investments.

**	All data are as of June 30, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$343,340,482	25.3%
United Kingdom	282,905,432	20.8
France	139,136,965	10.3
Germany	93,119,004	6.9
Switzerland	59,369,362	4.4
Netherlands	58,888,619	4.3
Italy	54,806,712	4.0
South Korea	41,414,271	3.1
Canada	37,079,100	2.7
Brazil	34,804,413	2.6
Russia	28,055,245	2.1
Australia	27,804,257	2.0
Belgium	21,723,996	1.6
Other	127,689,136	9.4
Short-Term Investments	7,426,632	0.5

Total Investments	$1,357,563,626	100.0%

*	All data are as of June 30, 2011. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Austria, China, Denmark, Hong Kong, India, Ireland, New Zealand, Norway, Poland, Portugal, South Africa, Spain, Taiwan and Turkey.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%

FINANCIALS–24.7%
CAPITAL MARKETS–1.2%
Deutsche Bank AG	203,900	$12,034,280
UBS AG(a)	245,463	4,479,593

		16,513,873

COMMERCIAL BANKS–14.7%
Australia & New Zealand Banking Group Ltd.	284,200	6,736,910
Banco do Brasil SA	514,700	9,234,357
Bank of China Ltd.	9,343,400	4,585,266
Barclays PLC	4,151,200	17,029,679
BNP Paribas	242,529	18,701,156
Danske Bank A/S(a)	273,668	5,065,014
Hana Financial Group, Inc.	153,720	5,394,006
KB Financial Group, Inc.	150,611	7,159,756
KBC Groep NV	283,500	11,124,258
Lloyds Banking Group PLC(a)	20,471,800	16,087,431
Mitsubishi UFJ Financial Group, Inc.	1,334,100	6,501,517
National Australia Bank Ltd.	762,000	21,067,347
Societe Generale	544,284	32,235,771
Sumitomo Mitsui Financial Group, Inc.	469,400	14,473,802
Turkiye Is Bankasi–Class C	1,198,100	3,677,442
Turkiye Vakiflar Bankasi Tao–Class D	3,495,600	7,903,726
UniCredit SpA	7,068,740	14,962,510

		201,939,948

DIVERSIFIED FINANCIAL SERVICES–2.9%
ING Groep NV(a)	2,417,100	29,787,141
ORIX Corp.	104,910	10,204,784

		39,991,925

INSURANCE–5.4%
Aegon NV(a)	2,017,300	13,745,922
Allianz SE	225,400	31,431,303
Aviva PLC	2,279,400	16,044,789
Muenchener Rueckversicherungs AG	89,000	13,586,291

		74,808,305

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.5%
Evergrande Real Estate Group Ltd.	3,863,000	2,544,718
New World Development Ltd.	2,832,000	4,299,598

		6,844,316

		340,098,367

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–14.1%
AUTO COMPONENTS–4.3%
Bridgestone Corp.	719,200	$16,570,745
Faurecia	183,425	7,866,203
GKN PLC	3,679,100	13,716,692
Magna International, Inc.– Class A	194,700	10,527,871
NGK Spark Plug Co., Ltd.	414,000	5,720,433
Sumitomo Rubber Industries Ltd.	345,500	4,180,935

		58,582,879

AUTOMOBILES–5.0%
Mazda Motor Corp.(a)	83,000	218,722
Nissan Motor Co., Ltd.	2,151,200	22,607,417
Renault SA	355,700	21,103,801
Toyota Motor Corp.	602,100	24,793,989

		68,723,929

HOTELS, RESTAURANTS & LEISURE–0.3%
Thomas Cook Group PLC	2,017,000	4,310,368

HOUSEHOLD DURABLES–2.3%
LG Electronics, Inc.	102,050	7,956,936
Sharp Corp.	1,503,000	13,716,419
Sony Corp.	404,500	10,672,835

		32,346,190

LEISURE EQUIPMENT & PRODUCTS–0.2%
Namco Bandai Holdings, Inc.	276,300	3,325,931

MEDIA–1.0%
Vivendi SA	486,444	13,558,624

SPECIALTY RETAIL–0.5%
Esprit Holdings Ltd.	2,188,900	6,839,221

TEXTILES, APPAREL & LUXURY GOODS–0.5%
Yue Yuen Industrial Holdings Ltd.	2,159,000	6,867,775

		194,554,917

MATERIALS–11.8%
CHEMICALS–1.9%
Air Water, Inc.	112,000	1,349,224
Clariant AG(a)	254,000	4,859,374
Koninklijke DSM NV	164,849	10,698,115
Mitsubishi Gas Chemical Co., Inc.	733,000	5,370,352
Ube Industries Ltd/Japan	1,168,000	3,516,427

		25,793,492

CONTAINERS & PACKAGING–0.3%
Smurfit Kappa Group PLC(a)	358,600	4,281,955

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

METALS & MINING–9.6%
Hindalco Industries Ltd.	1,409,300	$5,705,382
JFE Holdings, Inc.	421,300	11,586,440
KGHM Polska Miedz SA(a)	167,900	12,058,957
New Gold, Inc.(a)	231,739	2,390,796
Rio Tinto PLC	565,500	40,832,347
Tata Steel Ltd.	714,400	9,809,528
ThyssenKrupp AG	256,400	13,321,939
Vale SA (Sponsored ADR) (Local Preference Shares)	680,600	19,710,176
Xstrata PLC	765,290	16,855,815

		132,271,380

		162,346,827

ENERGY–10.9%
OIL, GAS & CONSUMABLE FUELS–10.9%
BP PLC	3,184,200	23,445,238
China Petroleum & Chemical Corp.–Class H	5,438,000	5,534,174
ENI SpA	637,800	15,115,181
Gazprom OAO (Sponsored ADR)(a)	1,084,600	15,780,930
JX Holdings, Inc.	1,426,000	9,591,335
Lukoil OAO (London) (Sponsored ADR)	141,900	9,046,125
Nexen, Inc. (Toronto)	782,380	17,635,897
OMV AG	219,100	9,571,693
Penn West Petroleum Ltd.	282,559	6,524,536
Petroleo Brasileiro SA (Sponsored ADR)	191,000	5,859,880
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	817,141	29,015,598
Tatneft (Sponsored ADR)	74,900	3,228,190

		150,348,777

INDUSTRIALS–8.6%
AEROSPACE & DEFENSE–1.3%
BAE Systems PLC	3,380,600	17,293,992

BUILDING PRODUCTS–1.5%
Asahi Glass Co., Ltd.	1,273,000	14,896,994
Cie de St-Gobain	90,000	5,833,621

		20,730,615

CONSTRUCTION & ENGINEERING–1.7%
Bouygues SA	540,000	23,746,050

ELECTRICAL EQUIPMENT–1.8%
Mitsubishi Electric Corp.	615,000	7,143,901
Sumitomo Electric Industries Ltd.	1,218,300	17,769,682

		24,913,583

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–0.5%
Bidvest Group Ltd.	153,300	$3,414,623
Cookson Group PLC	256,400	2,769,831

		6,184,454

ROAD & RAIL–0.6%
East Japan Railway Co.	65,900	3,774,145
Firstgroup PLC	89,896	492,331
Nippon Express Co., Ltd.	875,000	3,545,604

		7,812,080

TRADING COMPANIES & DISTRIBUTORS–1.2%
Mitsubishi Corp.	398,900	9,963,665
Mitsui & Co., Ltd.	414,600	7,168,485

		17,132,150

		117,812,924

HEALTH CARE–8.0%
PHARMACEUTICALS–8.0%
AstraZeneca PLC	731,200	36,546,319
GlaxoSmithKline PLC	253,995	5,444,195
Novartis AG	463,660	28,416,383
Otsuka Holdings Co., Ltd.	76,900	2,034,822
Roche Holding AG	129,100	21,614,012
Sanofi	200,045	16,091,739

		110,147,470

TELECOMMUNICATION SERVICES–7.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.7%
Nippon Telegraph & Telephone Corp.	500,700	24,149,672
Telecom Corp. of New Zealand Ltd.	3,166,224	6,407,091
Telecom Italia SpA (ordinary shares)	11,258,700	15,660,732
Telecom Italia SpA (savings shares)	7,794,800	9,068,289
Telenor ASA	548,900	8,982,907

		64,268,691

WIRELESS TELECOMMUNICATION SERVICES–2.3%
Vodafone Group PLC	12,203,975	32,360,555

		96,629,246

INFORMATION TECHNOLOGY–5.3%
COMPUTERS & PERIPHERALS–1.7%
Fujitsu Ltd.	1,705,000	9,745,600
Pegatron Corp.(a)	1,621,000	1,684,184
Toshiba Corp.	2,136,000	11,261,729

		22,691,513

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.9%
AU Optronics Corp.(a)	10,198,990	$6,993,594
LG Display Co., Ltd.	206,200	5,755,377

		12,748,971

OFFICE ELECTRONICS–0.8%
Konica Minolta Holdings, Inc.	1,368,000	11,426,196

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.5%
Samsung Electronics Co., Ltd.	19,490	15,148,196
Sumco Corp.(a)	274,900	4,654,164

		19,802,360

SOFTWARE–0.4%
Konami Corp.	242,400	5,741,480

		72,410,520

CONSUMER STAPLES–4.4%
BEVERAGES–0.7%
Asahi Breweries Ltd.	484,700	9,763,563

FOOD & STAPLES RETAILING–1.1%
Delhaize Group SA	141,263	10,599,738
Koninklijke Ahold NV	346,400	4,657,441

		15,257,179

TOBACCO–2.6%
Imperial Tobacco Group PLC	320,200	10,660,252
Japan Tobacco, Inc.	6,618	25,545,950

		36,206,202

		61,226,944

Company	Shares	U.S. $ Value

UTILITIES–3.2%
ELECTRIC UTILITIES–2.7%
E.ON AG	800,200	$22,745,191
EDP–Energias de Portugal SA	2,752,400	9,767,822
Tokyo Electric Power Co., Inc. (The)	1,257,600	5,090,949

		37,603,962

GAS UTILITIES–0.5%
Gas Natural SDG SA	80,900	1,694,466
Tokyo Gas Co., Ltd.	1,166,000	5,262,574

		6,957,040

		44,561,002

Total Common Stocks (cost $1,262,686,489)		1,350,136,994

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.5%
TIME DEPOSIT–0.5%
State Street Time Deposit 0.01%, 7/01/11 (cost $7,426,632)	$7,427	7,426,632

TOTAL INVESTMENTS–98.5% (cost $1,270,113,121)		1,357,563,626
Other assets less liabilities–1.5%		19,975,143

NET ASSETS–100.0%		$1,377,538,769

6

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	291	September 2011	$11,651,794	$12,018,376	$366,582

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America N.A:
Swiss Franc settling 7/15/11	18,832	$21,249,323	$22,400,338	$1,151,015
BNP Paribas SA:
Australian Dollar settling 7/15/11	11,638	11,527,847	12,466,534	938,687
Australian Dollar settling 7/15/11	34,044	35,975,163	36,467,664	492,501
Great British Pound settling 7/15/11	18,736	30,460,239	30,066,673	(393,566)
Canadian Imperial Bank of Commerce:
Canadian Dollar settling 7/15/11	7,229	7,393,506	7,493,584	100,078
Citibank N.A:
Norwegian Krone settling 7/15/11	27,425	5,051,668	5,080,162	28,494
Credit Suisse London Branch (GFX):
Euro settling 7/15/11	74,410	107,331,960	107,875,614	543,654
Euro settling 7/15/11	15,761	22,734,297	22,849,450	115,153
Norwegian Krone settling 7/15/11	340,850	62,545,381	63,138,493	593,112
Norwegian Krone settling 7/15/11	34,474	6,325,919	6,385,907	59,988
Deutsche Bank AG London:
Canadian Dollar settling 7/15/11	4,128	4,278,119	4,279,086	967
Swedish Krona settling 7/15/11	291,184	46,474,258	46,009,002	(465,256)
Goldman Sachs International:
Great British Pound settling 7/15/11	9,954	16,123,390	15,973,723	(149,667)
Great British Pound settling 7/15/11	10,445	16,918,707	16,761,657	(157,050)
HSBC BankUSA:
Japanese Yen settling 7/15/11	369,073	4,564,887	4,584,694	19,807
Morgan Stanley And Co Inc:
Australian Dollar settling 7/15/11	17,285	17,236,083	18,515,555	1,279,472
Great British Pound settling 7/15/11	6,572	10,687,386	10,546,444	(140,942)
Great British Pound settling 7/15/11	9,030	14,657,135	14,490,930	(166,205)
Royal Bank of Scotland PLC:
Canadian Dollar settling 7/15/11	5,487	5,732,165	5,687,826	(44,339)
Swiss Franc settling 7/15/11	34,715	38,159,254	41,292,891	3,133,637
Swiss Franc settling 7/15/11	11,879	13,373,337	14,129,865	756,528
Swiss Franc settling 7/15/11	10,896	12,266,678	12,960,603	693,925
Societe Generale:
Japanese Yen settling 7/15/11	1,773,259	22,007,832	22,027,758	19,926
Standard Chartered Bank:
Japanese Yen settling 7/15/11	2,137,759	26,465,831	26,555,645	89,814
State Street Bank and Trust Co:
Great British Pound settling 7/15/11	8,533	13,951,796	13,693,367	(258,429)
UBS AG:
Swedish Krona settling 7/15/11	154,575	24,706,385	24,423,875	(282,510)
Westpac Banking Corp:
Australian Dollar settling 7/15/11	24,749	24,620,305	26,510,933	1,890,628
Australian Dollar settling 7/15/11	34,738	36,590,578	37,211,071	620,493

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Bank of America N.A:
Great British Pound settling 7/15/11	28,690	$46,822,654	$46,040,396	$782,258
Great British Pound settling 7/15/11	10,969	17,901,627	17,602,548	299,079
Barclays Bank PLC Wholesale:
Norwegian Krone settling 7/15/11	28,922	5,211,695	5,357,464	(145,769)
Norwegian Krone settling 7/15/11	144,169	25,979,008	26,705,628	(726,620)
BNP Paribas SA:
Euro settling 7/15/11	41,673	59,045,765	60,415,273	(1,369,508)
Great British Pound settling 7/15/11	4,400	7,046,292	7,060,918	(14,626)
Japanese Yen settling 7/15/11	4,388,629	52,916,489	54,516,377	(1,599,888)
Japanese Yen settling 7/15/11	6,628,566	79,651,740	82,341,297	(2,689,557)
Credit Suisse London Branch (GFX):
Euro settling 7/15/11	5,875	8,320,939	8,517,259	(196,320)
Swiss Franc settling 7/15/11	11,879	13,307,269	14,129,864	(822,595)
Swiss Franc settling 7/15/11	28,346	31,754,176	33,717,076	(1,962,900)
Deutsche Bank AG London:
Euro settling 7/15/11	4,805	6,773,464	6,966,030	(192,566)
Great British Pound settling 7/15/11	4,391	7,089,708	7,046,475	43,233
Swedish Krona settling 7/15/11	30,721	4,851,160	4,854,121	(2,961)
Swedish Krona settling 7/15/11	126,292	19,881,929	19,954,973	(73,044)
Swedish Krona settling 7/15/11	128,922	20,269,799	20,370,531	(100,732)
Goldman Sachs International:
Euro settling 7/15/11	5,081	7,196,017	7,366,160	(170,143)
Euro settling 7/15/11	16,852	23,893,608	24,431,123	(537,515)
Euro settling 7/15/11	26,732	37,901,966	38,754,615	(852,649)
Royal Bank of Scotland PLC:
Euro settling 7/15/11	6,005	8,909,619	8,705,726	203,893
Great British Pound settling 7/15/11	4,375	7,137,637	7,020,799	116,838
Norwegian Krone settling 7/15/11	61,899	11,002,115	11,466,069	(463,954)
Swiss Franc settling 7/15/11	6,369	7,102,948	7,575,816	(472,868)
UBS AG:
Australian Dollar settling 7/15/11	53,672	55,818,934	57,493,022	(1,674,088)
Canadian Dollar settling 7/15/11	45,812	47,785,992	47,488,736	297,256
Norwegian Krone settling 7/15/11	196,681	35,553,133	36,432,865	(879,732)

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $1,270,113,121)	$1,357,563,626
Cash	880,996	(a)
Foreign currencies, at value (cost $11,074,178)	11,154,440
Unrealized appreciation of forward currency exchange contracts	14,270,436
Receivable for investment securities sold	14,174,526
Dividends and interest receivable	5,069,386
Receivable for capital stock sold	613,721
Receivable for variation margin on futures contracts	186,639
Other asset	37,567

Total assets	1,403,951,337

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	17,005,999
Payable for investment securities purchased and foreign currency transactions	5,893,231
Payable for capital stock redeemed	1,698,464
Advisory fee payable	834,657
Distribution fee payable	260,048
Administrative fee payable	20,179
Transfer Agent fee payable	131
Accrued expenses	699,859

Total liabilities	26,412,568

NET ASSETS	$1,377,538,769

COMPOSITION OF NET ASSETS
Capital stock, at par	$92,440
Additional paid-in capital	2,261,676,471
Undistributed net investment income	5,833,628
Accumulated net realized loss on investment and foreign currency transactions	(975,273,973)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	85,210,203

	$1,377,538,769

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$83,025,869	5,518,748	$15.04
B	$1,294,512,900	86,921,493	$14.89

(a)	An amount of $880,996 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2011.

See notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,287,922)	$29,637,759
Interest	5,288

	29,643,047

EXPENSES
Advisory fee (see Note B)	5,323,743
Distribution fee—Class B	1,653,204
Transfer agency—Class A	218
Transfer agency—Class B	2,977
Printing	355,594
Custodian	157,706
Administrative	36,282
Legal	18,502
Audit	17,562
Directors’ fees	1,820
Miscellaneous	25,900

Total expenses	7,593,508

Net investment income	22,049,539

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	51,378,910
Futures contracts	69,658
Foreign currency transactions	7,967,343
Net change in unrealized appreciation/depreciation of:
Investments	(43,670,879	)(a)
Futures contracts	643,064
Foreign currency denominated assets and liabilities	(8,036,386)

Net gain on investment and foreign currency transactions	8,351,710

NET INCREASE IN NET ASSETS FROM OPERATIONS	$30,401,249

(a)	Net of decrease in accrued foreign capital gains taxes of $200,106.

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22,049,539	$26,989,334
Net realized gain (loss) on investment and foreign currency transactions	59,415,911	(7,716,337)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(51,064,201)	(6,382,378)

Net increase in net assets from operations	30,401,249	12,890,619
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,174,704)	(3,614,305)
Class B	(16,279,132)	(36,126,076)
CAPITAL STOCK TRANSACTIONS
Net decrease	(65,704,775)	(429,922,600)

Total decrease	(52,757,362)	(456,772,362)
NET ASSETS
Beginning of period	1,430,296,131	1,887,068,493

End of period (including undistributed net investment income of $5,833,628 and $1,237,925, respectively)	$1,377,538,769	$1,430,296,131

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or

12

AllianceBernstein Variable Products Series Fund

liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks
Financials	$9,234,357		$330,864,010		$–0	–	$340,098,367
Consumer Discretionary	10,527,871		184,027,046		–0	–	194,554,917
Materials	22,100,972		140,245,855		–0	–	162,346,827
Energy	33,248,503		117,100,274		–0	–	150,348,777
Industrials	–0	–	117,812,924		–0	–	117,812,924
Health Care	–0	–	110,147,470		–0	–	110,147,470
Telecommunication Services	–0	–	96,629,246		–0	–	96,629,246
Information Technology	–0	–	72,410,520		–0	–	72,410,520
Consumer Staples	–0	–	61,226,944		–0	–	61,226,944
Utilities	–0	–	44,561,002		–0	–	44,561,002
Short-Term Investments	–0	–	7,426,632		–0	–	7,426,632

Total Investments in Securities	75,111,703		1,282,451,923	+	–0	–	1,357,563,626
Other Financial Instruments*:
Assets:
Futures Contracts	366,582		–0	–	–0	–	366,582	#
Forward Currency Exchange Contracts	–0	–	14,270,436		–0	–	14,270,436
Liabilities:
Forward Currency Exchange Contracts	–0	–	(17,005,999)		–0	–	(17,005,999)

Total	$75,478,285		$1,279,716,360		$–0	–	$1,355,194,645

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion, and .60% in excess of $5 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire on May 1, 2012 and then may be extended by the Adviser for additional one year terms. For the six months ended June 30, 2011, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $36,282.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $869,517, of which $0 and $542, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

14

AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$381,064,979		$438,073,365
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$169,589,636
Gross unrealized depreciation	(82,139,131)

Net unrealized appreciation	$87,450,505

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future,

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2011, the Portfolio held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2011, the Portfolio held foreign currency exchange contracts for hedging and non-hedging purposes.

At June 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$14,270,436		Unrealized depreciation of forward currency exchange contracts	$17,005,999
Equity contracts	Receivable/Payable for variation margin on futures contracts	366,582	*

Total		$14,637,018			$17,005,999

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

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AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$7,347,674	$(7,829,398)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	69,658	643,064

Total		$7,417,332	$(7,186,334)

For the six months ended June 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $1,101,223,931 and the average monthly original value of futures contracts was $13,963,868.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	682,041	2,187,153	$10,469,314	$30,740,419
Shares issued in reinvestment of dividends	75,641	249,468	1,174,704	3,614,305
Shares redeemed	(2,237,625)	(7,637,394)	(33,451,905)	(107,855,111)

Net decrease	(1,479,943)	(5,200,773)	$(21,807,887)	$(73,500,387)

Class B
Shares sold	3,920,747	14,152,871	$59,041,669	$189,853,986
Shares issued in reinvestment of dividends	1,058,461	2,506,614	16,279,132	36,126,076
Shares redeemed	(7,843,760)	(44,356,705)	(119,217,689)	(582,402,275)

Net decrease	(2,864,552)	(27,697,220)	$(43,896,888)	$(356,422,213)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$39,740,381	$18,694,057

Total distributions paid	$39,740,381	$18,694,057

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$17,158,427
Accumulated capital and other losses	(1,008,634,911	)(a)
Unrealized appreciation/(depreciation)	94,298,929	(b)

Total accumulated earnings/(deficit)	$(897,177,555)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,008,634,911 of which $41,335,504 expires in the year 2016, $917,130,062 expires in the year 2017 and $50,169,345 expires in the year 2018.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gain/losses on certain derivative instruments and the tax treatment of passive foreign investment companies (“PFICs”).

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

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AllianceBernstein Variable Products Series Fund

Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.90	$14.70	$11.05	$25.14	$24.96	$19.07

Income From Investment Operations
Net investment income (a)	.25	.27	.29	.54	.43	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	.39	†	3.54	(13.15)	1.07	6.21

Net increase (decrease) in net asset value from operations	.33	.66	3.83	(12.61)	1.50	6.59

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.46)	(.18)	(.23)	(.31)	(.30)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(1.25)	(1.01)	(.40)

Total dividends and distributions	(.19)	(.46)	(.18)	(1.48)	(1.32)	(.70)

Net asset value, end of period	$15.04	$14.90	$14.70	$11.05	$25.14	$24.96

Total Return
Total investment return based on net asset value (b)	2.16%	4.59%	34.68%	(53.18)%	5.84%	35.36%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,026	$104,274	$179,342	$155,183	$219,691	$129,837
Ratio to average net assets of:
Expenses	.84	%(c)	.85	%(d)	.83%	.81%	.81%	.85	%(d)
Net investment income	3.33	%(c)	1.94	%(d)	2.40%	2.98%	1.68%	1.75	%(d)
Portfolio turnover rate	27%	52%	52%	36%	23%	25%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.77	$14.54	$10.93	$24.88	$24.74	$18.93

Income From Investment Operations
Net investment income (a)	.23	.24	.28	.50	.36	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	.38	†	3.47	(13.02)	1.06	6.16

Net increase (decrease) in net asset value from operations	.31	.62	3.75	(12.52)	1.42	6.49

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.39)	(.14)	(.18)	(.27)	(.28)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(1.25)	(1.01)	(.40)

Total dividends and distributions	(.19)	(.39)	(.14)	(1.43)	(1.28)	(.68)

Net asset value, end of period	$14.89	$14.77	$14.54	$10.93	$24.88	$24.74

Total Return
Total investment return based on net asset value (b)	2.05%	4.30%	34.36%	(53.28)%	5.58%	35.05%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,295	$1,326	$1,708	$1,659	$2,818	$1,889
Ratio to average net assets of:
Expenses	1.09	%(c)	1.10	%(d)	1.08%	1.06%	1.06%	1.10	%(d)
Net investment income	3.09	%(c)	1.73	%(d)	2.38%	2.77%	1.41%	1.53	%(d)
Portfolio turnover rate	27%	52%	52%	36%	23%	25%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

21

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

22

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended February 28, 2011 and (in the case of comparisons with the Index) the since inception period (May 2001 inception). The directors noted that the Portfolio was 3rd out of 4 of the Performance Group and in the 3rd quintile of the Performance Universe for the 1-year period, and 3rd out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 3- and 5-year periods. The Portfolio lagged the Index in the 1-, 3- and 5-year periods but outperformed the Index in the since inception period. The directors also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had lagged the Lipper VA International Value Average and the Index. The directors also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors concluded that the Portfolio’s performance was acceptable. The directors determined to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for a similar investment style had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

23

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels and that, prior to the reduction in the Portfolio’s assets as a result of the steep market declines in 2008, net assets had been in excess of the first breakpoint level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

24

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
International	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,414.3	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $71,951 (0.01% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

25

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20% Class B 1.45%	0.85% 1.10%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

26

AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	$1,414.3	International Value Schedule[5] 80 bp on first $25m 60 bp on the next $25m 50 bp on the next $50m 40 bp on the balance Minimum account size $25m	0.414%	0.750%

The Adviser also manages AllianceBernstein International Value Fund, Inc. (“International Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Value Portfolio	International Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2011 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Portfolio	Client #1	0.40% on the first $50 million 0.31% on the next $950 million 0.27% on the next $1 billion 0.25% on the balance	0.301	0.750

	Client #2[7],[8]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.585	0.750

	Client #3[9]	0.60% of average daily net assets	0.600	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	The Portfolio has a similar investment style as International Value Strategy, but the Portfolio has a higher exposure to emerging markets equity than its institutional counterpart.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	Assets are aggregated with other similar accounts managed by the client for purposes of calculating the investment advisory fee.

8	The client is an affiliate of the Adviser.

9	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

27

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
International Value Portfolio (continued)	Client #4[7]	0.50% on first $100 million 0.46% on next $300 million 0.41% on the balance	0.427		0.750

	Client #5	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.373		0.750

	Client #6	0.36% of average daily net assets	0.360		0.750

	Client #7	0.35% on the first $1 billion 0.325 % on the balance	0.343		0.750

	Client #8	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.208	[9]	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolios and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

28

AllianceBernstein Variable Products Series Fund

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.12

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median (%)	Rank
International Value Portfolio	0.750	0.800	5/12

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio	0.847	0.854	4/12	0.990	11/50

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010,

12	The Portfolio’s EG includes the Portfolio, four other VIP International Value funds (“IFVE”), one VIP IFGE and six VIP IFCE.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE, IFGE and IFCE funds, excluding outliers.

16	Most recently completed fiscal year end Class A total expense ratio.

29

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $3,527,324 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $2,697,792 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The

17	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

18	The Deli study was originally published in 2002 based on 1997 data.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30

AllianceBernstein Variable Products Series Fund

independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2011.23

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	19.14	19.27	19.16	3/4	10/18
3 year	–7.71	–5.18	–2.44	3/4	15/16
5 year	–1.37	0.71	1.88	3/4	15/16

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	1 Year (%)	3 Year (%)	5 Year (%)		Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Value Portfolio	19.14	–7.71	–	1.37	7.34	25.39	–0.01	5
MSCI EAFE Index (Net)	20.00	–2.10		2.43	4.99	21.25	0.11	5
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

21	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

22	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

31

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,041.90	$4.25	0.84%
Hypothetical (5% return before expenses)	$1,000	$1,020.63	$4.21	0.84%

Class B
Actual	$1,000	$1,041.00	$5.52	1.09%
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.46	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$28,174,461	6.8%
Google, Inc.—Class A	18,168,914	4.4
JPMorgan Chase & Co.	17,348,325	4.2
Schlumberger Ltd.	15,911,856	3.8
Oracle Corp.	14,475,464	3.5
Monsanto Co.	13,237,244	3.2
Danaher Corp.	12,951,922	3.1
Noble Energy, Inc.	11,969,549	2.9
United Parcel Service, Inc.—Class B	11,486,475	2.8
Qualcomm, Inc.	11,032,593	2.7

	$154,756,803	37.2%

SECTOR DIVERSIFICATION**

June 30, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$127,719,319	30.7%
Consumer Discretionary	70,617,931	17.0
Producer Durables	53,102,213	12.8
Energy	46,205,837	11.1
Financial Services	40,673,298	9.8
Health Care	35,181,057	8.5
Materials & Processing	31,355,731	7.5
Consumer Staples	6,299,239	1.5
Utilities	3,180,639	0.8
Short-Term Investments	1,179,800	0.3

Total Investments	$415,515,064	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%
TECHNOLOGY–30.7%
COMMUNICATIONS TECHNOLOGY–5.3%
Aruba Networks, Inc.(a)	33,500	$989,925
Juniper Networks, Inc.(a)	26,900	847,350
Qualcomm, Inc.	194,270	11,032,593
Riverbed Technology, Inc.(a)	231,700	9,173,003

		22,042,871

COMPUTER SERVICES, SOFTWARE & SYSTEMS–12.7%
Citrix Systems, Inc.(a)	136,700	10,936,000
Google, Inc.–Class A(a)	35,880	18,168,914
Intuit, Inc.(a)	110,900	5,751,274
Oracle Corp.	439,850	14,475,464
Rovi Corp.(a)	58,485	3,354,700

		52,686,352

COMPUTER TECHNOLOGY–10.0%
Apple, Inc.(a)	83,935	28,174,462
EMC Corp.(a)	373,793	10,297,997
NetApp, Inc.(a)	56,927	3,004,607

		41,477,066

SEMICONDUCTORS & COMPONENT–2.6%
Broadcom Corp.–Class A(a)	243,952	8,206,545
Marvell Technology Group Ltd.(a)	179,000	2,642,935

		10,849,480

TELECOMMUNICATIONS EQUIPMENT–0.1%
Alcatel-Lucent/France (Sponsored ADR)(a)	115,000	663,550

		127,719,319

CONSUMER DISCRETIONARY–17.0%
AUTO PARTS–4.3%
BorgWarner, Inc.(a)	99,200	8,014,368
Johnson Controls, Inc.	236,500	9,852,590

		17,866,958

CABLE TELEVISION SERVICES–2.0%
Comcast Corp.–Class A	319,700	8,101,198

DIVERSIFIED MEDIA–1.5%
News Corp.–Class A	359,000	6,354,300

DIVERSIFIED RETAIL–2.1%
Amazon.com, Inc.(a)	43,235	8,841,125

ENTERTAINMENT–1.7%
Walt Disney Co. (The)	179,200	6,995,968

HOUSEHOLD EQUIP & PROD–1.4%
Stanley Black & Decker, Inc.	77,600	5,591,080

Company	Shares	U.S. $ Value

RESTAURANTS–2.0%
Starbucks Corp.	214,105	$8,455,006

SPECIALTY RETAIL–2.0%
Limited Brands, Inc.	196,900	7,570,805
Lowe’s Cos., Inc.	36,100	841,491

		8,412,296

		70,617,931

PRODUCER DURABLES–12.8%
AEROSPACE–1.5%
Goodrich Corp.	66,700	6,369,850

BACK OFFICE SUPPORT HR & CONSULTING–2.1%
Accenture PLC	143,095	8,645,800

DIVERSIFIED MANUFACTURING OPERATIONS–3.1%
Danaher Corp.	244,422	12,951,922

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–2.2%
Flowserve Corp.	61,097	6,713,949
Rockwell Automation, Inc.	27,065	2,348,160

		9,062,109

SCIENTIFIC INSTRUMENTS: ELECTRICAL–1.1%
Cooper Industries PLC	76,857	4,586,057

TRANSPORTATION MISCELLANEOUS–2.8%
United Parcel Service, Inc.–Class B	157,500	11,486,475

		53,102,213

ENERGY–11.1%
OIL WELL EQUIPMENT & SERVICES–4.6%
FMC Technologies, Inc.(a)	68,800	3,081,552
Schlumberger Ltd.	184,165	15,911,856

		18,993,408

OIL: CRUDE PRODUCERS–6.5%
EOG Resources, Inc.	65,215	6,818,228
Noble Energy, Inc.	133,544	11,969,549
Occidental Petroleum Corp.	63,500	6,606,540
Southwestern Energy Co.(a)	42,400	1,818,112

		27,212,429

		46,205,837

FINANCIAL SERVICES–9.8%
DIVERSIFIED FINANCIAL SERVICES–8.1%
Blackstone Group LP	386,100	6,393,816
Goldman Sachs Group, Inc. (The)	74,595	9,927,848
JPMorgan Chase & Co.	423,750	17,348,325

		33,669,989

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FINANCIAL DATA & SYSTEMS–0.2%
Visa, Inc.–Class A	7,100	$598,289

INSURANCE: MULTI-LINE–1.5%
MetLife, Inc.	146,000	6,405,020

		40,673,298

HEALTH CARE–8.4%
BIOTECHNOLOGY–2.0%
Celgene Corp.(a)	138,059	8,327,719

HEALTH CARE FACILITIES–0.7%
HCA Holdings, Inc.(a)	84,974	2,804,142

HEALTH CARE SERVICES–2.5%
Express Scripts, Inc.–Class A(a)	193,400	10,439,732

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES–0.5%
Covidien PLC	41,800	2,225,014

PHARMACEUTICALS–2.7%
Allergan, Inc.	106,925	8,901,506
Gilead Sciences, Inc.(a)	59,960	2,482,944

		11,384,450

		35,181,057

MATERIALS & PROCESSING–7.5%
CHEMICALS: DIVERSIFIED–3.7%
Dow Chemical Co. (The)	289,820	10,433,520
Potash Corp. of Saskatchewan, Inc.	91,800	5,231,682

		15,665,202

Company	Shares	U.S. $ Value

FERTILIZERS–3.2%
Monsanto Co.	182,482	$13,237,244

METAL FABRICATING–0.6%
Precision Castparts Corp.	14,900	2,453,285

		31,355,731

CONSUMER STAPLES–1.5%
FOODS–0.4%
General Mills, Inc.	46,100	1,715,842

PERSONAL CARE–1.1%
Procter & Gamble Co. (The)	72,100	4,583,397

		6,299,239

UTILITIES–0.8%
UTILITIES: TELECOMMUNICATIONS–0.8%
Sprint Nextel Corp.(a)	590,100	3,180,639

Total Common Stocks (cost $390,853,557)		414,335,264

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.3%
TIME DEPOSIT–0.3%
State Street Time Deposit 0.01%, 7/01/11 (cost $1,179,800)	$1,180	1,179,800

TOTAL INVESTMENTS–99.9% (cost $392,033,357)		415,515,064
Other assets less liabilities–0.1%		565,452

NET ASSETS–100.0%		$416,080,516

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
Gilead Sciences, Inc.(b)	90	$40.00	July 2011	$14,355
Blackstone Group LP(b)	510	17.00	July 2011	8,415
FMC Technologies, Inc.(b)	195	42.50	July 2011	51,675
Lowes Cos., Inc.(b)	361	23.00	July 2011	21,841
Potash Corp. of Saskatchewan(b)	145	52.50	July 2011	68,150
BorgWarner, Inc.(b)	70	75.00	July 2011	43,050

Total Call Options Written (premiums received $103,006)				$207,486

(a)	Non-income producing security.

(b)	One contract relates to 100 shares.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $392,033,357)	$415,515,064
Receivable for investment securities sold	2,216,098
Dividends and interest receivable	553,874
Receivable for capital stock sold	257,846

Total assets	418,542,882

LIABILITIES
Options written, at value (premium received $103,006)	207,486
Payable for investment securities purchased	1,615,297
Advisory fee payable	250,534
Payable for capital stock redeemed	186,741
Distribution fee payable	44,504
Administrative fee payable	19,757
Transfer Agent fee payable	130
Accrued expenses	137,917

Total liabilities	2,462,366

NET ASSETS	$416,080,516

COMPOSITION OF NET ASSETS
Capital stock, at par	$14,597
Additional paid-in capital	620,270,890
Undistributed net investment income	10,512
Accumulated net realized loss on investment and foreign currency transactions	(227,592,710)
Net unrealized appreciation on investments	23,377,227

$416,080,516

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$194,021,214	6,717,295	$28.88
B	$222,059,302	7,880,113	$28.18

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,761)	$2,179,836
Interest	110,002

2,289,838

EXPENSES
Advisory fee (see Note B)	1,604,508
Distribution fee—Class B	283,256
Transfer agency—Class A	2,102
Transfer agency—Class B	2,367
Custodian	55,973
Printing	42,945
Administrative	36,319
Legal	18,040
Audit	17,350
Directors’ fees	1,915
Miscellaneous	5,130

Total expenses	2,069,905

Net investment income	219,933

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	22,746,064
Options written	960,908
Net change in unrealized appreciation/depreciation of:
Investments	(6,159,300)
Options written	(104,480)

Net gain on investment and foreign currency transactions	17,443,192

NET INCREASE IN NET ASSETS FROM OPERATIONS	$17,663,125

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$219,933	$659,387
Net realized gain on investment and foreign currency transactions	23,706,972	105,579,900
Net change in unrealized appreciation/depreciation of investments	(6,263,780)	(68,632,277)

Net increase in net assets from operations	17,663,125	37,607,010
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(526,774)	(963,805)
Class B	(79,974)	(588,097)
CAPITAL STOCK TRANSACTIONS
Net decrease	(25,472,723)	(56,958,536)

Total decrease	(8,416,346)	(20,903,428)
NET ASSETS
Beginning of period	424,496,862	445,400,290

End of period (including undistributed net investment income of $10,512 and $397,327, respectively)	$416,080,516	$424,496,862

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

8

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks	$414,335,264		$–0	–	$–0	–	$414,335,264
Short-Term Investments	–0	–	1,179,800		–0	–	1,179,800

Total Investments in Securities	414,335,264		1,179,800		–0	–	415,515,064
Other Financial Instruments*:
Assets	–0	–	–0	–	–0	–	–0	–
Liabilities:
Options Written	–0	–	(207,486)		–0	–	(207,486)

Total	$414,335,265		$972,314		$–0	–	$415,307,579

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $36,319.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $269,093, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

10

AllianceBernstein Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$214,397,165		$235,902,387
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$32,703,949
Gross unrealized depreciation	(9,222,242)

Net unrealized appreciation	$23,481,707

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

During the six months ended June 30, 2011, the Portfolio held written options for hedging purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2011, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/10	–0	–	$–0	–
Options written	9,469		1,154,556
Options closed	(8,098)		(1,051,550)

Options written outstanding as of 6/30/11	1,371		$103,006

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LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At June 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Options written, at value	$207,486

Total				$207,486

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$960,908	$(104,480)

Total		$960,908	$(104,480)

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	99,036	153,817	$2,902,481	$3,800,148
Shares issued in reinvestment of dividends	17,766	37,546	526,774	963,805
Shares redeemed	(632,344)	(1,317,159)	(18,416,129)	(32,855,265)

Net decrease	(515,542)	(1,125,796)	$(14,986,874)	$(28,091,312)

Class B
Shares sold	474,736	631,026	$13,493,811	$15,441,353
Shares issued in reinvestment of dividends	2,764	23,467	79,974	588,097
Shares redeemed	(850,789)	(1,844,345)	(24,059,634)	(44,896,674)

Net decrease	(373,289)	(1,189,852)	$(10,485,849)	$(28,867,224)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

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AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$1,551,902	$288,603

Total taxable distributions	1,551,902	288,603

Total distributions paid	$1,551,902	$288,603

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$563,066
Accumulated capital and other losses	(248,133,434	)(a)
Unrealized appreciation/(depreciation)	26,309,020	(b)

Total accumulated earnings/(deficit)	$(221,261,348)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $248,133,434 of which $167,106,343 expires in the year 2011, $52,077,408 expires in the year 2016, and $28,949,683 expires in the year 2017. During the fiscal year, the Portfolio utilized capital loss carryforwards of $94,974,587, and capital loss carryforwards of $199,013,632 expired at December 31, 2010.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnerships.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009	2008		2007		2006
Net asset value, beginning of period	$27.79		$25.36		$18.47	$30.61		$26.87		$26.99

Income From Investment Operations
Net investment income (loss) (a)	.03		.07		.10	.04		(.01)		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.14		2.48		6.82	(12.18)		3.75		(.09)

Net increase (decrease) in net asset value from operations	1.17		2.55		6.92	(12.14)		3.74		(.12)

Less: Dividends
Dividends from net investment income	(.08)		(.12)		(.03)	–0	–	–0	–	–0	–

Net asset value, end of period	$28.88		$27.79		$25.36	$18.47		$30.61		$26.87

Total Return
Total investment return based on net asset value (b)	4.19	%*	10.10	%*	37.52%*	(39.66	)%*	13.92	%*	(.44)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$194,021		$200,977		$211,940	$181,452		$395,655		$474,069
Ratio to average net assets of:
Expenses	.84	%(c)	.85	%(d)	.88%	.84%		.82%		.84	% (d)
Net investment income (loss)	.23	%(c)	.29	%(d)	.47%	.17%		(.03)%		(.12	)%(d)
Portfolio turnover rate	50%		105%		97%	89%		92%		81%

See footnote summary on page 16.

15

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$27.08	$24.72	$18.03	$29.96	$26.37	$26.55

Income From Investment Operations
Net investment income (loss) (a)	(.00	)(e)	.01	.04	(.02)	(.08)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11	2.42	6.65	(11.91)	3.67	(.09)

Net increase (decrease) in net asset value from operations	1.11	2.43	6.69	(11.93)	3.59	(.18)

Less: Dividends
Dividends from net investment income	(.01)	(.07)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$28.18	$27.08	$24.72	$18.03	$29.96	$26.37

Total Return
Total investment return based on net asset value (b)	4.10	%*	9.83	%*	37.10	%*	(39.82	)%*	13.61	%*	(.68)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$222,060	$223,520	$233,460	$192,976	$393,537	$456,374
Ratio to average net assets of:
Expenses	1.09	%(c)	1.10	%(d)	1.13%	1.09%	1.07%	1.08	% (d)
Net investment income (loss)	(.01	)%(c)	.04	%(d)	.22%	(.08)%	(.27)%	(.37	)%(d)
Portfolio turnover rate	50%	105%	97%	89%	92%	81%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2011 and years ended December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007 by 0.39%, 0.58%, 1.96%, 2.10% and 0.39%, respectively.

See notes to financial statements.

16

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

17

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011 and (in the case of comparisons with the Index) the since inception period (June 1992 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 10-year period. The Portfolio lagged the Index in the 1-, 5- and 10-year periods, almost matched the Index in the 3-year period and outperformed the Index in the since inception period. The directors also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review, the directors concluded that the Portfolio’s relative performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than a registered investment company with an investment style similar to that of the Portfolio that is sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and

18

AllianceBernstein Variable Products Series Fund

redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 2 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of the compensation received by the Adviser pursuant to the Advisory Agreement was similar to the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Growth	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$442.6	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $71,180 (0.02% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

20

AllianceBernstein Variable Products Series Fund

Setforth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.85% Class B 1.10%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$442.6	U.S. Large Cap Growth Schedule 80 bp on first $25m 50 bp on the next $25m 40 bp on the next $50m 30 bp on the next $100m 25 bp on the balance Minimum account size $25m	0.323%	0.750%

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedules of Large Cap Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[6]
Large Cap Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2011 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	Client # 1	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.273	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.8

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

7	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

22

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Portfolio	0.750	0.750	5/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”).10 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio	0.854	0.816	11/14	0.805	58/81

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $538,818 in Rule 12b-1 fees.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

23

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $833,876 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

13	The Deli study was originally published in 2002 based on 1997 data.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”)17 and Lipper Performance Universe (“PU”) for the periods ended February 28, 2011.18

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.37	21.17	23.43	7/14	55/81
3 year	4.10	4.10	4.01	7/13	38/79
5 year	2.05	3.73	3.76	13/13	67/73
10 year	0.74	1.60	1.77	9/10	44/58

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmarks.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	21.37	4.10	2.05	0.74	8.72	17.94	0.01	10
Russell 1000 Growth Index	24.94	4.11	4.62	1.80	7.69	17.34	0.06	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

17	The Portfolio’s PG and PU are identical to the Portfolio’s respective EG and EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

MONEY MARKET PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.00	$1.14	0.23%
Hypothetical (5% return before expenses)	$1,000	$1,023.65	$1.15	0.23%

Class B
Actual	$1,000	$1,000.00	$1.19	0.24%
Hypothetical (5% return before expenses)	$1,000	$1,023.60	$1.20	0.24%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–99.5%
CERTIFICATES OF DEPOSIT–38.7%
Bank of Montreal Chicago 7/26/11(a)	0.23%	$1,300	$1,300,000
Bank of Nova Scotia
10/18/11(a)	0.19%	300	299,955
9/06/11	0.31%	1,000	1,000,000
Barclays Bank PLC NY 7/05/11(a)	0.49%	1,400	1,400,000
Canadian Imp Bank of Comm NY 12/19/11	0.21%	1,300	1,300,000
Credit Suisse NY 10/25/11(a)	0.24%	1,300	1,300,000
Dnb Nor Bank ASA NY 10/14/11(a)	0.22%	1,200	1,200,000
Mizuho Corporate Bank NY 7/08/11	0.19%	300	300,001
National Australia Bank NY
10/19/11(a)	0.29%	600	600,021
12/30/11(a)	0.50%	700	700,811
Nordea Bank Finland NY 8/03/11	0.19%	1,300	1,300,000
Norinchukin Bank NY 7/01/11	0.16%	1,300	1,300,000
Rabobank Nederland NV NY 7/21/11	0.36%	1,300	1,300,000
Royal Bank of Canada NY
3/29/12(a)	0.24%	650	650,000
2/14/12(a)	0.24%	500	499,969
1/27/12(a)	0.29%	150	150,035
Toronto-Dominion Bank NY
10/28/11(a)	0.26%	500	500,000
1/12/12(a)	0.27%	800	800,000
Westpac Banking Corp. NY 1/13/12(a)	0.28%	1,300	1,300,000

			17,200,792

MUNICIPAL OBLIGATIONS–24.2%
California Infra & Eco Dev Bk 10/01/47(b)	0.02%	1,200	1,200,000
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 7/01/36(b)	0.02%	1,000	1,000,000
Dallas Fort Worth TX Intl Arpt (United Parcel Service) 5/01/32(b)	0.04%	1,300	1,300,000
Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008B 5/15/48(b)	0.02%	1,200	1,200,000

	Yield*	Principal Amount (000)	U.S. $ Value

Loudoun Cnty VA IDA (Howard Hughes Med Inst) 2/15/38(b)	0.05%	$1,300	$1,300,000
Massachusetts Dev Fin Agy (Smith College) 7/01/24(b)	0.06%	1,171	1,171,000
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1999R 11/01/49(b)	0.02%	1,300	1,300,000
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009E 12/01/30(b)	0.03%	1,000	1,000,000
Valdez AK Marine Terminal (Exxon Mobil Corp.) Series 1993B 12/01/33(b)	0.02%	1,300	1,300,000

			10,771,000

COMMERCIAL PAPER–16.1%
Australia & New Zealand Banking Group Ltd.
1/30/12(a)(c)	0.47%	1,000	1,001,084
10/21/11(a)(c)	0.57%	250	250,230
Banque Et Caisse Epargne 8/17/11	0.20%	1,300	1,299,661
State Street Corp. 12/09/11	0.23%	1,200	1,198,766
Svenska Handelsbank, Inc. 11/09/11	0.28%	1,200	1,198,777
Swedbank 7/07/11	0.28%	1,000	999,953
Toyota Motor Credit Corp. 9/21/11	0.21%	500	499,761
UBS Finance Delaware LLC 7/13/11	0.14%	700	699,967

			7,148,199

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–10.1%
Federal Farm Credit Bank
11/17/11(a)	0.13%	500	499,945
12/20/11(a)	0.15%	500	499,953
7/20/12(a)	0.15%	500	499,840
4/23/12(a)	0.20%	500	500,051
4/12/12(a)	0.22%	500	500,139
Federal Home Loan Bank 2/17/12(a)	0.14%	500	499,836
Federal Home Loan Mortgage Corp.
2/02/12(a)	0.11%	500	499,762
12/21/11(a)	0.14%	500	499,904
Federal National Mortgage Association 9/19/11(a)	0.15%	500	499,956

			4,499,386

2

AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

CORPORATES–INVESTMENT GRADES–8.6%
BNP Paribas / BNP Paribas US Medium-Term Note Program LLC 7/21/11(a)	0.77%	$1,000	$1,000,326
Commonwealth Bank of Australia 11/04/11(a)(c)	0.57%	1,300	1,301,302
JPMorgan Chase & Co. 12/21/11(a)	0.37%	500	500,336
PepsiCo, Inc. 7/15/11(a)	0.31%	300	300,012
Wells Fargo & Co. 8/26/11	5.30%	700	705,397

			3,807,373

	Yield*	Principal Amount (000)	U.S. $ Value

BANKERS ACCEPTANCE–1.8%
Bank of America NA
8/03/11	0.17%	467	466,927
8/08/11	0.17%	316	315,944

			782,871

TOTAL INVESTMENTS–99.5% (cost $44,209,621)			44,209,621
Other assets less liabilities–0.5%			206,161

NET ASSETS–100.0%			$44,415,782

3

(a)	Floating Rate Security. Stated interest rate was in effect at June 30, 2011.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate market value of these securities amounted to $2,552,616 or 5.7% of net assets.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

IDA—Industrial Development Authority/Agency

See notes to financial statements.

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $44,209,621)	$44,209,621
Cash	156,200
Receivable for investment securities sold	77,000
Interest receivable	22,807
Receivable due from Adviser and Distributor	3,057
Receivable for capital stock sold	1,496

Total assets	44,470,181

LIABILITIES
Legal fee payable	19,084
Audit fee payable	18,113
Custody fee payable	5,917
Printing fee payable	5,364
Payable for capital stock redeemed	3,795
Dividends payable	333
Transfer Agent fee payable	133
Accrued expenses	1,660

Total liabilities	54,399

NET ASSETS	$44,415,782

COMPOSITION OF NET ASSETS
Capital stock, at par	$44,431
Additional paid-in capital	44,370,432
Undistributed net investment income	475
Accumulated net realized gain on investment transactions	444

$44,415,782

Net Asset Value Per Share—2 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$18,292,603	18,298,693	$1.00
B	$26,123,179	26,132,289	$1.00

See notes to financial statements.

4

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$55,499

EXPENSES
Advisory fee (see Note B)	102,045
Distribution fee—Class B	33,144
Transfer agency—Class A	628
Transfer agency—Class B	885
Administrative	35,000
Custodian	31,360
Audit	18,096
Legal	15,070
Printing	3,077
Directors’ fees	1,798
Miscellaneous	2,602

Total expenses	243,705
Less: expenses waived and reimbursed by the Adviser (see Note B)	(157,329)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(33,144)

Net expenses	53,232

Net investment income	2,267

REALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	444

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,711

See notes to financial statements.

5

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$2,267	$5,489
Net realized gain on investment transactions	444	9

Net increase in net assets from operations	2,711	5,498
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(942)	(2,188)
Class B	(1,325)	(3,301)
CAPITAL STOCK TRANSACTIONS
Net decrease	(3,066,116)	(16,941,316)

Total decrease	(3,065,672)	(16,941,307)
NET ASSETS
Beginning of period	47,481,454	64,422,761

End of period (including undistributed net investment income of $475 and $475, respectively)	$44,415,782	$47,481,454

See notes to financial statements.

6

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

7

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Certificates of Deposit	$–0	–	$17,200,792		$–0	–	$17,200,792
Municipal Obligations	–0	–	10,771,000		–0	–	10,771,000
Commercial Paper	–0	–	7,148,199		–0	–	7,148,199
U.S. Government & Government Sponsored Agency Obligations	–0	–	4,499,386		–0	–	4,499,386
Corporates—Investment Grades	–0	–	3,807,373		–0	–	3,807,373
Bankers Acceptance	–0	–	782,871		–0	–	782,871

Total Investments in Securities	–0	–	44,209,621		–0	–	44,209,621
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$–0	–	$44,209,621		$–0	–	$44,209,621

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. It is the Portfolio’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with the federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. For the six months ended June 30, 2011, the Adviser voluntarily

8

AllianceBernstein Variable Products Series Fund

agreed to waive the entire amount of such fees of $102,045. To prevent the Portfolio’s total expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed the Portfolio an additional amount of $20,284.

Pursuant to the investment advisory agreement, the Adviser provides certain legal and accounting services for the Portfolio. For the six months ended June 30, 2011, the Adviser voluntarily agreed to waive the entire amount of such fees of $35,000.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

For the six months ended June 30, 2011, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $33,144 for Class B shares, limiting the effective annual rate to .00%.

NOTE D: Investment Transactions, Income Taxes and Distributions to Shareholders

At June 30, 2011, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$5,489	$79,215

Total distributions paid	$5,489	$79,215

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$475

Total accumulated earnings/(deficit)	$475

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

9

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	3,488,436	4,212,329	$3,488,436	$4,212,329
Shares issued in reinvestment of dividends	952	2,240	952	2,240
Shares redeemed	(4,465,976)	(10,263,330)	(4,465,976)	(10,263,330)

Net decrease	(976,588)	(6,048,761)	$(976,588)	$(6,048,761)

Class B
Shares sold	7,172,542	7,580,223	$7,172,542	$7,580,223
Shares issued in reinvestment of dividends	1,359	3,398	1,359	3,398
Shares redeemed	(9,263,429)	(18,476,176)	(9,263,429)	(18,476,176)

Net decrease	(2,089,528)	(10,892,555)	$(2,089,528)	$(10,892,555)

NOTE F: Risks Involved in Investing in the Portfolio

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of the Portfolio’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

10

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008	2007	2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.00	(a)(b)	.00	(a)(b)	.02	.04	.04

Less: Dividends
Dividends from net investment income	.00	(a)	.00	(a)	.00	(a)	(.02)	(.04)	(.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Return
Total investment return based on net asset value (c)	0.00%		.01%		.17%		1.90%	4.35%	4.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,293		$19,269		$25,318		$28,520	$23,610	$27,087
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.23	%(d)	.26	%(e)	.66%		.96%	.99%	.93	%(e)
Expenses, before waivers/reimbursements	.93	%(d)	.88	%(e)	.90%		.96%	.99%	.93	%(e)
Net investment income	.01	%(b)(d)	.01	%(b)(e)	.18	%(b)	1.85%	4.28%	4.13	%(e)

See footnote summary on page 12.

11

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008	2007	2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.00	(a)(b)	.00	(a)(b)	.02	.04	.04

Less: Dividends
Dividends from net investment income	.00	(a)	.00	(a)	.00	(a)	(.02)	(.04)	(.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Return
Total investment return based on net asset value (c)	0.00%		.01%		.09%		1.64%	4.08%	3.96%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,123		$28,212		$39,105		$36,423	$23,846	$24,537
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.24	%(d)	.26	%(e)	.71%		1.20%	1.24%	1.19	%(e)
Expenses, before waivers/reimbursements	1.18	%(d)	1.13	%(e)	1.15%		1.20%	1.24%	1.19	%(e)
Net investment income	.01	%(b)(d)	.01	%(b)(e)	.08	%(b)	1.57%	4.00%	3.89	%(e)

(a)	Amount is less than $.01 per share.

(b)	Net of expenses reimbursed by the Adviser and/or the Distributor.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

12

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Money Market Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 11.

13

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/10 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$50.9	Money Market Portfolio[5]

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $82,467 (0.125% of the Portfolio’s average daily net assets) for such services.6

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio			Fiscal Year
		Net	Gross
Money Market Portfolio	Class A Class B	0.66% 0.71%	0.90% 1.15%	December 31

In response to low interest rates in the marketplace that have depressed money market yield, the Adviser or its affiliates, is waiving advisory fees and reimbursing additional expenses on its proprietary money market products, including Money Market Portfolio, in order for those products to achieve a target yield of 0.01%. With respect to Money Market Portfolio, the Adviser has been waiving a portion of the advisory fees it receives while its affiliates have been reimbursing the Portfolio a portion of the 12b-1 fees and administrative fees that they receive.

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

5	The Adviser also advises AllianceBernstein Exchange Reserves, an open-end retail money market mutual fund that has a similar investment style as the Portfolio. AllianceBernstein Exchanges Reserves’ investment advisory fee schedule, which is shown on page 5, was not affected by the Adviser’s settlement with the NYAG since the fund had lower breakpoints than the NYAG related fee schedule of Low Risk Income.

6	For the fiscal year ended December 31, 2009, the Adviser voluntarily waived $17,615 of the $82,467 in reimbursements that the Adviser was entitled to receive, which reduced the reimbursement as a percentage of average daily net assets to approximately 0.098%.

14

AllianceBernstein Variable Products Series Fund

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have a similar investment style as the Portfolio.7 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Exchange Reserves, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein Exchange Reserves been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2010 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance	0.250%	0.450%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Money Market Portfolio	Short Maturity Dollar
	Class A	1.05% on 1st $100 million 1.00% on next $100 million 0.95% on the balance
	Class I (Institutional)	0.50% on 1st $100 million 0.45% on next $100 million 0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Portfolio.11

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

9	It should be noted that the Jones Court discussion of fund fee comparisons, “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 13.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

15

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median	Rank
Money Market Portfolio	0.450	0.450	8/15

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Money Market Portfolio	0.660	0.438	14/15	0.429	42/43

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

15	Most recently completed fiscal year end Class A total expense ratio.

16

AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, ABI received $99,406 in Rule 12b-1 fees from the Portfolio.16

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $73,745 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).17 During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.18

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

16	For the fiscal year ended December 31, 2009, ABI voluntarily waived $69,704 of the $99,406 in 12b-1 fees that ABI was entitled to receive for Class B shares, limiting the effective annual fee to 0.07%.

17	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

18	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”)24 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2010.25

Money Market Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
(Net)
1 year	0.01	0.01	0.01	6/15	27/55
3 year	1.27	1.47	1.50	13/15	48/55
5 year	2.36	2.64	2.69	14/15	51/54
10 year	2.13	2.34	2.42	14/15	48/50
(Gross)
1 year	0.67	0.44	0.43	2/15	2/55
3 year	2.08	2.07	1.97	7/15	19/55
5 year	3.24	3.24	3.18	8/15	19/54
10 year	2.93	2.93	2.93	7/15	22/50

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)26 versus its benchmark.27

	Periods Ending July 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Money Market Portfolio	0.01	1.27	2.36	2.13	3.10
Lipper VA Money Market Fund Average	0.02	1.45	2.62	2.37	3.43
Barclays Capital U.S. Treasury Bill Index	0.25	1.62	2.82	1.60	3.06

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

23	The net performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the net and gross performance returns of the Portfolio were provided by Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own net performance returns of the Portfolio to be different from Lipper.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010.

18

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,102.60	$4.33	0.83%
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.16	0.83%

Class B
Actual	$1,000	$1,101.60	$5.63	1.08%
Hypothetical (5% return before expenses)	$1,000	$1,019.44	$5.41	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$8,265,231	10.2%
Boston Properties, Inc.	4,105,101	5.0
Public Storage	4,058,756	5.0
ProLogis, Inc.	3,487,411	4.3
Vornado Realty Trust	3,261,300	4.0
Ventas, Inc.	2,957,031	3.6
Health Care REIT, Inc.	2,595,285	3.2
Equity Residential	2,442,000	3.0
Rayonier, Inc.	2,276,794	2.8
SL Green Realty Corp.	2,212,629	2.7

	$35,661,538	43.8%

INDUSTRY DIVERSIFICATION**

June 30, 2011 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$15,296,548	18.8%
Multi-Family	11,451,871	14.1
Regional Mall	11,157,205	13.7
Office	10,477,383	12.9
Self Storage	7,502,875	9.2
Lodging	7,438,563	9.1
Health Care	6,503,696	8.0
Industrial Warehouse Distribution	4,075,941	5.0
Shopping Center/Other Retail	3,039,392	3.7
Student Housing	2,093,044	2.6
Manufactured Homes	824,208	1.0
Triple Net	606,119	0.7
Short-Term Investments	994,437	1.2

Total Investments	$81,461,282	100.0%

*	Long-term investments.

**	The Portfolio’s industry breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

2

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

EQUITY:OTHER–27.5%
DIVERSIFIED/SPECIALTY–18.8%
American Assets Trust, Inc.	54,400	$1,221,280
BioMed Realty Trust, Inc.	73,500	1,414,140
Coresite Realty Corp.	30,082	493,345
Digital Realty Trust, Inc.	26,800	1,655,704
Forest City Enterprises, Inc.(a)	55,390	1,034,131
Lexington Realty Trust	43,800	399,894
Potlatch Corp.	18,600	656,022
Rayonier, Inc.	34,840	2,276,794
RLJ Lodging Trust	44,082	765,704
Vornado Realty Trust	35,000	3,261,300
Weyerhaeuser Co.	96,900	2,118,234

		15,296,548

HEALTH CARE–8.0%
Health Care REIT, Inc.	49,500	2,595,285
National Health Investors, Inc.	21,413	951,380
Ventas, Inc.	56,100	2,957,031

		6,503,696

TRIPLE NET–0.7%
Entertainment Properties Trust	12,979	606,119

		22,406,363

RESIDENTIAL–26.9%
MANUFACTURED HOMES–1.0%
Equity Lifestyle Properties, Inc.	13,200	824,208

MULTI-FAMILY–14.1%
Associated Estates Realty Corp.	36,900	599,625
BRE Properties, Inc.	24,950	1,244,506
Camden Property Trust	27,425	1,744,778
Colonial Properties Trust	80,200	1,636,080
Equity Residential	40,700	2,442,000
Essex Property Trust, Inc.	13,000	1,758,770
Home Properties, Inc.	16,424	999,893
Mid-America Apartment Communities, Inc.	15,210	1,026,219

		11,451,871

SELF STORAGE–9.2%
Extra Space Storage, Inc.	97,500	2,079,675
Public Storage	35,600	4,058,756
U-Store-It Trust	129,700	1,364,444

		7,502,875

STUDENT HOUSING–2.6%
American Campus Communities, Inc.	23,700	841,824
Education Realty Trust, Inc.	146,000	1,251,220

		2,093,044

		21,871,998

Company	Shares	U.S. $ Value

RETAIL–17.4%
REGIONAL MALL–13.7%
General Growth Properties, Inc.	11,864	$198,010
Glimcher Realty Trust	192,700	1,830,650
Simon Property Group, Inc.	71,111	8,265,231
Taubman Centers, Inc.	14,583	863,314

		11,157,205

SHOPPING CENTER/OTHER RETAIL–3.7%
Excel Trust, Inc.	106,400	1,173,592
Tanger Factory Outlet Centers	22,400	599,648
Weingarten Realty Investors	50,324	1,266,152

		3,039,392

		14,196,597

OFFICE–12.9%
OFFICE–12.9%
Boston Properties, Inc.	38,669	4,105,101
Douglas Emmett, Inc.	101,900	2,026,791
Duke Realty Corp.	102,900	1,441,629
Kilroy Realty Corp.	17,504	691,233
SL Green Realty Corp.	26,700	2,212,629

		10,477,383

LODGING–9.1%
LODGING–9.1%
Ashford Hospitality Trust, Inc.	134,600	1,675,770
Host Hotels & Resorts, Inc.	78,498	1,330,541
Hyatt Hotels Corp.(a)	27,900	1,138,878
Intercontinental Hotels Group PLC	42,100	861,821
LaSalle Hotel Properties	48,200	1,269,588
Sunstone Hotel Investors, Inc.(a)	55,651	515,885
Wyndham Worldwide Corp.	19,200	646,080

		7,438,563

INDUSTRIALS–5.0%
INDUSTRIAL WAREHOUSE DISTRIBUTION–5.0%
First Industrial Realty Trust, Inc.(a)	51,400	588,530
ProLogis, Inc.	97,305	3,487,411

		4,075,941

Total Common Stocks (cost $68,181,574)		80,466,845

3

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS– 1.2%
TIME DEPOSIT–1.2%
State Street Time Deposit 0.01%, 7/01/11 (cost $994,437)	$994	$994,437

TOTAL INVESTMENTS–100.0% (cost $69,176,011)		81,461,282
Other assets less liabilities–0.0%		(23,067)

NET ASSETS–100.0%		$81,438,215

(a)	Non-income producing security.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

4

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $69,176,011)	$81,461,282
Foreign currencies, at value (cost $41,218)	40,286
Receivable for investment securities sold	1,909,242
Dividends and interest receivable	196,015
Receivable for capital stock sold	12,677

Total assets	83,619,502

LIABILITIES
Payable for investment securities purchased	2,040,352
Payable for capital stock redeemed	42,203
Advisory fee payable	36,435
Administrative fee payable	19,756
Distribution fee payable	3,087
Transfer Agent fee payable	134
Accrued expenses	39,320

Total liabilities	2,181,287

NET ASSETS	$81,438,215

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,949
Additional paid-in capital	61,363,338
Undistributed net investment income	1,295,394
Accumulated net realized gain on investment and foreign currency transactions	6,488,009
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	12,284,525

$81,438,215

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$66,424,243	5,671,981	$11.71
B	$15,013,972	1,277,205	$11.76

See notes to financial statements.

5

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends	$1,255,885
Interest	68

1,255,953

EXPENSES
Advisory fee (see Note B)	217,292
Distribution fee—Class B	18,185
Transfer agency—Class A	1,002
Transfer agency—Class B	226
Administrative	35,067
Custodian	34,939
Audit	17,463
Legal	15,550
Printing	4,761
Directors’ fees	1,932
Miscellaneous	942

Total expenses	347,359

Net investment income	908,594

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	7,381,581
Foreign currency transactions	(1,695)
Net change in unrealized appreciation/depreciation of:
Investments	(527,300)
Foreign currency denominated assets and liabilities	(828)

Net gain on investment and foreign currency transactions	6,851,758

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,760,352

See notes to financial statements.

6

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$908,594	$1,441,621
Net realized gain on investment and foreign currency transactions	7,379,886	15,630,087
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(528,128)	446,692

Net increase in net assets from operations	7,760,352	17,518,400
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(926,394)	(763,869)
Class B	(175,422)	(167,325)
Net realized gain on investment transactions
Class A	(6,988,236)	–0	–
Class B	(1,581,076)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase	2,376,550	13,551,553

Total increase	465,774	30,138,759
NET ASSETS
Beginning of period	80,972,441	50,833,682

End of period (including undistributed net investment income of $1,295,394 and $1,488,616, respectively)	$81,438,215	$80,972,441

See notes to financial statements.

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks
Equity: Other	$22,406,363		$–0	–	$–0	–	$22,406,363
Residential	21,871,998		–0	–	–0	–	21,871,998
Retail	14,196,597		–0	–	–0	–	14,196,597
Office	10,477,383		–0	–	–0	–	10,477,383
Lodging	6,576,742		861,821		–0	–	7,438,563
Industrials	4,075,941		–0	–	–0	–	4,075,941
Short-Term Investments	–0	–	994,437		–0	–	994,437

Total Investments in Securities	79,605,024		1,856,258		–0	–	81,461,282
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$79,605,024		$1,856,258		$–0	–	$81,461,282

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in

9

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $35,067.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $91,831, of which $0 and $27, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

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AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$50,949,993		$51,685,738
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$12,659,780
Gross unrealized depreciation	(374,509)

Net unrealized appreciation	$12,285,271

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	268,764	3,637,050	$3,308,338	$37,579,037
Shares issued in reinvestment of dividends and distributions	663,422	67,960	7,914,630	763,869
Shares redeemed	(792,930)	(2,145,189)	(9,736,996)	(23,776,629)

Net increase	139,256	1,559,821	$1,485,972	$14,566,277

Class B
Shares sold	135,423	148,955	$1,665,532	$1,593,828
Shares issued in reinvestment of dividends and distributions	146,619	14,834	1,756,498	167,325
Shares redeemed	(206,873)	(255,766)	(2,531,452)	(2,775,877)

Net increase (decrease)	75,169	(91,977)	$890,578	$(1,014,724)

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$931,194		$1,138,748
Long-term capital gains	–0	–	828,577

Total taxable distributions	931,194		1,967,325

Total distributions paid	$931,194		$1,967,325

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AllianceBernstein Variable Products Series Fund

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,072,788
Accumulated capital and other gains	7,777,113	(a)
Unrealized appreciation/(depreciation)	12,128,803	(b)

Total accumulated earnings/(deficit)	$21,978,704

(a)	During the fiscal year, the portfolio utilized capital loss carryforwards of $6,949,830.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009	2008	2007	2006
Net asset value, beginning of period	$12.02		$9.64		$7.86	$16.23	$22.83	$19.98

Income From Investment Operations
Net investment income (a)	.14		.23		.19	.26	.22	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.12		2.30		1.98	(4.38)	(2.91)	6.02

Net increase (decrease) in net asset value from operations	1.26		2.53		2.17	(4.12)	(2.69)	6.31

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.15)		(.23)	(.26)	(.30)	(.47)
Distributions from net realized gain on investment transactions	(1.39)		–0	–	(.16)	(3.99)	(3.61)	(2.99)

Total dividends and distributions	(1.57)		(.15)		(.39)	(4.25)	(3.91)	(3.46)

Net asset value, end of period	$11.71		$12.02		$9.64	$7.86	$16.23	$22.83

Total Return
Total investment return based on net asset value (b)	10.26	%*	26.34%		29.46%	(35.68)%	(14.53)%	35.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,424		$66,493		$38,317	$24,082	$50,015	$80,317
Ratio to average net assets of:
Expenses	.83	%(c)	.87	%(d)	1.25%	1.01%	.85%	.83	%(d)
Net investment income	2.34	%(c)	2.15	%(d)	2.50%	2.13%	1.09%	1.33	%(d)
Portfolio turnover rate	64%		132%		94%	46%	51%	47%

See footnote summary on page 15.

14

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009	2008	2007	2006
Net asset value, beginning of period	$12.05		$9.67		$7.86	$16.20	$22.80	$19.94

Income From Investment Operations
Net investment income (a)	.13		.20		.20	.22	.16	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.12		2.31		1.97	(4.37)	(2.90)	6.03

Net increase (decrease) in net asset value from operations	1.25		2.51		2.17	(4.15)	(2.74)	6.25

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.13)		(.20)	(.20)	(.25)	(.40)
Distributions from net realized gain on investment transactions	(1.39)		–0	–	(.16)	(3.99)	(3.61)	(2.99)

Total dividends and distributions	(1.54)		(.13)		(.36)	(4.19)	(3.86)	(3.39)

Net asset value, end of period	$11.76		$12.05		$9.67	$7.86	$16.20	$22.80

Total Return
Total investment return based on net asset value (b)	10.16	%*	26.05%		29.22%	(35.82)%	(14.76)%	34.88%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,014		$14,479		$12,517	$11,104	$22,281	$33,461
Ratio to average net assets of:
Expenses	1.08	%(c)	1.13	%(d)	1.53%	1.26%	1.10%	1.08	%(d)
Net investment income	2.11	%(c)	1.89	%(d)	2.67%	1.83%	.80%	1.04	%(d)
Portfolio turnover rate	64%		132%		94%	46%	51%	47%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2011 by 0.06%.

See notes to financial statements.

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REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

16

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index (the “FTSE NAREIT Equity REIT Index”) and the Standard & Poor’s 500 Stock Index (the “S&P 500 Stock Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011 and (in the case of comparisons with the indices) the since inception period (January 1997 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the FTSE NAREIT Equity Index in the 1-year period but outperformed that index in the 3-, 5- and 10-year and the since inception periods. The Portfolio outperformed the S&P 500 Index in all periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the initial fee rates in the institutional fee schedule were higher, and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate higher than that in the Portfolio’s Advisory Agreement prior to taking account of the administrative expense reimbursements to the Adviser. The directors noted that adding the administrative expense reimbursement to the Adviser resulted in a lower rate of total compensation to the Adviser under the institutional fee schedule than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

17

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 11 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

18

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$79.0	Real Estate Investment Portfolio

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

19

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $73,999 (0.11% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 0.87%	December 31
Class B 1.13%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$79.0	U.S. REIT Strategy Schedule 70 bp on first $25m 60 bp on next $25m 50 on the balance Minimum account size $25m	0.595%	0.550%

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

20

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. (“Global Real Estate Investment Fund, Inc.), a retail mutual fund, which has a substantially somewhat investment style as the Portfolio. Set forth below are the fee schedule of Global Real Estate Investment Fund, Inc.5 and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio.7

Fund	Fee[8]
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Real Estate Investment Portfolio	0.550	0.800	1/13

5	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

8	It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

21

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	0.871	0.888	5/13	0.888	9/21

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $34,124 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $52,496 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

22

AllianceBernstein Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Deli study was originally published in 2002 based on 1997 data.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2011.20

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	35.10	36.67	35.10	8/13	11/21
3 year	6.09	5.17	3.19	3/12	4/20
5 year	3.55	2.79	2.78	4/11	5/19
10 year	12.23	10.76	11.09	1/7	1/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	35.10	6.09	3.55	12.23	9.83	24.12	0.51	10
FTSE NAREIT Equity REIT Index[24]	39.54	3.80	2.97	11.78	9.48	24.94	0.49	10
S&P 500 Stock Index	22.58	1.05	2.87	2.62	5.90	16.04	0.10	10
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

19	The Portfolio’s PG and PU are identical to the Portfolio’s respective EG and EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

24	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,133.90	$6.14	1.16%
Hypothetical (5% return before expenses)	$1,000	$1,019.04	$5.81	1.16%

Class B
Actual	$1,000	$1,132.40	$7.45	1.41%
Hypothetical (5% return before expenses)	$1,000	$1,017.80	$7.05	1.41%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Select Comfort Corp.	$970,920	1.5%
SXC Health Solutions Corp.	961,633	1.5
HMS Holdings Corp.	926,591	1.4
Aspen Technology, Inc.	890,044	1.4
Healthspring, Inc.	881,992	1.4
Cabot Oil & Gas Corp.	876,618	1.3
Hexcel Corp.	857,869	1.3
Zumiez, Inc.	851,977	1.3
ADTRAN, Inc.	841,942	1.3
IDEX Corp.	835,158	1.3

	$8,894,744	13.7%

SECTOR DIVERSIFICATION**

June 30, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$17,693,305	27.6%
Industrials	14,073,719	21.9
Health Care	12,669,325	19.7
Consumer Discretionary	10,783,269	16.8
Energy	4,467,020	7.0
Financials	3,156,639	4.9
Materials	892,979	1.4
Short-Term Investments	428,457	0.7

Total Investments	$64,164,713	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.4%

INFORMATION TECHNOLOGY–27.3%
COMMUNICATIONS EQUIPMENT–5.1%
ADTRAN, Inc.	21,750	$841,942
Aruba Networks, Inc.(a)	25,382	750,038
Ixia(a)	30,132	385,690
Netgear, Inc.(a)	18,590	812,755
Riverbed Technology, Inc.(a)	12,249	484,938

		3,275,363

INTERNET SOFTWARE & SERVICES–3.9%
DealerTrack Holdings, Inc.(a)	35,930	824,594
LogMeIn, Inc.(a)	10,990	423,884
OpenTable, Inc.(a)	6,250	519,500
RightNow Technologies, Inc.(a)	24,100	780,840

		2,548,818

IT SERVICES–0.7%
VeriFone Systems, Inc.(a)	10,579	469,179

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.2%
Entegris, Inc.(a)	49,696	502,924
Fairchild Semiconductor International, Inc.(a)	40,093	669,954
Hittite Microwave Corp.(a)	8,180	506,424
International Rectifier Corp.(a)	25,290	707,361
Magnachip Semiconductor Corp.(a)	22,674	261,204
Netlogic Microsystems, Inc.(a)	19,572	791,100
Teradyne, Inc.(a)	37,230	551,004

		3,989,971

SOFTWARE–11.4%
Aspen Technology, Inc.(a)	51,807	890,044
Concur Technologies, Inc.(a)	9,890	495,192
Fortinet, Inc.(a)	23,696	646,664
Informatica Corp.(a)	10,350	604,750
MICROS Systems, Inc.(a)	12,800	636,288
QLIK Technologies, Inc.(a)	17,627	600,376
Radiant Systems, Inc.(a)	38,154	797,419
RealD, Inc.(a)	26,154	611,742
SuccessFactors, Inc.(a)	24,900	732,060
Taleo Corp.(a)	20,004	740,748
TIBCO Software, Inc.(a)	22,560	654,691

		7,409,974

		17,693,305

INDUSTRIALS–21.7%
AEROSPACE & DEFENSE–2.2%
Hexcel Corp.(a)	39,190	857,869
Keyw Holding Corp. (The)(a)	45,113	558,950

		1,416,819

AIR FREIGHT & LOGISTICS–1.0%
Atlas Air Worldwide Holdings, Inc.(a)	10,707	637,173

Company	Shares	U.S. $ Value

BUILDING PRODUCTS–0.9%
Simpson Manufacturing Co., Inc.	20,370	$608,452

COMMERCIAL SERVICES & SUPPLIES–1.3%
Interface, Inc.	42,950	831,941

ELECTRICAL EQUIPMENT–1.6%
AMETEK, Inc.	14,650	657,785
Thermon Group Holdings, Inc.(a)	29,848	358,176

		1,015,961

MACHINERY–6.6%
Actuant Corp.–Class A	27,320	732,996
IDEX Corp.	18,215	835,158
Lincoln Electric Holdings, Inc.	20,880	748,548
Middleby Corp.(a)	7,530	708,121
RBC Bearings, Inc.(a)	16,520	623,795
Valmont Industries, Inc.	6,910	666,055

		4,314,673

MARINE–1.3%
Kirby Corp.(a)	14,663	830,952

PROFESSIONAL SERVICES–3.1%
CoStar Group, Inc.(a)	13,976	828,497
RPX Corp.(a)	15,724	440,744
TrueBlue, Inc.(a)	50,968	738,017

		2,007,258

ROAD & RAIL–2.6%
Genesee & Wyoming, Inc.– Class A(a)	11,950	700,748
Knight Transportation, Inc.	32,340	549,457
Zipcar, Inc.(a)	22,725	463,817

		1,714,022

TRADING COMPANIES & DISTRIBUTORS–1.1%
United Rentals, Inc.(a)	27,420	696,468

		14,073,719

HEALTH CARE–19.6%
BIOTECHNOLOGY–6.6%
Amarin Corp. PLC (ADR)(a)	32,320	467,671
Ardea Biosciences, Inc.(a)	9,020	229,649
Ariad Pharmaceuticals, Inc.(a)	28,380	321,545
Arqule, Inc.(a)	41,577	259,856
AVEO Pharmaceuticals, Inc.(a)	15,010	309,356
Cepheid, Inc.(a)	19,422	672,778
Human Genome Sciences, Inc.(a)	7,310	179,387
Incyte Corp. Ltd.(a)	16,020	303,419
InterMune, Inc.(a)	14,410	516,599
Ironwood Pharmaceuticals, Inc.(a)	12,270	192,884
NPS Pharmaceuticals, Inc.(a)	29,650	280,193
Pharmacyclics, Inc.(a)	7,770	81,119
Pharmasset, Inc.(a)	3,853	432,307
United Therapeutics Corp.(a)	680	37,468

		4,284,231

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE EQUIPMENT & SUPPLIES–4.1%
NxStage Medical, Inc.(a)	27,987	$582,689
Sirona Dental Systems, Inc.(a)	13,955	741,011
Volcano Corp.(a)	22,740	734,275
Zoll Medical Corp.(a)	10,735	608,245

		2,666,220

HEALTH CARE PROVIDERS & SERVICES–5.6%
Centene Corp.(a)	20,420	725,523
Healthspring, Inc.(a)	19,128	881,992
HMS Holdings Corp.(a)	12,054	926,591
IPC The Hospitalist Co., Inc.(a)	13,370	619,699
Vanguard Health Systems, Inc.(a)	27,935	479,644

		3,633,449

HEALTH CARE TECHNOLOGY–1.5%
SXC Health Solutions Corp.(a)	16,321	961,633

PHARMACEUTICALS–1.8%
Impax Laboratories, Inc.(a)	21,670	472,189
MAP Pharmaceuticals, Inc.(a)	14,940	238,592
Optimer Pharmaceuticals, Inc.(a)	34,736	413,011

		1,123,792

		12,669,325

CONSUMER DISCRETIONARY–16.6%
DISTRIBUTORS–1.2%
LKQ Corp.(a)	30,750	802,267

DIVERSIFIED CONSUMER SERVICES–0.9%
K12, Inc.(a)	17,790	589,561

HOTELS, RESTAURANTS & LEISURE–4.6%
Gaylord Entertainment Co.(a)	18,930	567,900
Life Time Fitness, Inc.(a)	12,357	493,168
Orient-Express Hotels Ltd.– Class A(a)	59,920	644,140
Panera Bread Co.–Class A(a)	5,455	685,475
Texas Roadhouse, Inc.–Class A	33,710	591,105

		2,981,788

HOUSEHOLD DURABLES–1.0%
Tempur-Pedic International, Inc.(a)	9,585	650,055

INTERNET & CATALOG RETAIL–1.2%
Shutterfly, Inc.(a)	14,112	810,311

MEDIA–1.3%
National CineMedia, Inc.	39,000	659,490
Pandora Media, Inc.(a)	9,163	173,272

		832,762

Company	Shares	U.S. $ Value

SPECIALTY RETAIL–6.4%
Dick’s Sporting Goods, Inc.(a)	17,850	$686,333
Select Comfort Corp.(a)	54,000	970,920
Tractor Supply Co.	12,030	804,566
Ulta Salon Cosmetics & Fragrance, Inc.(a)	12,430	802,729
Zumiez, Inc.(a)	34,120	851,977

		4,116,525

		10,783,269

ENERGY–6.9%
ENERGY EQUIPMENT & SERVICES–3.1%
Complete Production Services, Inc.(a)	21,552	718,975
Dril-Quip, Inc.(a)	9,570	649,133
Oceaneering International, Inc.	15,720	636,660

		2,004,768

OIL, GAS & CONSUMABLE FUELS–3.8%
Cabot Oil & Gas Corp.	13,220	876,618
Oasis Petroleum, Inc.(a)	8,775	260,442
Resolute Energy Corp.(a)	37,680	608,909
SM Energy Co.	9,748	716,283

		2,462,252

		4,467,020

FINANCIALS–4.9%
CAPITAL MARKETS–2.9%
Affiliated Managers Group, Inc.(a)	5,740	582,323
Greenhill & Co., Inc.	5,770	310,541
KBW, Inc.	17,042	318,686
Stifel Financial Corp.(a)	18,606	667,211

		1,878,761

COMMERCIAL BANKS–2.0%
Iberiabank Corp.	11,119	640,899
Signature Bank(a)	11,136	636,979

		1,277,878

		3,156,639

MATERIALS–1.4%
CHEMICALS–1.4%
PolyOne Corp.	7,341	113,565
Solutia, Inc.(a)	34,110	779,414

		892,979

Total Common Stocks (cost $48,071,750)		63,736,256

4

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.6%
TIME DEPOSIT–0.6%
State Street Time Deposit 0.01%, 7/01/11 (cost $428,457)	$428	$428,457

TOTAL INVESTMENTS–99.0% (cost $48,500,207)		64,164,713
Other assets less liabilities–1.0%		631,330

NET ASSETS–100.0%		$64,796,043

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $48,500,207)	$64,164,713
Receivable for investment securities sold	1,074,012
Dividends and interest receivable	11,030
Receivable for capital stock sold	11,003

Total assets	65,260,758

LIABILITIES
Payable for investment securities purchased	315,376
Advisory fee payable	38,964
Administrative fee payable	20,713
Payable for capital stock redeemed	13,813
Distribution fee payable	6,702
Transfer Agent fee payable	134
Accrued expenses	69,013

Total liabilities	464,715

NET ASSETS	$64,796,043

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,542
Additional paid-in capital	50,924,980
Accumulated net investment loss	(340,526)
Accumulated net realized loss on investment transactions	(1,456,459)
Net unrealized appreciation on investments	15,664,506

$64,796,043

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$31,882,573	1,718,725	$18.55
B	$32,913,470	1,823,104	$18.05

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends	$71,409
Interest	62

71,471

EXPENSES
Advisory fee (see Note B)	239,576
Distribution fee—Class B	41,256
Transfer agency—Class A	680
Transfer agency—Class B	726
Custodian	46,524
Administrative	36,273
Legal	17,950
Audit	17,334
Printing	8,756
Directors’ fees	2,017
Miscellaneous	905

Total expenses	411,997

Net investment loss	(340,526)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	7,546,032
Net change in unrealized appreciation/depreciation of investments	601,001

Net gain on investment transactions	8,147,033

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,806,507

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(340,526)	$(460,286)
Net realized gain on investment transactions	7,546,032	6,528,737
Net change in unrealized appreciation/depreciation of investments	601,001	7,834,069

Net increase in net assets from operations	7,806,507	13,902,520
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(1,156,531)	6,571,097

Total increase	6,649,976	20,473,617
NET ASSETS
Beginning of period	58,146,067	37,672,450

End of period (including accumulated net investment income/(loss) of ($340,526) and $0, respectively)	$64,796,043	$58,146,067

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks	$63,736,256		$–0	–	$–0	–	$63,736,256
Short-Term Investments	–0	–	428,457		–0	–	428,457

Total Investments in Securities	63,736,256		428,457		–0	–	64,164,713
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$63,736,256		$428,457		$–0	–	$64,164,713

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Warrants**		Total
Balance as of 12/31/10	$–0	–	$–0	–
Accrued discounts/premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	–0	–
Purchases	–0	–	–0	–
Sales	–0	–	–0	–
Transfers into Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 6/30/11	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*	$–0	–	$–0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Portfolio held a security with zero market value at period end.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

10

AllianceBernstein Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $36,273.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $53,520, of which $288 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$27,664,281		$29,996,571
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$16,312,281
Gross unrealized depreciation	(647,775)

Net unrealized appreciation	$15,664,506

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

12

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	142,134	229,854	$2,540,469	$3,198,966
Shares redeemed	(197,478)	(370,220)	(3,530,211)	(4,881,213)

Net decrease	(55,344)	(140,366)	$(989,742)	$(1,682,247)

Class B
Shares sold	360,819	1,171,263	$6,216,613	$16,036,702
Shares redeemed	(365,220)	(611,325)	(6,383,402)	(7,783,358)

Net increase (decrease)	(4,401)	559,938	$(166,789)	$8,253,344

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk–Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk–This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk–The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk–In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(7,770,663	)(a)
Unrealized appreciation/(depreciation)	13,831,677	(b)

Total accumulated earnings/(deficit)	$6,061,014

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward of $7,770,663 of which $1,108,672 expires in the year 2016 and $6,661,991 expires in the year 2017. During the fiscal year, the Portfolio utilized $6,204,459 of capital loss carryforwards. Additionally, $35,022,341 of capital loss carryforwards expired in the current fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008	2007		2006
Net asset value, beginning of period	$16.36		$11.95		$8.43		$15.48	$13.57		$12.26

Income From Investment Operations
Net investment loss (a)	(.08)		(.13)		(.13)		(.13)	(.12)		(.12)
Net realized and unrealized gain (loss) on investment transactions	2.27		4.54		3.65		(6.92)	2.03		1.43
Contributions from Adviser	–0	–	–0	–	–0	–	.00 (b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.19		4.41		3.52		(7.05)	1.91		1.31

Net asset value, end of period	$18.55		$16.36		$11.95		$8.43	$15.48		$13.57

Total Return
Total investment return based on net asset value (c)	13.39%		36.90	%*	41.76	%*	(45.54)%*	14.08%		10.69%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,883		$29,018		$22,876		$18,003	$39,867		$48,498
Ratio to average net assets of:
Expenses	1.16	%(d)	1.37	%(e)	1.62%		1.32%	1.20%		1.16	%(e)
Net investment loss	(.94	)%(d)	(1.00	)%(e)	(1.33)%		(1.02)%	(.81)%		(.90	)%(e)
Portfolio turnover rate	43%		95%		106%		129%	88%		76%

See footnote summary on page 16.

15

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008	2007		2006
Net asset value, beginning of period	$15.94		$11.67		$8.26		$15.19	$13.36		$12.09

Income From Investment Operations
Net investment loss (a)	(.10)		(.16)		(.15)		(.15)	(.15)		(.15)
Net realized and unrealized gain (loss) on investment transactions	2.21		4.43		3.56		(6.78)	1.98		1.42
Contributions from Adviser	–0	–	–0	–	–0	–	.00 (b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.11		4.27		3.41		(6.93)	1.83		1.27

Net asset value, end of period	$18.05		$15.94		$11.67		$8.26	$15.19		$13.36

Total Return
Total investment return based on net asset value (c)	13.24%		36.59	%*	41.28	%*	(45.62)%*	13.70%		10.51%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,913		$29,128		$14,796		$11,111	$24,937		$22,070
Ratio to average net assets of:
Expenses	1.41	%(d)	1.62	%(e)	1.87%		1.60%	1.44%		1.41	%(e)
Net investment loss	(1.19	)%(d)	(1.23	)%(e)	(1.58)%		(1.29)%	(1.05)%		(1.15	)%(e)
Portfolio turnover rate	43%		95%		106%		129%	88%		76%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.05%, 0.28% and 0.40%, respectively.

See notes to financial statements.

16

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

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SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011 and (in the case of comparisons with the Index) the since inception period (August 1996 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period. The Portfolio lagged the Index in the since inception period but outperformed the Index in the 1-, 3-, 5- and 10-year periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the initial rates in the institutional fee schedule were higher, and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate higher than that in the Portfolio’s Advisory Agreement (including the impact of the expense reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee is a monthly fee based on average daily net assets and the Corresponding Fund’s fee is a quarterly fee based on net asset value at the end of each quarter.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds

18

AllianceBernstein Variable Products Series Fund

such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 17 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was similar to the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s very small asset base of approximately $42 million significantly impacted the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Growth	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$67.3	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $70,968 (0.17% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

20

AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Small Cap Growth Portfolio	Class A	1.37%	December 31
	Class B	1.62%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$67.3	Small Cap Growth Schedule	0.961%	0.750%
		100 bp on first $50m
		85 bp on the next $50m
		75 bp on the balance
		Minimum account size $25m

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio (“Cap Fund, Inc.—Small Cap Growth Portfolio”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedules of Cap Fund, Inc.—Small Cap Growth Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small-Cap Growth Portfolio[6]	Cap Fund, Inc.—Small Cap	0.75% on first $2.5 billion	0.750%	0.750%
	Growth Portfolio	0.65% on next $2.5 billion
		0.60% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2011 net assets.

Fund	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Portfolio Adv. Fee (%)
Small Cap Growth Portfolio	Client #1[7],[8]	0.60% on first $1 billion	0.600	0.750
		0.55% on next $500 million
		0.50% on next $500 million
		0.45% on next $500 million
		0.40% on the balance

	Client #2	0.65% on 1st $25 million	0.619	0.750
		0.60% on next $75 million
		0.55% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The advisory fee of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

7	The client is an affiliate of the Adviser.

8	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

22

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.900	3/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.370	1.030	12/12	0.964	37/37

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

23

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $44,470 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $389,165 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

15	The Deli study was originally published in 2002 based on 1997 data.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

24

AllianceBernstein Variable Products Series Fund

his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2011.20

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.51	37.06	35.89	1/12	1/37
3 year	10.82	7.67	8.27	4/11	9/35
5 year	5.44	2.97	4.93	3/11	13/34
10 year	5.95	3.12	5.35	1/9	8/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	46.51	10.82	5.44	5.95	4.99	22.81	0.27	10
Russell 2000 Growth Index	36.33	7.13	4.56	5.04	5.25	22.66	0.23	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

19	The Portfolio’s PG and PU are identical to the Portfolio’s respective EG and EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.80	$4.15	0.82%
Hypothetical (5% return before expenses)	$1,000	$1,020.73	$4.11	0.82%

Class B
Actual	$1,000	$1,037.40	$5.41	1.07%
Hypothetical (5% return before expenses)	$1,000	$1,019.49	$5.36	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO TEN LARGEST HOLDINGS *
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Bristow Group, Inc.	$7,964,222	1.5%
Health Net, Inc.	7,746,526	1.4
NV Energy, Inc.	7,257,480	1.4
NiSource, Inc.	7,241,400	1.3
Aircastle Ltd.	7,129,560	1.3
Portland General Electric Co.	7,128,960	1.3
CapitalSource, Inc.	7,109,835	1.3
UGI Corp.	7,018,989	1.3
PolyOne Corp.	7,003,269	1.3
Entertainment Properties Trust	6,995,660	1.3

	$72,595,901	13.4%

SECTOR DIVERSIFICATION **

June 30, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$138,034,038	25.5%
Consumer Discretionary	85,875,764	15.9
Information Technology	66,291,494	12.3
Utilities	52,577,416	9.7
Energy	48,654,936	9.0
Industrials	43,889,049	8.1
Materials	35,762,150	6.6
Consumer Staples	28,896,374	5.4
Health Care	28,679,817	5.3
Short-Term Investments	11,889,452	2.2

Total Investments	$540,550,490	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%
FINANCIALS –25.5%
CAPITAL MARKETS–0.9%
MF Global Holdings Ltd.(a)	604,000	$4,674,960

COMMERCIAL BANKS–6.6%
Associated Banc-Corp	225,400	3,133,060
CapitalSource, Inc.	1,102,300	7,109,835
Comerica, Inc.	180,600	6,243,342
Hancock Holding Co.	143,750	4,453,375
Popular, Inc.(a)	1,737,957	4,796,761
Susquehanna Bancshares, Inc.	414,464	3,315,712
Umpqua Holdings Corp.	297,040	3,436,753
Webster Financial Corp.	158,200	3,325,364

		35,814,202

INSURANCE–6.8%
Amtrust Financial Services, Inc.	229,600	5,230,288
Aspen Insurance Holdings Ltd.	198,200	5,099,686
Endurance Specialty Holdings Ltd.	155,500	6,426,815
PartnerRe Ltd.	64,000	4,406,400
Platinum Underwriters Holdings Ltd.	181,250	6,024,750
Reinsurance Group of America, Inc.–Class A	81,600	4,966,176
Unum Group	178,400	4,545,632

		36,699,747

REAL ESTATE INVESTMENT TRUSTS (REITs)–8.0%
BioMed Realty Trust, Inc.	344,900	6,635,876
BRE Properties, Inc.	139,850	6,975,718
Camden Property Trust	107,600	6,845,512
DiamondRock Hospitality Co.	541,600	5,811,368
Entertainment Properties Trust	149,800	6,995,660
Glimcher Realty Trust	581,900	5,528,050
Sunstone Hotel Investors, Inc.(a)	498,530	4,621,373

		43,413,557

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.7%
Forest City Enterprises, Inc.(a)	215,300	4,019,651

THRIFTS & MORTGAGE FINANCE–2.5%
First Niagara Financial Group, Inc.	368,100	4,858,920
People’s United Financial, Inc.	277,100	3,724,224
Washington Federal, Inc.	293,900	4,828,777

		13,411,921

		138,034,038

CONSUMER DISCRETIONARY–15.8%
AUTO COMPONENTS–3.5%
Cooper Tire & Rubber Co.	203,500	4,027,265
Dana Holding Corp.(a)	318,200	5,823,060

Company	Shares	U.S. $ Value

Lear Corp.	73,100	$3,909,388
TRW Automotive Holdings Corp.(a)	90,100	5,318,603

		19,078,316

HOTELS, RESTAURANTS & LEISURE–0.9%
Royal Caribbean Cruises Ltd.(a)	132,700	4,994,828

HOUSEHOLD DURABLES–2.4%
American Greetings Corp.	275,500	6,623,020
NVR, Inc.(a)	8,810	6,391,479

		13,014,499

MEDIA–1.4%
Gannett Co., Inc.	325,800	4,665,456
Meredith Corp.	94,000	2,926,220

		7,591,676

MULTILINE RETAIL–2.0%
Big Lots, Inc.(a)	160,700	5,327,205
Saks, Inc.(a)	475,800	5,314,686

		10,641,891

SPECIALTY RETAIL–4.6%
ANN, Inc.(a)	231,091	6,031,475
Foot Locker, Inc.	280,450	6,663,492
GameStop Corp.–Class A(a)	118,500	3,160,395
Office Depot, Inc.(a)	908,300	3,833,026
Signet Jewelers Ltd.(a)	116,900	5,472,089

		25,160,477

TEXTILES, APPAREL & LUXURY GOODS–1.0%
Jones Group, Inc. (The)	497,150	5,394,077

		85,875,764

INFORMATION TECHNOLOGY–12.2%
COMMUNICATIONS EQUIPMENT–0.6%
Arris Group, Inc.(a)	295,900	3,435,399

COMPUTERS & PERIPHERALS–0.6%
NCR Corp.(a)	176,700	3,337,863

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–6.7%
Anixter International, Inc.	47,300	3,090,582
Arrow Electronics, Inc.(a)	130,200	5,403,300
AU Optronics Corp. (Sponsored ADR)(a)	867,542	5,968,689
Avnet, Inc.(a)	206,500	6,583,220
Flextronics International Ltd.(a)	936,500	6,012,330
Insight Enterprises, Inc.(a)	391,600	6,935,236
TTM Technologies, Inc.(a)	155,752	2,495,147

		36,488,504

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

IT SERVICES–2.2%
Amdocs Ltd.(a)	171,600	$5,214,924
Convergys Corp.(a)	498,700	6,802,268

		12,017,192

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.1%
Entegris, Inc.(a)	569,400	5,762,328

SOFTWARE–1.0%
Take-Two Interactive Software, Inc.(a)	343,600	5,250,208

		66,291,494

UTILITIES–9.7%
ELECTRIC UTILITIES–4.8%
NV Energy, Inc.	472,800	7,257,480
PNM Resources, Inc.	316,200	5,293,188
Portland General Electric Co.	282,000	7,128,960
Unisource Energy Corp.	172,900	6,454,357

		26,133,985

GAS UTILITIES–2.3%
Atmos Energy Corp.	164,000	5,453,000
UGI Corp.	220,100	7,018,989

		12,471,989

MULTI-UTILITIES–2.6%
CMS Energy Corp.	341,800	6,730,042
NiSource, Inc.	357,600	7,241,400

		13,971,442

		52,577,416

ENERGY–9.0%
ENERGY EQUIPMENT & SERVICES–3.1%
Bristow Group, Inc.	156,100	7,964,222
Helix Energy Solutions Group, Inc.(a)	137,800	2,281,968
Helmerich & Payne, Inc.	98,900	6,539,268

		16,785,458

OIL, GAS & CONSUMABLE FUELS–5.9%
Forest Oil Corp.(a)	199,400	5,325,974
Petroleum Development Corp.(a)	109,300	3,269,163
Quicksilver Resources, Inc.(a)	317,800	4,690,728
Stone Energy Corp.(a)	156,700	4,762,113
Swift Energy Co.(a)	155,300	5,788,031
Teekay Corp.	97,600	3,013,888
Tesoro Corp.(a)	219,100	5,019,581

		31,869,478

		48,654,936

INDUSTRIALS–8.1%
AIRLINES–0.7%
Alaska Air Group, Inc.(a)	57,400	3,929,604

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–0.8%
Avery Dennison Corp.	114,300	$4,415,409

CONSTRUCTION & ENGINEERING–0.8%
Tutor Perini Corp.	220,000	4,219,600

ELECTRICAL EQUIPMENT–2.6%
EnerSys(a)	105,600	3,634,752
General Cable Corp.(a)	125,600	5,348,048
Thomas & Betts Corp.(a)	90,650	4,881,503

		13,864,303

MACHINERY–1.3%
Briggs & Stratton Corp.	107,100	2,127,006
Mueller Industries, Inc.	132,500	5,023,075

		7,150,081

TRADING COMPANIES & DISTRIBUTORS–1.9%
Aircastle Ltd.	560,500	7,129,560
WESCO International, Inc.(a)	58,800	3,180,492

		10,310,052

		43,889,049

MATERIALS–6.6%
CHEMICALS–3.6%
Arch Chemicals, Inc.	111,167	3,828,591
Huntsman Corp.	258,750	4,877,438
OM Group, Inc.(a)	91,947	3,736,726
PolyOne Corp.	452,700	7,003,269

		19,446,024

METALS & MINING–3.0%
Commercial Metals Co.	415,400	5,960,990
Reliance Steel & Aluminum Co.	120,325	5,974,136
Steel Dynamics, Inc.	269,600	4,381,000

		16,316,126

		35,762,150

CONSUMER STAPLES–5.3%
BEVERAGES–1.3%
Constellation Brands, Inc.–Class A(a)	332,025	6,912,761

FOOD PRODUCTS–4.0%
Bunge Ltd.	70,300	4,847,185
Dole Food Co., Inc.(a)	388,500	5,252,520
Smithfield Foods, Inc.(a)	230,200	5,034,474
Tyson Foods, Inc.–Class A	352,700	6,849,434

		21,983,613

		28,896,374

HEALTH CARE–5.3%
HEALTH CARE EQUIPMENT & SUPPLIES–1.2%
Kinetic Concepts, Inc.(a)	116,100	6,690,843

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–3.2%
Health Net, Inc.(a)	241,400	$7,746,526
LifePoint Hospitals, Inc.(a)	159,445	6,231,111
Molina Healthcare, Inc.(a)	119,437	3,239,131

		17,216,768

PHARMACEUTICALS–0.9%
Par Pharmaceutical Cos., Inc.(a)	144,700	4,772,206

		28,679,817

Total Common Stocks (cost $462,332,313)		528,661,038

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–2.2%
TIME DEPOSIT–2.2%
State Street Time Deposit 0.01%, 7/01/11 (cost $11,889,452)	$11,889	$11,889,452

TOTAL INVESTMENTS–99.7% (cost $474,221,765)		540,550,490
Other assets less liabilities–0.3%		1,589,977

NET ASSETS–100.0%		$542,140,467

(a)	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $474,221,765)	$540,550,490
Receivable for investment securities sold	4,182,346
Dividends and interest receivable	605,611
Receivable for capital stock sold	490,102

Total assets	545,828,549

LIABILITIES
Payable for investment securities purchased	2,846,295
Payable for capital stock redeemed	338,027
Advisory fee payable	326,635
Distribution fee payable	73,068
Administrative fee payable	20,335
Transfer Agent fee payable	134
Accrued expenses	83,588

Total liabilities	3,688,082

NET ASSETS	$542,140,467

COMPOSITION OF NET ASSETS
Capital stock, at par	$31,007
Additional paid-in capital	457,373,260
Undistributed net investment income	1,278,539
Accumulated net realized gain on investment transactions	17,128,936
Net unrealized appreciation on investments	66,328,725

$542,140,467

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$178,619,273	10,187,498	$17.53
B	$363,521,194	20,819,006	$17.46

See notes to financial statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends	$3,864,506
Interest	420

3,864,926

EXPENSES
Advisory fee (see Note B)	2,070,486
Distribution fee—Class B	465,652
Transfer agency—Class A	750
Transfer agency—Class B	1,555
Custodian	55,655
Printing	42,643
Administrative	36,313
Legal	18,026
Audit	17,396
Directors’ fees	1,915
Miscellaneous	6,787

Total expenses	2,717,178

Net investment income	1,147,748

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	50,763,680
Net change in unrealized appreciation/depreciation of investments	(31,415,485)

Net gain on investment transactions	19,348,195

NET INCREASE IN NET ASSETS FROM OPERATIONS	$20,495,943

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,147,748	$1,839,633
Net realized gain on investment transactions	50,763,680	35,733,642
Net change in unrealized appreciation/depreciation of investments	(31,415,485)	70,526,935

Net increase in net assets from operations	20,495,943	108,100,210
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(823,225)	(697,881)
Class B	(889,880)	(881,228)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(29,146,301)	47,057,185

Total increase (decrease)	(10,363,463)	153,578,286
NET ASSETS
Beginning of period	552,503,930	398,925,644

End of period (including undistributed net investment income of $1,278,539 and $1,843,896, respectively)	$542,140,467	$552,503,930

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks	$528,661,038		$–0	–	$–0	–	$528,661,038
Short-Term Investments	–0	–	11,889,452		–0	–	11,889,452

Total Investments in Securities	528,661,038		11,889,452		–0	–	540,550,490
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$528,661,038		$11,889,452		$–0	–	$540,550,490

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

10

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire on May 1, 2012 and may be extended by the Adviser for additional one-year terms. For the six months ended June 30, 2011, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $36,313.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $526,709, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$171,682,079		$204,962,278
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$80,853,756
Gross unrealized depreciation	(14,525,031)

Net unrealized appreciation	$66,328,725

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	904,794	2,995,169	$16,012,620	$45,129,753
Shares issued in reinvestment of dividends	45,183	44,622	823,225	697,881
Shares redeemed	(1,031,641)	(2,785,219)	(18,138,614)	(40,334,023)

Net increase (decrease)	(81,664)	254,572	$(1,302,769)	$5,493,611

Class B
Shares sold	1,550,707	7,472,466	$27,170,462	$110,787,329
Shares issued in reinvestment of dividends	49,029	56,525	889,880	881,228
Shares redeemed	(3,217,422)	(4,905,646)	(55,903,874)	(70,104,983)

Net increase (decrease)	(1,617,686)	2,623,345	$(27,843,532)	$41,563,574

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

12

AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$1,579,109		$3,067,524
Long-term capital gains	–0	–	14,053,685

Total taxable distributions	1,579,109		17,121,209

Total distributions paid	$1,579,109		$17,121,209

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,843,897
Accumulated capital and other losses	(31,347,683	)(a)
Unrealized appreciation/(depreciation)	95,457,149	(b)

Total accumulated earnings/(deficit)	$65,953,363

(a)	On December 31, 2010, the Portfolio had a capital loss carryforward for federal income tax purposes of $31,347,683 which expires in the year 2017.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years,

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SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009	2008	2007	2006
Net asset value, beginning of period	$16.95		$13.41		$9.92	$17.11	$18.08	$17.06

Income From Investment Operations
Net investment income (a)	.05		.08		.08	.13	.11	.20
Net realized and unrealized gain (loss) on investment transactions	.61		3.52		4.01	(5.63)	.36	2.14

Net increase (decrease) in net asset value from operations	.66		3.60		4.09	(5.50)	.47	2.34

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.06)		(.12)	(.11)	(.17)	(.08)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.48)	(1.58)	(1.27)	(1.24)

Total dividends and distributions	(.08)		(.06)		(.60)	(1.69)	(1.44)	(1.32)

Net asset value, end of period	$17.53		$16.95		$13.41	$9.92	$17.11	$18.08

Total Return
Total investment return based on net asset value (b)	3.88%		26.91%		42.86%	(35.58)%	1.71%	14.42%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$178,619		$174,068		$134,291	$99,957	$146,350	$159,804
Ratio to average net assets of:
Expenses	.82	%(c)	.84	%(d)	.87%	.86%	.83%	.86	%(d)
Net investment income	.59	%(c)	.56	%(d)	.70%	.95%	.59%	1.15	%(d)
Portfolio turnover rate	31%		54%		58%	49%	32%	46%

See footnote summary on page 16.

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SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009	2008	2007	2006
Net asset value, beginning of period	$16.87		$13.36		$9.87	$17.03	$18.00	$16.99

Income From Investment Operations
Net investment income (a)	.03		.05		.05	.10	.07	.16
Net realized and unrealized gain (loss) on investment transactions	.60		3.50		4.01	(5.61)	.37	2.13

Net increase (decrease) in net asset value from operations	.63		3.55		4.06	(5.51)	.44	2.29

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.04)		(.09)	(.07)	(.14)	(.04)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.48)	(1.58)	(1.27)	(1.24)

Total dividends and distributions	(.04)		(.04)		(.57)	(1.65)	(1.41)	(1.28)

Net asset value, end of period	$17.46		$16.87		$13.36	$9.87	$17.03	$18.00

Total Return
Total investment return based on net asset value (b)	3.74%		26.59%		42.66%	(35.75)%	1.53%	14.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$363,521		$378,436		$264,635	$202,997	$294,664	$251,412
Ratio to average net assets of:
Expenses	1.07	%(c)	1.09	%(d)	1.12%	1.11%	1.08%	1.11	%(d)
Net investment income	.33	%(c)	.31	%(d)	.42%	.72%	.35%	.91	%(d)
Portfolio turnover rate	31%		54%		58%	49%	32%	46%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

17

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3- and 5-year periods ended February 28, 2011 and (in the case of comparisons with the indices) the since inception period (May 2001 inception). The directors noted that the Portfolio was 1st out of 4 of the Performance Group and in the 3rd quintile of the Performance Universe for the 1-year period, 2nd out of 4 of the Performance Group and in the 1st quintile of the Performance Universe for the 3-year period, 1st out of 3 of the Performance Group and in the 1st quintile of the Performance Universe for the 5-year period. The Portfolio lagged the indices in the 1-year period but outperformed the indices in the 3-, 5-year and the since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds

18

AllianceBernstein Variable Products Series Fund

such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 1 basis point in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was essentially the same as the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was higher than the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Specialty	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$571.7	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $69,371 (0.01% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

20

AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20%	0.84%	December 31
	Class B 1.45%	1.09%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

21

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$571.7	Small & Mid Cap Value Schedule	0.585%	0.750%
		95 bp on first $25m
		75 bp on the next $25m
		65 bp on the next $50m
		55 bp on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, Inc. (“Small/Mid Cap Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedules of Small/Mid Cap Value Fund, Inc., and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund, Inc.	0.75% on first $2.5 billion	0.750%	0.750%
		0.65% on next $2.5 billion
		0.60% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2011 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small/Mid Cap Value Portfolio	Client #1	0.50% on the first $250 million 0.40% on the balance	0.472%	0.750%

	Client #2	0.95% on the first $25 million 0.75% on the next $25 million 0.65% on the next $50 million 0.55% on the balance	0.585%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

22

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.8

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Portfolio	0.750	0.758	7/14

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.10 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.11

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio	0.842	0.821	10/14	0.887	22/53

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

6	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The Portfolio’s EG includes the Portfolio, three other VIP Mid-Cap Value funds (“MCVE”) and ten VIP Mid-Cap Growth funds (“MCGE”).

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	The Portfolio’s EU includes the Portfolio, EG and all other VIP MCVE and VIP MCGE funds, excluding outliers.

12	Most recently completed fiscal year end Class A total expense ratio.

23

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased slightly during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $802,011 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $928,345 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

24

AllianceBernstein Variable Products Series Fund

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2011.19

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	29.00	25.54	28.94	1/4	6/13
3 year	9.12	7.42	5.44	2/4	2/13
5 year	6.47	4.76	3.79	1/3	1/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	29.00	9.12	6.47	10.69	24.14	0.29	5
Russell 2500 Value Index	29.55	5.82	3.70	8.86	21.89	0.17	5
Russell 2500 Index	32.74	6.62	4.72	7.69	N/A	N/A	N/A
Inception Date: May 2, 2001

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

18	The Portfolio’s PG and PU are not identical to the Portfolio’s respective EG and EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

25

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

June 30, 2011

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,049.40	$3.51	0.69%
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.46	0.69%

Class B
Actual	$1,000	$1,048.30	$4.77	0.94%
Hypothetical (5% return before expenses)	$1,000	$1,020.13	$4.71	0.94%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Pfizer, Inc.	$8,378,020	4.2%
Johnson & Johnson	6,951,340	3.4
AT&T, Inc.	6,863,085	3.4
JPMorgan Chase & Co.	6,574,964	3.3
Chevron Corp.	6,304,092	3.1
Citigroup, Inc.	5,862,912	2.9
ConocoPhillips	5,165,553	2.6
General Electric Co.	5,046,936	2.5
Marathon Oil Corp.	4,351,368	2.2
Hewlett-Packard Co.	4,346,160	2.2

	$59,844,430	29.8%

SECTOR DIVERSIFICATION**

June 30, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$35,036,066	17.0%
Consumer Discretionary	34,291,520	16.6
Energy	32,398,079	15.7
Financials	29,185,879	14.2
Consumer Staples	16,588,238	8.0
Information Technology	15,568,970	7.6
Industrials	15,166,854	7.4
Telecommunication Services	8,565,188	4.2
Materials	6,239,946	3.0
Utilities	5,225,734	2.5
Short-Term Investments	7,734,668	3.8

Total Investments	$206,001,142	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.9%

HEALTH CARE–17.5%
BIOTECHNOLOGY–2.1%
Amgen, Inc.(a)	33,600	$1,960,560
Gilead Sciences, Inc.(a)	52,300	2,165,743

		4,126,303

HEALTH CARE PROVIDERS & SERVICES–4.3%
Aetna, Inc.	12,200	537,898
Health Net, Inc.(a)	28,800	924,192
UnitedHealth Group, Inc.	61,900	3,192,802
WellPoint, Inc.	51,600	4,064,532

		8,719,424

PHARMACEUTICALS–11.1%
AstraZeneca PLC (Sponsored ADR)	70,000	3,504,900
Johnson & Johnson	104,500	6,951,340
Merck & Co., Inc.	95,100	3,356,079
Pfizer, Inc.	406,700	8,378,020

		22,190,339

		35,036,066

CONSUMER DISCRETIONARY–17.1%
AUTO COMPONENTS–1.5%
Lear Corp.	32,600	1,743,448
TRW Automotive Holdings Corp.(a)	21,700	1,280,951

		3,024,399

AUTOMOBILES–1.6%
Ford Motor Co.(a)	73,100	1,008,049
General Motors Co.(a)	71,600	2,173,776

		3,181,825

HOTELS, RESTAURANTS & LEISURE–0.3%
Royal Caribbean Cruises Ltd.(a)	14,700	553,308

HOUSEHOLD DURABLES–1.2%
Fortune Brands, Inc.	13,600	867,272
NVR, Inc.(a)	2,000	1,450,960

		2,318,232

MEDIA–8.2%
CBS Corp.–Class B	18,300	521,367
Comcast Corp.–Class A	167,600	4,246,984
DIRECTV(a)	48,500	2,464,770
Gannett Co., Inc.	85,200	1,220,064
McGraw-Hill Cos., Inc. (The)	28,100	1,177,671
News Corp.–Class A	149,100	2,639,070
Time Warner Cable, Inc.–Class A	26,400	2,060,256
Viacom, Inc.–Class B	42,800	2,182,800

		16,512,982

SPECIALTY RETAIL–4.3%
Foot Locker, Inc.	40,900	971,784
GameStop Corp.–Class A(a)	24,700	658,749
Gap, Inc. (The)	80,600	1,458,860

Company	Shares	U.S. $ Value

Limited Brands, Inc.	34,000	$1,307,300
Lowe’s Cos., Inc.	100,700	2,347,317
Office Depot, Inc.(a)	180,800	762,976
Ross Stores, Inc.	14,900	1,193,788

		8,700,774

		34,291,520

ENERGY–16.1%
ENERGY EQUIPMENT & SERVICES–2.6%
Ensco PLC (Sponsored ADR)	39,400	2,100,020
McDermott International, Inc.(a)	49,900	988,519
Nabors Industries Ltd.(a)	70,500	1,737,120
Transocean Ltd./Switzerland	7,800	503,568

		5,329,227

OIL, GAS & CONSUMABLE FUELS–13.5%
Anadarko Petroleum Corp.	21,600	1,658,016
Chevron Corp.	61,300	6,304,092
ConocoPhillips	68,700	5,165,553
Devon Energy Corp.	49,600	3,908,976
Hess Corp.	36,600	2,736,216
Marathon Oil Corp.	82,600	4,351,368
Nexen, Inc. (New York)	69,700	1,568,250
Tesoro Corp.(a)	27,500	630,025
Total SA (Sponsored ADR)	5,300	306,552
Valero Energy Corp.	17,200	439,804

		27,068,852

		32,398,079

FINANCIALS–14.5%
CAPITAL MARKETS–0.4%
Morgan Stanley	31,900	734,019

COMMERCIAL BANKS–2.2%
Regions Financial Corp.	36,700	227,540
Wells Fargo & Co.	150,100	4,211,806

		4,439,346

CONSUMER FINANCE–0.3%
Capital One Financial Corp.	13,400	692,378

DIVERSIFIED FINANCIAL SERVICES–8.0%
Bank of America Corp.	198,400	2,174,464
Citigroup, Inc.	140,800	5,862,912
JPMorgan Chase & Co.	160,600	6,574,964
Moody’s Corp.	37,500	1,438,125

		16,050,465

INSURANCE–3.6%
ACE Ltd.	26,700	1,757,394
Allstate Corp. (The)	17,800	543,434
Berkshire Hathaway, Inc.(a)	14,400	1,114,416
Chubb Corp.	15,500	970,455
Travelers Cos., Inc. (The)	49,400	2,883,972

		7,269,671

		29,185,879

3

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–8.3%
BEVERAGES–0.8%
Constellation Brands, Inc.– Class A(a)	74,900	$1,559,418

FOOD & STAPLES RETAILING–1.5%
Kroger Co. (The)	108,600	2,693,280
Safeway, Inc.	12,200	285,114

		2,978,394

FOOD PRODUCTS–2.7%
Bunge Ltd.	33,300	2,296,035
ConAgra Foods, Inc.	34,400	887,864
Smithfield Foods, Inc.(a)	26,400	577,368
Tyson Foods, Inc.–Class A	86,100	1,672,062

		5,433,329

HOUSEHOLD PRODUCTS–1.9%
Procter & Gamble Co. (The)	58,600	3,725,202

TOBACCO–1.4%
Altria Group, Inc.	109,500	2,891,895

		16,588,238

INFORMATION TECHNOLOGY–7.8%
COMMUNICATIONS EQUIPMENT–1.6%
Cisco Systems, Inc.	96,500	1,506,365
Motorola Solutions, Inc.(a)	34,600	1,592,984

		3,099,349

COMPUTERS & PERIPHERALS–3.2%
Dell, Inc.(a)	123,700	2,062,079
Hewlett-Packard Co.	119,400	4,346,160

		6,408,239

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.9%
Corning, Inc.	97,100	1,762,365

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
Advanced Semiconductor Engineering, Inc. (ADR)	85,600	482,784
Applied Materials, Inc.	113,700	1,479,237
Intel Corp.	61,300	1,358,408
Lam Research Corp.(a)	22,100	978,588

		4,299,017

		15,568,970

Company	Shares	U.S. $ Value

INDUSTRIALS–7.6%
AEROSPACE & DEFENSE–2.9%
Northrop Grumman Corp.	59,600	$4,133,260
Raytheon Co.	32,600	1,625,110

		5,758,370

AIRLINES–0.7%
Delta Air Lines, Inc.(a)	151,500	1,389,255

INDUSTRIAL CONGLOMERATES–2.5%
General Electric Co.	267,600	5,046,936

MACHINERY–1.5%
Ingersoll-Rand PLC	49,052	2,227,451
Parker Hannifin Corp.	8,300	744,842

		2,972,293

		15,166,854

TELECOMMUNICATION SERVICES–4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.3%
AT&T, Inc.	218,500	6,863,085
CenturyLink, Inc.	42,100	1,702,103

		8,565,188

MATERIALS–3.1%
CHEMICALS–2.1%
Dow Chemical Co. (The)	83,500	3,006,000
LyondellBasell Industries NV	32,200	1,240,344

		4,246,344

METALS & MINING–1.0%
Alcoa, Inc.	125,700	1,993,602

		6,239,946

UTILITIES–2.6%
ELECTRIC UTILITIES–0.8%
American Electric Power Co., Inc.	8,900	335,352
NV Energy, Inc.	83,400	1,280,190

		1,615,542

GAS UTILITIES–0.2%
UGI Corp.	12,800	408,192

MULTI-UTILITIES–1.6%
CMS Energy Corp.	63,800	1,256,222
DTE Energy Co.	38,900	1,945,778

		3,202,000

		5,225,734

Total Common Stocks (cost $174,473,653)		198,266,474

4

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–3.8%
TIME DEPOSIT–3.8%
State Street Time Deposit 0.01%, 7/01/11 (cost $7,734,668)	$7,735	$7,734,668

TOTAL INVESTMENTS–102.7% (cost $182,208,321)		206,001,142
Other assets less liabilities–(2.7)%		(5,460,133)

NET ASSETS–100.0%		$200,541,009

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $182,208,321)	$206,001,142
Receivable for investment securities sold	2,652,684
Dividends and interest receivable	246,009
Receivable for capital stock sold	28,583

Total assets	208,928,418

LIABILITIES
Payable for investment securities purchased	8,115,360
Advisory fee payable	89,621
Payable for capital stock redeemed	57,830
Distribution fee payable	40,406
Administrative fee payable	20,219
Transfer Agent fee payable	133
Accrued expenses	63,840

Total liabilities	8,387,409

NET ASSETS	$200,541,009

COMPOSITION OF NET ASSETS
Capital stock, at par	$19,834
Additional paid-in capital	257,137,006
Undistributed net investment income	1,162,413
Accumulated net realized loss on investment and foreign currency transactions	(81,571,111)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	23,792,867

$200,541,009

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,637,709	160,706	$10.19
B	$198,903,300	19,673,473	$10.11

See notes to financial statements.

6

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,396)	$2,227,078
Interest	119

2,227,197

EXPENSES
Advisory fee (see Note B)	575,237
Distribution fee—Class B	259,407
Transfer agency—Class A	12
Transfer agency—Class B	1,586
Custodian	41,268
Administrative	36,381
Printing	28,417
Legal	18,100
Audit	17,376
Directors’ fees	1,805
Miscellaneous	2,730

Total expenses	982,319

Net investment income	1,244,878

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	13,733,755
Foreign currency transactions	53
Net change in unrealized appreciation/depreciation of:
Investments	(4,725,811)
Foreign currency denominated assets and liabilities	(4)

Net gain on investment and foreign currency transactions	9,007,993

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,252,871

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,244,878	$2,309,084
Net realized gain on investment and foreign currency transactions	13,733,808	1,628,615
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,725,815)	19,775,497

Net increase in net assets from operations	10,252,871	23,713,196
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(22,448)	(31,891)
Class B	(2,297,210)	(3,592,985)
CAPITAL STOCK TRANSACTIONS
Net decrease	(21,620,936)	(21,280,738)

Total decrease	(13,687,723)	(1,192,418)
NET ASSETS
Beginning of period	214,228,732	215,421,150

End of period (including undistributed net investment income of $1,162,413 and $2,237,193, respectively)	$200,541,009	$214,228,732

See notes to financial statements.

8

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

9

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks	$198,266,474		$–0	–	$–0	–	$198,266,474
Short-Term Investments	–0	–	7,734,668		–0	–	7,734,668

Total Investments in Securities	198,266,474		7,734,668		–0	–	206,001,142
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$198,266,474		$7,734,668		$–0	–	$206,001,142

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

10

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire on May 1, 2012 and then may be extended by the Adviser for additional one year terms. For the six months ended June 30, 2011, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2011, such fee amounted to $36,381.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2011 amounted to $118,098, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $668 for the six months ended June 30, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$59,658,189		$82,730,675
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$29,361,136
Gross unrealized depreciation	(5,568,315)

Net unrealized appreciation	$23,792,821

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Class A
Shares sold	3,917	36,873	$40,287	$329,740
Shares issued in reinvestment of dividends	2,126	3,375	22,448	31,891
Shares redeemed	(18,812)	(44,449)	(192,273)	(394,896)

Net decrease	(12,769)	(4,201)	$(129,538)	$(33,265)

Class B
Shares sold	90,887	1,427,671	$932,006	$11,929,808
Shares issued in reinvestment of dividends	219,199	383,047	2,297,210	3,592,985
Shares redeemed	(2,432,498)	(4,052,496)	(24,720,614)	(36,770,266)

Net decrease	(2,122,412)	(2,241,778)	$(21,491,398)	$(21,247,473)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

12

AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2011.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$3,624,876	$6,231,779

Total distributions paid	$3,624,876	$6,231,779

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,220,260
Accumulated capital and other losses	(94,935,123	)(a)
Unrealized appreciation/(depreciation)	28,165,819	(b)

Total accumulated earnings/(deficit)	$(64,549,044)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $94,935,123 of which $13,938,472 expires in the year 2016 and $80,996,651 expires in the year 2017. During the fiscal year, the Portfolio utilized $510,492 of capital loss carryforwards.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One important change addresses the recognition of capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss (as permitted under previous regulation).

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008	2007	2006
Net asset value, beginning of period	$9.84		$8.97		$7.67		$13.92	$15.08	$12.94

Income From Investment Operations
Net investment income (a)	.07		.12		.16		.27	.32	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42		.93		1.41		(5.62)	(.85)	2.42

Net increase (decrease) in net asset value from operations	.49		1.05		1.57		(5.35)	(.53)	2.68

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.18)		(.27)		(.28)	(.21)	(.16)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.62)	(.42)	(.38)

Total dividends and distributions	(.14)		(.18)		(.27)		(.90)	(.63)	(.54)

Net asset value, end of period	$10.19		$9.84		$8.97		$7.67	$13.92	$15.08

Total Return
Total investment return based on net asset value (b)	4.94%		11.81	%*	21.12	%*	(40.83)%*	(3.95)%	21.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,638		$1,707		$1,594		$1,490	$3,305,460	$1,043,677
Ratio to average net assets of:
Expenses	.69	%(c)	.71	%(d)	.70%		.67%	.65%	.69	%(d)
Net investment income	1.43	%(c)	1.37	%(d)	2.09%		2.46%	2.17%	1.89	%(d)
Portfolio turnover rate	29%		73%		64%		33%	20%	17%

See footnote summary on page 16.

15

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31,
			2010		2009		2008	2007	2006
Net asset value, beginning of period	$9.75		$8.90		$7.59		$13.79	$14.95	$12.84

Income From Investment Operations
Net investment income (a)	.06		.10		.14		.24	.27	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42		.91		1.41		(5.58)	(.83)	2.40

Net increase (decrease) in net asset value from operations	.48		1.01		1.55		(5.34)	(.56)	2.62

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.16)		(.24)		(.24)	(.18)	(.13)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.62)	(.42)	(.38)

Total dividends and distributions	(.12)		(.16)		(.24)		(.86)	(.60)	(.51)

Net asset value, end of period	$10.11		$9.75		$8.90		$7.59	$13.79	$14.95

Total Return
Total investment return based on net asset value (b)	4.83%		11.42	%*	21.04	%*	(41.01)%*	(4.16)%	21.03%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,903		$212,522		$213,827		$197,080	$329,217	$308,635
Ratio to average net assets of:
Expenses	.94	%(c)	.96	%(d)	.95%		.92%	.90%	.94	%(d)
Net investment income	1.19	%(c)	1.12	%(d)	1.84%		2.24%	1.82%	1.64	%(d)
Portfolio turnover rate	29%		73%		64%		33%	20%	17%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.01%, 0.02% and 0.02%, respectively.

See notes to financial statements.

16

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Value Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

17

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended February 28, 2011 and (in the case of comparisons with the Index) the since inception period (July 2002 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Portfolio lagged the Index in all periods. The directors also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper Large Cap Value Funds Average and the Index. The directors also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to advise the Portfolio. The directors determined to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

18

AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$215.0	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $71,710 (0.03% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

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AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20%	0.71%	December 31
	Class B 1.45%	0.96%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

21

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Value Portfolio	$215.0	Diversified Value Schedule 65 bp on first $25m 50 bp on the next $25m 40 bp on the next $50m 30 bp on the next $100m 25 bp on the balance Minimum account size $25m	0.384%	0.550%

The Adviser also manages AllianceBernstein Value Fund, Inc. (“Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Value Portfolio	Value Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2011 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
Value Portfolio	Client # 1[6]	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.385		0.550
	Client # 2[6]	0.30% of the average daily net assets	0.300		0.550
	Client # 3	0.25% on the first $500 million 0.20% on the balance	0.250		0.550
	Client # 4	0.15% on the first $1 billion 0.14% on the next $2 billion 0.12% on the next $2 billion 0.10% on the balance +/- Performance Fee (v. R`000V)	0.150	[7]	0.550

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The client is an affiliate of the Adviser.

7	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

22

AllianceBernstein Variable Products Series Fund

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median (%)	Rank
Value Portfolio	0.550	0.750	1/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.709	0.745	4/15	0.782	10/36

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

8	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

23

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $512,092 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $747,191 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

24

AllianceBernstein Variable Products Series Fund

operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2011.19

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	18.56	20.05	20.01	12/15	27/36
3 year	–2.15	1.21	0.88	13/13	30/33
5 year	–0.90	2.39	2.07	12/12	28/31

Set forth below are the 1, 3 and 5year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	1 Year (%)	3 Year (%)		5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Value Portfolio	18.56	–	2.15	–0.90	6.17	19.75	–0.06	5
Russell 1000 Value Index	22.16	–	1.17	1.57	8.25	18.83	0.06	5
Inception Date: July 22, 2002

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

18	The Portfolio’s PG and PU are identical to the Portfolio’s respective EG and EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

25

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

26

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 12, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 12, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 12, 2011